   As filed with the Securities and Exchange Commission on August 5, 2005.
                                                            File No. 333-119424
                                                                      811-21640

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

         Pre-Effective Amendment No.                                        [ ]
                                      -----
         Post-Effective Amendment No.   1                                   [X]
                                      -----

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

         Amendment No.  3                                                   [X]
                      -----

                          NUTMEG LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT ONE
                           (Exact Name of Registrant)

                          NUTMEG LIFE INSURANCE COMPANY
                               (Name of Depositor)

                                  P.O. Box 2999
                             Hartford, CT 06104-2999
                   (Address of Depositor's Principal Offices)

                                 (860) 843-5445
               (Depositor's Telephone Number, Including Area Code)

                             Christopher M. Grinnell
                          Nutmeg Life Insurance Company
                                  P.O. Box 2999
                             Hartford, CT 06104-2999
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the registration statement.

It is proposed that this filing will become effective:

    _____ immediately upon filing pursuant to paragraph (b) of Rule 485
    _____ on _________ pursuant to paragraph (b) of Rule 485
    __X__ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
    _____ on _________ pursuant to paragraph (a)(1) of Rule 485
    _____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                    PART A

[PRODUCT NAME] VARIABLE ANNUITY
SEPARATE ACCOUNT ONE
NUTMEG LIFE INSURANCE COMPANY
P.O. BOX 5085
HARTFORD, CONNECTICUT 06102-5085




  [ICON]    1-800-862-6668 (CONTRACT OWNERS)
            1-800-862-7155 (REGISTERED REPRESENTATIVES)
            WWW.HARTFORDINVESTOR.COM
  [ICON]


                                                             [THE HARTFORD LOGO]
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This prospectus describes information you should know before you purchase [Product Name] Variable Annuity or make subsequent Premium Payments. Please read it carefully and keep it for your records.



This Variable Annuity is a contract between you and Nutmeg Life Insurance Company ("us," "we" or "our") where you agree to make at least one Premium Payment to us and we agree to make a series of Annuity Payouts at a later date. This Contract is a flexible premium, tax-deferred, variable annuity offered to both individuals and groups. It is:


X  Flexible, because you may add Premium Payments at any time.


X Tax-deferred, which means you may not have to pay taxes until you take money out or until we start to make Annuity Payouts.


X Variable, because the value of your Contract will fluctuate with the performance of the underlying Funds.


You must allocate your Premium Payment to "Sub-Accounts." The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products and certain other non-public investors ("Funds"). These are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund even though they may have similar investment strategies and the same portfolio managers as retail mutual funds. This Contract offers you Funds with investment strategies ranging from conservative to aggressive and you may pick those Funds that meet your investment goals and risk tolerance.



You may also allocate some or all of your Premium Payment to the Fixed Accumulation Feature, which pays an interest rate guaranteed for a certain time period from the time the Premium Payment is made. Premium Payments allocated to the Fixed Accumulation Feature are not segregated from our assets like the assets of the Separate Account.



You can also contact us to get a Statement of Additional Information free of charge. The Statement of Additional Information contains more information about this Contract and, like this prospectus, is filed with the Securities and Exchange Commission ("SEC"). Although we file this prospectus and the Statement of Additional Information with the SEC, the SEC doesn't approve or disapprove these securities or determine if the information in this prospectus is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense. This prospectus and the Statement of Additional Information can also be obtained from the SEC's website (http://www.sec.gov). You may also obtain a copy of this prospectus and the Statement of Additional Information, as amended from time to time, in a compact disk by contacting us.



This Contract IS NOT:


- A bank deposit or obligation

- Federally insured

- Endorsed by any bank or governmental agency


This Contract and its features may not be available for sale in all states. Please refer to the "State Variations" discussion in section 7 for additional information about variations in fees and features based on specific state requirements.

--------------------------------------------------------------------------------

PROSPECTUS DATED: NOVEMBER 1, 2005
STATEMENT OF ADDITIONAL INFORMATION DATED: NOVEMBER 1, 2005

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                                                   NUTMEG LIFE INSURANCE COMPANY
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TABLE OF CONTENTS



                                                                            PAGE
--------------------------------------------------------------------------------
1. HIGHLIGHTS                                                                 3
--------------------------------------------------------------------------------
2. SYNOPSIS                                                                   6
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3. GENERAL CONTRACT INFORMATION                                               9
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  Nutmeg Life Insurance Company                                               9
--------------------------------------------------------------------------------
  The Separate Account                                                        9
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  The Funds                                                                   9
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  Fixed Accumulation Feature                                                 10
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4. PERFORMANCE RELATED INFORMATION                                           11
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5. THE CONTRACT                                                              11
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  a.  Purchases and Contract Value                                           11
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  b. Charges and Fees                                                        16
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  c.  Guaranteed Benefit Rider I and Guaranteed Benefit Rider II             19
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  d. Unified Benefit Design                                                  25
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  e.  Surrenders                                                             29
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  f.  Annuity Payouts                                                        31
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  g.  Other Programs Available                                               34
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6. DEFINITIONS                                                               36
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7. OTHER INFORMATION                                                         38
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  Legal Matters                                                              39
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  More Information                                                           39
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  Financial Statements                                                       39
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  State Variations                                                           39
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8. FEDERAL TAX CONSIDERATIONS                                                40
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TABLE OF CONTENTS TO STATEMENT OF ADDITIONAL INFORMATION                     46
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APPENDIX I -- INFORMATION REGARDING TAX-QUALIFIED RETIREMENT PLANS           47
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APPENDIX II -- DEATH BENEFIT -- EXAMPLES                                     51
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APPENDIX III -- THE HARTFORD'S PRINCIPAL FIRST -- EXAMPLES                   55
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APPENDIX IV -- THE HARTFORD'S PRINCIPAL FIRST PREFERRED -- EXAMPLES          56
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APPENDIX V -- ACCUMULATION UNIT VALUES                                       57
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APPENDIX VI -- UNIFIED BENEFIT DESIGN -- EXAMPLES                            58
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NUTMEG LIFE INSURANCE COMPANY
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1. HIGHLIGHTS



Below is a summary of some important information about your variable annuity Contract. To purchase a Contract you must complete our application or order request and submit it to us for approval with your first Premium Payment.



A. MAXIMUM ISSUE AGE:



Subject to State variations (see Section 7), the Annuitant, Contract Owner or Joint Contract owner cannot be older than age 85 on the date your Contract is issued. For more information, see question Sections 1(h) and 5(a). We, or any financial adviser, may refuse to sell a Contract to any person based on their age and other relevant criteria.



B. INITIAL INVESTMENT: For more information, see Section 6(a).



- $1,000 minimum investment.



- $500 with enrollment in the InvestEase-Registered Trademark- Program.



- Premium Payments may not exceed $1 million without our prior approval.



MINIMUM ADDITIONAL INVESTMENTS: $500 (other than investments made through InvestEase Program)



INVESTEASE PROGRAM: This program allows systematic additional investments of as little as $50 from a checking or savings account into your Contract monthly or quarterly.



RIGHT TO CANCEL PERIOD: For a limited time, usually within ten days after you receive your Contract, you may cancel your Contract without a Contingent Deferred Sales Charge. This "free look" period may be from ten to thirty-five days depending on your state of residence. You may be subject to market losses or gains prior to our receipt of your request for cancellation. See "State Variations" in Section 7 for more information.



C. IS THE FIXED ACCUMULATION FEATURE AVAILABLE? /X/ YES / / NO [see Section 3]



D. CONTINGENT DEFERRED SALES CHARGES:



There may be a variety of sales arrangements available for you to purchase a contract from us. These choices may range from contracts with no sales charges, front-end or Contingent Deferred Sales Charges, and contracts that offer Payment Enhancements (bonus feature). This Contract is subject to a Contingent Deferred Sales Charge when you make a full or partial Surrender of your Contract, subject to certain exceptions. The percentage used to determine your Contingent Deferred Sales Charge is equal to the applicable percentage times your Surrender:



YEAR                       1   2   3   4   5   6   7   8
---------------------------------------------------------
CHARGE                     7%  7%  7%  6%  5%  4%  3%  0%
---------------------------------------------------------



For more information, see Sections 2, 5(b) and 7.



  NURSING HOME SALES CHARGE WAIVER: Should the need arise for the annuitant, owner or joint owner to enter a nursing home or hospital, you can access money from your Contract -- with no Contingent Deferred Sales Charges -- to help pay these expenses. Certain requirements must be met, including:



- The benefit will only apply to Premium Payments made prior to the nursing home or hospital stay;



- The nursing home or hospital stay must be prescribed by a physician; and



- The stay in the nursing home or hospital must exceed 180 consecutive days.



ANNUAL WITHDRAWAL AMOUNT: This is the amount we will allow you to receive annually without a Contingent Deferred Sales Charge.



- YEARS 1-7: 10% of total Premium Payments per Contract year on a non-cumulative basis



- AFTER YEAR 7: 10% of any earnings; and Premium Payments invested more than 7 years.



While we provide several ways for you to access your money, not all of your Premiums may be easily accessible. For instance, if you are less than 59 1/2 when you make a Surrender, you may have to pay federal income tax penalty on some or all of the money you take out. Your Premiums are also subject to market risk based on the sub-account performance. See Section 1(h) for more information.



E. CONTRACT CHARGES:



- MORTALITY AND EXPENSE RISK CHARGE: 0.95% annually, charged daily from Sub-Account Value



- ADMINISTRATIVE CHARGE: 0.20% annually, charged daily from Sub-Account Value



- ANNUAL MAINTENANCE FEE: $30, waived for Contract Anniversary and surrender values of $50,000 and over.



- PREMIUM TAXES: These are taxes that may be paid to state authorities and range up to 3.5% of Premiums paid.



OPTIONAL BENEFIT CONTRACT CHARGES:



- MAV PLUS DEATH BENEFIT: 0.30% annually, charged daily from Sub-Account Value.[Not available if the Owner(s) or Annuitant is age 76 or older]



- GUARANTEED BENEFIT RIDER I: Initial charge of 0.50% annually, charged daily from Sub-Account Value. [Limited in qualified Contracts to Owner/Annuitants age 70 or older]



- GUARANTEED BENEFIT RIDER II: 0.20% annually, charged daily from Sub-Account Value. [Limited to Contracts issued after 11/1/04 and in qualified Contracts to Owner/Annuitants age 80 or older]

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                                                   NUTMEG LIFE INSURANCE COMPANY
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- UNIFIED BENEFIT DESIGN: Initial charge of [0.10% - 0.90%] of your then current Benefit Amount (as compared to Sub-Account Value) but may be increased to a total maximum charge of [.5% - 1.00%]. This additional charge will automatically be deducted from your Contract Value each Contract Anniversary (as compared to daily deductions).



  See section 5(b) for more information.



F. ANNUITY PAYOUT OPTIONS: You must begin to take Annuity Payouts by the later of the Annuitant's 90th birthday or the end of the 10th Contract Year. Your Annuity Payout Options are:



- Payments for a Period Certain                     - Life Annuity with Payments for a Period Certain
------------------------------------------------------------------------------------------------------
- Life Annuity                                      - Joint and Last Survivor Annuity
------------------------------------------------------------------------------------------------------
- Life Annuity with a Cash Refund                   - Joint and Last Survivor Annuity with Payments
                                                      for a Period Certain
------------------------------------------------------------------------------------------------------



ASSUMED INVESTMENT RETURNS ("AIR") -- The first Annuity Payout will be based upon the AIR. The remaining Annuity Payouts will fluctuate based on the performance of the underlying Funds in relation to the AIR. The degree of the fluctuation will depend on the AIR you select.



        ANNUITY             ANNUITY             ANNUITY
AIR   UNIT FACTOR   AIR   UNIT FACTOR   AIR   UNIT FACTOR
----------------------------------------------------------
 3%    0.999919%     5%    0.999866%     6%     0.99840%
----------------------------------------------------------



See section 5(g) for more information.



G. DEATH BENEFITS: A death benefit is the amount we will pay if the annuitant, Contract owner, or joint Contract owner dies before we begin to make Annuity Payouts. All death benefits are calculated when we receive a certified death certificate or other legal document acceptable to us. We offer two standard death benefits. The death benefit issued with your Contract is based on the age of the Annuitant, Contract Owner or Joint Contract Owner. You may also choose to add an optional death benefit to your Contract for an additional charge. See
Section 5(d) for more information.



STANDARD DEATH BENEFITS -- AVAILABLE FOR NO ADDITIONAL CHARGE



- PREMIUM SECURITY DEATH BENEFIT: This benefit is available if both you and your Annuitant are younger than age 81 on the date we issue this Contract. The death benefit is the higher of (i) Contract Value, (ii) total net Premiums after surrenders, or (iii) the lesser of your Maximum Anniversary Value or your Contract Value plus 25% of your Maximum Anniversary Value (excluding Premium Payments we receive within 12 months of death). Once issued, this death benefit doesn't change for as long as you own your Contract.



- ASSET PROTECTION DEATH BENEFIT: This benefit is available if both you and your Annuitant are age 81 or older on the date we issue this Contract. The death benefit is the higher of (i) Contract Value or (ii) the lesser of total net Premiums after surrenders or your Contract Value plus 25% of total net Premiums after surrenders (excluding subsequent Premium Payments we receive within 12 months of death). Once issued, this death benefit doesn't change for as long as you own your Contract.



STANDARD DEATH BENEFIT -- IF YOU ELECT THE UNIFIED BENEFIT DESIGN



- Unified Benefit Design Guaranteed Minimum Death Benefit: This benefit replaces the standard Premium Security Death Benefit if you elect the Unified Benefit Design. This Death Benefit guarantees that we will pay to the Beneficiary the greater of the Benefit Amount or the Contract Value (as long as the Contract Value is greater than zero) as of the date proof of death is received by us.



OPTIONAL DEATH BENEFIT -- AVAILABLE FOR AN ADDITIONAL DAILY CHARGE EQUAL TO 0.30% ANNUALLY



- MAV PLUS -- Subject to State variations, this optional death benefit may be added up to age 76 to the Premium Security Death. If you elect MAV Plus, the benefit that we pay upon death will be the greater of the Premium Security Death Benefit and the greatest of (i) Contract Value, (ii) total net Premiums after surrenders, (iii) Maximum Anniversary Value; or (iv) the Earnings Protection Benefit. See Sections 2, 5(c) & 5(d) for more information.



H. THINGS TO CONSIDER BEFORE YOU BUY A VARIABLE ANNUITY



You should work with a financial advisor that you trust (along with a family member or friend, if needed), read all sales and disclosure materials thoroughly, and ask questions to ensure that you understand what you are buying. Owning a deferred variable annuity represents a long-term financial commitment that can offer real benefits. However, a variable annuity may not be right for everyone. BEFORE YOU INVEST, YOU SHOULD THEREFORE CONSIDER WHETHER, AMONG OTHER
THINGS:



- You do not need these investments back for a potentially long time.



- You can afford to make the initial and any subsequent Premium Payments based on your other assets and income.



- You thoroughly understand how this product works and how charges may affect your investments.



- You are able to tolerate market fluctuations based on underlying Fund performance.



- You have a need for tax-deferral, lifetime income, a guaranteed withdrawal benefit or a death benefit.



- Investing in a variable annuity through an IRA is the right investment decision even though a variable annuity will provide no additional tax advantages.



- If you are an older person, you may not necessarily have a need for long-term income, tax deferral or a death benefit.

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NUTMEG LIFE INSURANCE COMPANY
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- If you want to make frequent Sub-Account transfers, you should not invest in this variable annuity.



For more information about variable annuities, see http://www.nasd.com/web/idcplg?IdcService=SS_GET_PAGE&nodeId=1232



I. WILL MY INVESTMENT ADVISOR BE PAID A COMMISSION OR RECEIVE ANY TYPE OF A COMPENSATION FOR SELLING THIS VARIABLE ANNUITY? [see Section 7]



Yes. Upfront commissions paid by us will not be more than 7% of Premium Payments. Trail commissions will not be more than 1% of Contract Value. From time to time we may also pay or permit other promotional incentives, in cash or credit or other compensation. Check with your investment advisor about specific compensation arrangements based on your particular arrangement.



J. HOW CAN I RECEIVE PROSPECTUSES FOR THIS PRODUCT AND THE UNDERLYING FUNDS ELECTRONICALLY?



You can consent to delivery of this and all underlying Fund prospectuses, as well as periodic supplements and related statements (collectively, "Disclosure Documents") by electronic mail ("email") or in compact disk ("disk"). This consent can be canceled at any time for any reason by either you or us. In order to obtain a paper copy of Disclosure Documents, you may either print out any electronic document or contact us to request a paper copy.



To receive Disclosure Documents by email, you must have a personal computer with a valid, active email address and access to Microsoft Internet Explorer or equivalent. Your computer must have a working D:/ drive to access Disclosure Documents on disk. You will be responsible for any hardware, software or linkage expenses associated with receiving Disclosure Documents by email or disk. Disclosure Documents will be published in Portable Document Format (PDF) which requires you to have Adobe Acrobat software on your computer. You may download this software at no charge at www.adobe.com.

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                                                   NUTMEG LIFE INSURANCE COMPANY
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2. SYNOPSIS



THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR SURRENDER THE CONTRACT. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.



CONTRACT OWNER TRANSACTION EXPENSES
Sales Charge Imposed on Purchases (as a percentage
  of Premium Payments)                               None
---------------------------------------------------------
Contingent Deferred Sales Charge (as a percentage
  of Premium Payments) (1)
    First Year (2)                                      7%
---------------------------------------------------------
    Second Year                                         7%
---------------------------------------------------------
    Third Year                                          7%
---------------------------------------------------------
    Fourth Year                                         6%
---------------------------------------------------------
    Fifth Year                                          5%
---------------------------------------------------------
    Sixth Year                                          4%
---------------------------------------------------------
    Seventh Year                                        3%
---------------------------------------------------------
    Eighth Year                                         0%
---------------------------------------------------------
    Surrender Fee (as a percentage of amount
     surrendered, if applicable)                        0%
---------------------------------------------------------
    Exchange Fee                                        0%
---------------------------------------------------------


(1) Each Premium Payment has its own Contingent Deferred Sales Charge schedule. The Contingent Deferred Sales Charge is not assessed on partial Surrenders which do not exceed the Annual Withdrawal Amount. We waive the Contingent Deferred Sales Charge on certain types of Surrenders. See the Contingent Deferred Sales Charge in the Charges and Fees Section of this prospectus.

(2) Length of time from each Premium Payment.

CONTRACT OWNER PERIODIC EXPENSES


THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FEES AND EXPENSES OF THE UNDERLYING FUNDS.



ANNUAL MAINTENANCE FEE (3)                                                    $30
---------------------------------------------------------------------------------
OPTIONAL CHARGES (as a percentage of the Benefit
  Amount)
    Unified Benefit Design Charge (5)(7)(8)                           [0.10%-0.90%]
---------------------------------------------------------------------------------
SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage
  of average daily Sub-Account Value)
    Mortality and Expense Risk Charge                                        0.95%
---------------------------------------------------------------------------------
    Administrative Charge                                                    0.20%
---------------------------------------------------------------------------------
    Total Separate Account Annual Expenses                                   1.15%
---------------------------------------------------------------------------------
OPTIONAL CHARGES (as a percentage of average daily
  Sub-Account Value)
    MAV Plus Death Benefit Charge (4)                                        0.30%
---------------------------------------------------------------------------------
    Guaranteed Benefit Rider I Charge (5)(8)                                 0.50%
---------------------------------------------------------------------------------
    Guaranteed Benefit Rider II Charge (5)                                   0.20%
---------------------------------------------------------------------------------
    Total Separate Account Annual Expenses with
     optional charges (6)                                                    1.95%
---------------------------------------------------------------------------------


(3) An annual $30 charge deducted on a Contract Anniversary or upon Surrender if the Contract Value at either of those times is less than $50,000. It is deducted proportionately from the Accounts in which you are invested at the time of the charge.


(4) See "State Variations" under Section 7 for additional information.



(5) You may choose only one of the following: Guaranteed Benefit Rider I, Guaranteed Benefit Rider II or the Unified Benefit Design.



(6) Total Separate Account Annual Expenses with optional charges includes charges for the highest combination of optional charges excluding Unified Benefit Design charges.



(7) If you Surrender your Contract prior to your first Contract Anniversary from the initial offering of this rider, we reserve the right to waive the rider charge.



(8) This charge may be increased on or after the 5th rider anniversary.

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NUTMEG LIFE INSURANCE COMPANY
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THE NEXT ITEM SHOWS THE MINIMUM AND MAXIMUM TOTAL FUND OPERATING EXPENSES CHARGED BY THE UNDERLYING FUNDS THAT YOU MAY PAY ON A DAILY BASIS DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH UNDERLYING FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


                                           Minimum    Maximum
--------------------------------------------------------------
Total Annual Fund Operating Expenses         [Numbers to be
(these are expenses that are deducted           filed by
from Fund assets,                            post-effective
including management fees, Rule 12b-1          amendment]
distribution
and/or service fees, and other expenses)
--------------------------------------------------------------


UNDERLYING FUND EXPENSE TABLE



The next item illustrates expenses for each underlying Fund based on recent, publicly-available information. This information was used to develop the minimum and maximum information set forth in the preceding item. The information presented, including any expense reimbursement arrangements, is qualified in its entirety by the then current prospectus for each underlying Fund.



                                                      Total
Underlying Fund                                      Expenses
--------------------------------------------------------------
[To be filed by amendment]
--------------------------------------------------------------

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                                                   NUTMEG LIFE INSURANCE COMPANY
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EXAMPLE


THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THE EXAMPLE REFLECTS A DEDUCTION FOR ANY CONTINGENT DEFERRED SALES CHARGE, ANNUAL MAINTENANCE FEE, MAXIMUM SEPARATE ACCOUNT ANNUAL EXPENSES INCLUDING THE HIGHEST COMBINATION OF OPTIONAL CHARGES, OTHER THAN THE UNIFIED BENEFIT DESIGN CHARGE, AND THE HIGHEST TOTAL ANNUAL FUND OPERATING EXPENSES OF THE UNDERLYING FUNDS. THE EXAMPLE DOES NOT REFLECT THE DEDUCTION OF ANY APPLICABLE PREMIUM TAXES. IF YOU DO NOT SELECT ALL OF THE OPTIONAL BENEFITS, YOUR EXPENSES WOULD BE LOWER THAN THOSE SHOWN IN THE EXAMPLE.


THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. IN THE FOLLOWING EXAMPLE TABLE, NUTMEG ASSUMES A CONTRACT VALUE OF $40,000 TO ILLUSTRATE THE CHARGES THAT WOULD BE DEDUCTED. THE EXAMPLE ASSUMES THE ANNUAL MAINTENANCE FEE WILL ALWAYS BE DEDUCTED IF THE CONTRACT IS SURRENDERED. IF YOUR CONTRACT VALUE IS $50,000 OR MORE, NUTMEG WAIVES THE ANNUAL MAINTENANCE FEE, SO THE EXAMPLE SHOWS CHARGES THAT ARE HIGHER THAN YOU WOULD HAVE TO PAY. WE CHANGE THE ANNUAL MAINTENANCE FEE FOR A $40,000 CONTRACT VALUE INTO A PERCENTAGE TO MORE EASILY CALCULATE THE CHARGES. THE PERCENTAGE WE USE IS 0.075%.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND ASSUMES THE HIGHEST TOTAL ANNUAL FUND OPERATING EXPENSES. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

(1) If you Surrender your Contract at the end of the applicable time period: [Example figures to be filed by post-effective amendment.]

1 year
---------------------------------------------------------
3 years
---------------------------------------------------------
5 years
---------------------------------------------------------
10 years
---------------------------------------------------------

(2) If you annuitize at the end of the applicable time period:

1 year
---------------------------------------------------------
3 years
---------------------------------------------------------
5 years
---------------------------------------------------------
10 years
---------------------------------------------------------

(3) If you do not Surrender your Contract:

1 year
---------------------------------------------------------
3 years
---------------------------------------------------------
5 years
---------------------------------------------------------
10 years
---------------------------------------------------------

CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------


When Premium Payments are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. For more information on how Accumulation Unit Values are calculated see "How is the value of my Contract calculated before the Annuity Commencement Date?" in Section 5. Please refer to Appendix V for information regarding the minimum and maximum class of Accumulation Unit Values. All classes of Accumulation Unit Values may be obtained, free of charge, by contacting us.

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3. GENERAL CONTRACT INFORMATION


NUTMEG LIFE INSURANCE COMPANY


Nutmeg Life Insurance Company ("Nutmeg Life") is a stock insurance company engaged in the business of writing annuities. Nutmeg Life was incorporated under the laws of Iowa on December 8, 1955. Nutmeg Life's offices are located at 2250 Middle Road, Suite 204, Bettendorf, Iowa, 52722. Nutmeg Life is a wholly-owned subsidiary of Hartford Life and Accident Insurance Company, which is ultimately controlled by The Hartford Financial Services Group, Inc., a Delaware corporation.


THE SEPARATE ACCOUNT


The Separate Account is where we set aside and invest the assets of some of our annuity contracts, including this Contract. The Separate Account was established on September 17, 2004 and is registered as a unit investment trust under the 1940 Act. This registration does not involve supervision by the SEC of the management or the investment practices of the Separate Account or Nutmeg. The Separate Account meets the definition of "Separate Account" under federal securities law. This Separate Account holds only assets for variable annuity contracts. The Separate Account:


- Holds assets for your benefit and the benefit of other Contract Owners, and the persons entitled to the payouts described in the Contract.


- Is not subject to the liabilities arising out of any other business we may conduct. However, all obligations under the Contract are our general corporate obligations.



- Is not affected by the rate of return of our General Account or by the investment performance of any of our other Separate Accounts.


- May be subject to liabilities from a Sub-Account of the Separate Account that holds assets of other variable annuity contracts offered by the Separate Account, which are not described in this prospectus.


- Is credited with income and gains, and takes losses, whether or not realized, from the assets it holds without regard to our other income, gains or losses.


We do not guarantee the investment results of the Separate Account. There is no assurance that the value of your Contract will equal the total of the payments you make to us.

THE FUNDS

[Language to be filed by Post-Effective Amendment.]


Each Fund has varying degrees of risk depending on their portfolio. Funds are also subject to separate fees and expenses such as portfolio management fees and sales charges that affect investment returns as described in the Underlying Fund Expense Table. PLEASE CONTACT US TO OBTAIN A COPY OF THE PROSPECTUS FOR EACH FUND. YOU SHOULD READ THESE PROSPECTUSES CAREFULLY BEFORE INVESTING.


We do not guarantee the investment results of any of the underlying Funds. Since each underlying Fund has different investment objectives, each is subject to different risks. These risks and the Funds' expenses are more fully described in the accompanying Funds' prospectus, and the Funds' Statement of Additional Information which may be ordered from us. The Funds' prospectus should be read in conjunction with this prospectus before investing.


The Funds may not be available in all states.


MIXED AND SHARED FUNDING -- SHARES OF THE FUNDS MAY BE SOLD TO OUR OTHER SEPARATE ACCOUNTS AND OUR INSURANCE COMPANY AFFILIATES OR OTHER UNAFFILIATED INSURANCE COMPANIES TO SERVE AS THE UNDERLYING INVESTMENT FOR BOTH VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES, A PRACTICE KNOWN AS "MIXED AND SHARED FUNDING." AS A RESULT, THERE IS A POSSIBILITY THAT A MATERIAL CONFLICT MAY ARISE BETWEEN THE INTERESTS OF CONTRACT OWNERS, AND OF OWNERS OF OTHER CONTRACTS WHOSE CONTRACT VALUES ARE ALLOCATED TO ONE OR MORE OF THESE OTHER SEPARATE ACCOUNTS INVESTING IN ANY ONE OF THE FUNDS. IN THE EVENT OF ANY SUCH MATERIAL CONFLICTS, WE WILL CONSIDER WHAT ACTION MAY BE APPROPRIATE, INCLUDING REMOVING THE FUND FROM THE SEPARATE ACCOUNT OR REPLACING THE FUND WITH ANOTHER UNDERLYING FUND. THERE ARE CERTAIN RISKS ASSOCIATED WITH MIXED AND SHARED FUNDING. THESE RISKS ARE DISCLOSED IN THE FUNDS' PROSPECTUS ACCOMPANYING THIS PROSPECTUS.


Hartford HLS Fund shares may also be sold to "Qualified Plans" pursuant to an exemptive order and applicable tax laws. If recognized for federal income tax purposes, the ownership of these shares by nonqualified plans could cause affected Funds to fail the diversification requirements under section 817 of the Code, which in turn could have adverse consequences for variable life and annuity owners invested in that Fund. Under the Code, these adverse consequences may be the responsibility (i) in the first instance, of the affected Contract Owners, and (ii) secondarily, of us as the issuer of the Contracts, pursuant to our reporting and withholding obligations.


VOTING RIGHTS -- We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Fund's shareholder meetings. To the extent required by federal securities laws or regulations, we will:

- Notify you of any Fund shareholders' meeting if the shares held for your Contract may be voted.

- Send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your Contract.

- Arrange for the handling and tallying of proxies received from Contract
  Owners.

- Vote all Fund shares attributable to your Contract according to instructions received from you, and

- Vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received.

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If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any shareholder meeting at which shares held for your Contract may be voted. After we begin to make Annuity Payouts to you, the number of votes you have will decrease.


SUBSTITUTIONS, ADDITIONS, OR DELETIONS OF FUNDS -- We may, subject to any applicable law, make certain changes to the Funds offered under your contract. We may, in our sole discretion, establish new Funds. New Funds will be made available to existing Contract Owners as we determine appropriate. We may also close one or more Funds to additional Premium Payments or transfers from existing Sub-Accounts. We may liquidate one or more Funds if the board of directors of any Fund determine that such actions are prudent.



We may eliminate the shares of any of the Funds from the Contract for any reason and we may substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the 1940 Act, substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the Commission and we have notified you of the change.


In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of the Contract Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.


ADMINISTRATIVE AND DISTRIBUTION SERVICES -- We or our affiliates have entered into agreements with the investment advisers or distributors of many of the Funds. Under the terms of these agreements, we or our affiliates provide administrative and distribution related services and the Funds pay fees to us or our affiliates that are usually based on an annual percentage of the average daily net assets of the Funds. These agreements may be different for each Fund or each Fund family and may include fees paid under a distribution and/or servicing plan adopted by a Fund pursuant to Rule 12b-1 under the 1940 Act.



FIXED ACCUMULATION FEATURE



THIS PORTION OF THE PROSPECTUS RELATING TO THE FIXED ACCUMULATION FEATURE IS NOT REGISTERED UNDER THE 1933 ACT AND THE FIXED ACCUMULATION FEATURE IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE 1940 ACT. THE FIXED ACCUMULATION FEATURE OR ANY OF ITS INTERESTS ARE NOT SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE STAFF OF THE SEC HAS NOT REVIEWED THE DISCLOSURE REGARDING THE FIXED ACCUMULATION FEATURE. THE FOLLOWING DISCLOSURE ABOUT THE FIXED ACCUMULATION FEATURE MAY BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING THE ACCURACY AND COMPLETENESS OF DISCLOSURE.



Premium Payments and Contract Values allocated to the Fixed Accumulation Feature become a part of our General Account assets. We invest the assets of the General Account according to the laws governing the investments of insurance company General Accounts. Premium Payments and Contract Values allocated to the Fixed Accumulation Feature are available to our general creditors.



We guarantee that we will credit interest to amounts you allocate to the Fixed Accumulation Feature at a rate that meets your states minimum requirements. We may change the minimum guaranteed interest rate subject only to applicable state insurance law. We may credit interest at a rate in excess of the minimum guaranteed interest rate. We will periodically publish the Fixed Accumulation Feature interest rates currently in effect. There is no specific formula for determining interest rates. Some of the factors that we may consider in determining whether to credit excess interest are: general economic trends, rates of return currently available and anticipated on our investments, regulatory and tax requirements and competitive factors.



We will account for any deductions, Surrenders or transfers from the Fixed Accumulation Feature on a "first-in first-out" basis. The Fixed Accumulation Feature interest rates may vary by state.



ANY INTEREST CREDITED TO AMOUNTS YOU ALLOCATE TO THE FIXED ACCUMULATION FEATURE IN EXCESS OF THE MINIMUM GUARANTEED INTEREST RATE WILL BE DETERMINED AT OUR SOLE DISCRETION. YOU ASSUME THE RISK THAT INTEREST CREDITED TO THE FIXED ACCUMULATION FEATURE MAY NOT EXCEED THE MINIMUM GUARANTEED INTEREST RATE FOR ANY GIVEN YEAR.



From time to time, we may credit increased interest rates under certain programs established in our sole discretion.



We may restrict your ability to allocate Contract Values or Premium Payments to the Fixed Accumulation Feature at any time in our sole discretion. We may close the Fixed Accumulation Feature to new Premium Payments or transfers of existing Contract Value. We may also make the Fixed Accumulation Feature available only through enrollment in a program that we establish.

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4. PERFORMANCE RELATED INFORMATION


The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

When a Sub-Account advertises its standardized total return, it will usually be calculated since the date of the Sub-Account's inception for one year, five years, and ten years or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. Total return calculations reflect a deduction for Total Annual Fund Operating Expenses, any Contingent Deferred Sales Charge, Separate Account Annual Expenses without any optional charge deductions, and the Annual Maintenance Fee.

The Separate Account may also advertise non-standardized total returns that pre-date the inception of the Separate Account. These non-standardized total returns are calculated by assuming that the Sub-Accounts have been in existence for the same periods as the underlying Funds and by taking deductions for charges equal to those currently assessed against the Sub-Accounts. Non-standardized total return calculations reflect a deduction for Total Annual Fund Operating Expenses and Separate Account Annual Expenses without any optional charge deductions, and do not include deduction for Contingent Deferred Sales Charge or the Annual Maintenance Fee. This means the non-standardized total return for a Sub-Account is higher than the standardized total return for a Sub-Account. These non-standardized returns must be accompanied by standardized returns.

If applicable, the Sub-Accounts may advertise yield in addition to total return. The yield will be computed in the following manner: The net investment income per unit earned during a recent one month period is divided by the unit value on the last day of the period. This figure includes the recurring charges at the Separate Account level including the Annual Maintenance Fee.

A money market Sub-Account may advertise yield and effective yield. The yield of a Sub-Account is based upon the income earned by the Sub-Account over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in Sub-Account units and thus compounded in the course of a 52-week period. Yield and effective yield include the recurring charges at the Separate Account level including the Annual Maintenance Fee.


We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as systematic investing, Dollar Cost Averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contract and the characteristics of and market for such alternatives.



5. THE CONTRACT

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A. PURCHASES AND CONTRACT VALUE


WHAT TYPES OF CONTRACTS ARE AVAILABLE?

The Contract is an individual or group tax-deferred variable annuity contract. It is designed for retirement planning purposes and may be purchased by any individual, group or trust, including:

- Any trustee or custodian for a retirement plan qualified under Sections 401(a) or 403(a) of the Code;

- Annuity purchase plans adopted by public school systems and certain tax-exempt organizations according to Section 403(b) of the Code;

- Individual Retirement Annuities adopted according to Section 408 of the Code;

- Employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state; and

- Certain eligible deferred compensation plans as defined in Section 457 of the Code.

The examples above represent qualified Contracts, as defined by the Code. In addition, individuals and trusts can also purchase Contracts that are not part of a tax qualified retirement plan. These are known as non-qualified Contracts.


If you are purchasing the Contract for use in an IRA or other qualified retirement plan, you should consider other features of the Contract besides tax deferral, since any investment vehicle used within an IRA or other qualified plan receives tax-deferred treatment under the Code.


HOW DO I PURCHASE A CONTRACT?


You may purchase a Contract by completing and submitting an application or an order request along with the minimum initial Premium Payment. Additional Premium Payments are also subject to minimum and maximum thresholds discussed in the Highlights section.

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You and your Annuitant must not be older than the maximum age described in the Highlights or State Variation sections on the date that your Contract is issued. You must be of minimum legal age in the state where the Contract is being purchased or a guardian must act on your behalf.


HOW ARE PREMIUM PAYMENTS APPLIED TO MY CONTRACT?


Your initial Premium Payment will be invested within two Valuation Days of our actual receipt at our Administrative Offices of a properly completed application or an order request and the Premium Payment in good order. If we receive your subsequent Premium Payment before the end of a Valuation Day, it will be invested on the same Valuation Day. If we receive your Premium Payment after the end of a Valuation Day, it will be invested on the next Valuation Day. If we receive your subsequent Premium Payment on a Non-Valuation Day, the amount will be invested on the next Valuation Day. Unless we receive new instructions, we will invest the Premium Payment based on your last allocation instructions. We will send you a confirmation when we invest your Premium Payment.



If the request or other information accompanying the initial Premium Payment is incomplete or not in good order when received, we will hold the money in a non-interest bearing account for up to five Valuation Days while we try to obtain complete information. If we cannot obtain the information within five Valuation Days, we will either return the Premium Payment and explain why the Premium Payment could not be processed or keep the Premium Payment if you authorize us to keep it until you provide the necessary information.


CAN I CANCEL MY CONTRACT AFTER I PURCHASE IT?

We want you to be satisfied with the Contract you have purchased. We urge you to closely examine its provisions. If for any reason you are not satisfied with your Contract, simply return it within ten days after you receive it with a written request for cancellation that indicates your tax-withholding instructions. In some states, you may be allowed more time to cancel your Contract. We will not deduct any Contingent Deferred Sales Charges during this time. We may require additional information, including a signature guarantee, before we can cancel your Contract.


Unless otherwise required by state law, we will pay you your Contract Value on the day we receive your request to cancel. The Contract Value may be more or less than your Premium Payments depending upon the investment performance of your Sub-Accounts. This means that you bear the risk of any decline in your Contract Value until we receive your notice of cancellation. We do not refund any fees or charges deducted during this period. In certain states, we are required to return your Premium Payment if you decide to cancel your Contract.


HOW IS THE VALUE OF MY CONTRACT CALCULATED BEFORE THE ANNUITY COMMENCEMENT DATE?

The Contract Value is the sum of the value of the Fixed Accumulation Feature and all Sub-Accounts. There are two things that affect your Sub-Account value: (1) the number of Accumulation Units and (2) the Accumulation Unit Value. The Sub-Account value is determined by multiplying the number of Accumulation Units by the Accumulation Unit Value. On any Valuation Day the investment performance of the Sub-Accounts will fluctuate with the performance of the underlying Funds.

When Premium Payments are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. The more Premium Payments you make to your Contract, the more Accumulation Units you will own. You decrease the number of Accumulation Units you have by requesting Surrenders, transferring money out of a Sub-Account, settling a Death Benefit claim or by annuitizing your Contract.

To determine the current Accumulation Unit Value, we take the prior Valuation Day's Accumulation Unit Value and multiply it by the Net Investment Factor for the current Valuation Day.

The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account equals:

- The net asset value per share plus applicable distributions per share of each Fund at the end of the current Valuation Day; divided by

- The net asset value per share of each Fund at the end of the prior Valuation Day; multiplied by

- Contract charges including the daily deductions for the mortality and expense risk charge and any other periodic expenses, including charges for optional benefits, adjusted for the number of days in the period.

We will send you a statement at least annually, which tells you how many Accumulation Units you have, their value and your total Contract Value.

CAN I TRANSFER FROM ONE SUB-ACCOUNT TO ANOTHER?


You may make transfers between the Sub-Accounts offered in this Contract according to our policies and procedures as amended from time to time.


WHAT IS A SUB-ACCOUNT TRANSFER?

A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Contract Value among the underlying Funds available in your Contract.


You may transfer from one Sub-Account to another before and after the Annuity Commencement Date. Your transfer request will be processed on the day that it is received as long as it is received in good order on a Valuation Day before the end of any Valuation Day. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.

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WHAT HAPPENS WHEN I REQUEST A SUB-ACCOUNT TRANSFER?


When you request a Sub-Account transfer, we sell shares of the underlying Fund that makes up the Sub-Account you are transferring from and buys shares of the underlying Fund that makes up the Sub-Account you want to transfer into.



Each day, many Contract Owners request Sub-Account transfers. Some request transfers into a particular Sub-Account, and others request transfers out of a particular Sub-Account. In addition, each day some Contract Owners allocate new Premium Payments to Sub-Accounts, and others request Surrenders. We combine all the requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determines how many shares of that Sub-Account's underlying Fund we would need to sell to satisfy all Contract Owners' "transfer-out" requests. At the same time, we also combine all the requests to transfer into a particular Sub-Account or new Premium Payments allocated to that Sub-Account and determine how many shares of that Sub-Account's underlying Fund we would need to buy to satisfy all Contract Owners' "transfer-in" requests.



In addition, many of the underlying Funds that are available as investment options in our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, group funding agreements and other products offered by us or our affiliates. Each day, investors and participants in these other products engage in transactions similar to the Sub-Account transfers described for variable annuity Contract Owners.



We take advantage of our size and available technology to combine sales of a particular underlying Fund for all the variable annuities, variable life insurance policies, retirement plans, group funding agreements or other products offered by us or our affiliates. We also combine all the purchases of that particular underlying Fund for all the products we offer. We then "net" those trades. This means that we sometimes reallocate shares of an underlying Fund within our accounts rather than buy new shares or sell shares of the underlying Fund.



For example, if we combine all transfer-out requests and Surrenders of the Stock Fund Sub-Account with all other sales of that underlying Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Contract Owners and the owners of other products offered by us, want to purchase or transfer-in an amount equal to $300,000 of that Fund, then we would send a sell order to the underlying Fund for $700,000, which is a $1 million sell order minus the purchase order of $300,000.


WHAT RESTRICTIONS ARE THERE ON MY ABILITY TO MAKE A SUB-ACCOUNT TRANSFER?

You should be aware that there are several important restrictions on your ability to make a Sub-Account transfer.


FIRST, YOU MAY MAKE ONLY ONE SUB-ACCOUNT TRANSFER EACH DAY. WE LIMIT EACH CONTRACT OWNER TO ONE SUB-ACCOUNT TRANSFER EACH DAY. We count all Sub-Account transfer activity that occurs on any one day as one Sub-Account transfer, except you cannot transfer the same Contract Value more than once a day.


For example, if the only transfer you make on a day is a transfer of $10,000 from the Money Market Fund Sub-Account into another Sub-Account, it would count as one Sub-Account transfer. If, however, on a single day you transfer $10,000 out of the Money Market Fund Sub-Account into five other Sub-Accounts (dividing the $10,000 among the five other Sub-Accounts however you chose), that day's transfer activity would count as one Sub-Account transfer. Likewise, if on a single day you transferred $10,000 out of the Money Market Fund Sub-Account into ten other Sub-Accounts (dividing the $10,000 among the ten other Sub-Accounts however you chose), that day's transfer activity would count as one Sub-Account transfer. Conversely, if you have $10,000 in Contract Value distributed among 10 different Sub-Accounts and you request to transfer the Contract Value in all those Sub-Accounts into one Sub-Account, that would also count as one Sub-Account transfer.

However, you cannot transfer the same Contract Value more than once in one day. That means if you have $10,000 in the Money Market Fund Sub-Account and you transfer all $10,000 into the Stock Fund Sub-Account, on that same day you could not then transfer the $10,000 out of the Stock Fund Sub-Account into another Sub-Account.


SECOND, WE HAVE IMPLEMENTED POLICIES DESIGNED TO RESTRICT EXCESSIVE SUB-ACCOUNT TRANSFERS. You should not purchase this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, Nutmeg does not want you to purchase this Contract if you plan to engage in "market timing," which includes frequent transfer activity into and out of the same underlying Fund, or engaging in frequent Sub-Account transfers in order to exploit inefficiencies in the pricing of the underlying Fund.



We attempt to curb frequent transfers in the following ways:


X  20 Transfer Rule;

X  Abusive Trading Policy; and

X  Third Party Transfer Service Agreements.


THE 20 TRANSFER RULE -- We employ a "20 Transfer Rule" to help curb frequent Sub-Account transfers. Under this policy, you are allowed to submit a total of 20 Sub-Account transfer requests each Contract Year for each Contract by any of the following methods: U.S. Mail, Voice Response Unit, Internet or telephone. Once these 20 Sub-Account transfers have been requested, you may submit any additional Sub-Account transfer requests only in writing by U.S. Mail or overnight delivery service. Transfer requests by telephone, voice recording unit, via the internet or sent by same day mail or courier service will not be accepted. If you want to cancel a written Sub-Account transfer, you must also cancel it in writing by U.S. Mail or overnight delivery service. We will process the cancellation request as of the day we receive it in good order.

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We actively monitor Contract Owner's compliance with this policy. Our computer system will automatically send you a letter after your 10th Sub-Account transfer to remind you of our Sub-Account transfer policy. After your 20th transfer request, the computer system will not allow you to do another Sub-Account transfer by telephone, voice recording unit or via the internet. You will be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.

Each Contract Anniversary, we reset your transfers to allow 20 new Sub-Account transfers by any means.


We may make changes to this policy at any time and to ensure our compliance with applicable law and official interpretations.


ABUSIVE TRANSFER POLICY -- Regardless of the number of Sub-Account transfers you have done under the 20 Transfer Rule, you still may have your Sub-Account transfer privileges restricted if you violate the Abusive Transfer Policy, which is designed to respond to market timing activity observed by the underlying Funds.

Under the Abusive Transfer Policy, we rely on the underlying Funds to identify a pattern or frequency of Sub-Account transfers that the underlying Fund wants us to investigate. Most often, the underlying Fund will identify a particular day where it experienced a higher percentage of shares bought followed closely by a day where it experienced the almost identical percentage of shares sold. Once an underlying Fund contacts us, we run a report that identifies all Contract Owners who transferred in or out of that underlying Fund's Sub-Account on the day or days identified by the underlying Fund. We then review the Contracts on that list to determine whether transfer activity of each identified Contract violates our written Abusive Transfer Policy. We don't reveal the precise details of this policy to make it more difficult for abusive traders to adjust their behavior to escape detection under this procedure. We can tell you that we consider some or all of the following factors in our review:

- the dollar amount of the transfer;

- the total assets of the Funds involved in the transfer;

- the number of transfers completed in the current calendar quarter; or

- whether the transfer is part of a pattern of transfers designed to take advantage of short term market fluctuations or market inefficiencies.

If you meet the criteria established in our Abusive Transfer Policy, we will terminate your Sub-Account transfer privileges until your next Contract Anniversary, at which point your transfer privileges will be reinstated.


Upon request, we may provide to any underlying Fund your taxpayer identification number or other identifying shareholder information contained in our records, of all Contract Owners that purchased, redeemed, transferred, or exchanged shares of underlying Funds, and the amount and dates of such purchases, redemptions, transfers and exchanges. We will cooperate with any underlying Fund that notifies us that any Contract Owner has been identified as having engaged in abusive transfer activities that violate an underlying Fund's policies to the fullest extent permissible pursuant to applicable state insurance laws and regulations and Contract restrictions. Subject to applicable law, after receiving such notice from an underlying Fund, we will execute any reasonable and enforceable instructions from an underlying Fund to restrict or prohibit further purchases or exchanges of Fund shares by a Contract Owner who has been identified by the Fund as having engaged in abusive trading activities. It is possible that a Fund may offer Series and/or share classes that impose redemption fees in certain circumstances. These fees will be assessed against any Contract Owner that we determine has engaged in abusive transfers and shall be paid to these Funds upon collection.



Since we combine all the purchases of a particular underlying Fund for all the products through net trades, the underlying Fund is unable to identify transfers of any specific Contract Owner. As a result, there is the risk that the underlying Fund may not be able to identify abusive transfers.



THIRD PARTY TRANSFER SERVICE AGREEMENTS -- If your initial Premium Payment is $1 million or more, or if you are acting on behalf of multiple Contract Owners with aggregate Contract Values of $2 million or more, you may be required to sign a separate agreement with us that include additional restrictions on your ability to request Sub-Account transfers. We do not currently require Contract Owners or others to sign these agreements. However, if we believe that these agreements may help curb frequent transfers, or for any other reason, we may, without notice, begin requiring these agreements again.


ARE THERE ANY EXCEPTIONS TO THESE POLICIES?


Individual Exceptions. Except for the exceptions listed below, we do not make any exceptions to our policies restricting frequent trading. This means that if you request to be excused from any of the policies and to be permitted to engage in a Sub-Account transfer that would violate any of these policies, we will refuse your request.


Some Established Exceptions. You should be aware, however, that the 20 Transfer Rule and the Abusive Trading Policy do not apply to all Contract Owners and do not apply in all circumstances, which we describe here:

- The 20 Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of an established asset allocation program or asset rebalancing program that rebalances a Contract Owner's holdings on a periodic, pre-established basis according to the prior written instructions of the Contract Owner or as part of a DCA program, including the DCA Plus program. That means that transfers that occur under these programs are not counted toward the 20 transfers allowed under the 20 Transfer Rule. We don't apply the 20 Transfer Rule to programs, like asset rebalancing, asset allocation and DCA programs, that allow Sub-Account transfers on a regularly scheduled basis because the underlying

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  Funds expect these transfers and they usually do not represent the type of Sub-Account transfers that the underlying Funds find problematic.

Other than these exceptions, the only other exceptions to the 20 Transfer Rule impose more restrictive limitations than the 20 Transfer Rule. For example, in Oregon, we have the contractual right to limit Sub-Account transfers to only one Sub-Account transfer every 30 days and to require that the transfer request be sent in writing. We currently do not enforce this right, but should we choose to do so, it would be an exception to the 20 Transfer Rule. There are also some Third Party Transfer Service Agreements that are customized for certain brokers that contain transfer limitations that are also more restrictive than the 20 Transfer Rule.


Possibility of Undetected Frequent Trading in the underlying Funds. In addition to the exceptions we have just described, you should also be aware that there may be frequent trading in the underlying Funds that we are not able to detect and prevent, which we describe here:


- There is a variable annuity that we offer that has no Contingent Deferred Sales Charge. We are aware that frequent traders have used this annuity in the past to engage in frequent Sub-Account transfers that does not violate the precise terms of the 20 Transfer Rule. We believe that we have addressed this practice by closing all the international and global funds available in the annuity. However, we cannot always tell if there is frequent trading in this product.


- These policies apply only to individuals and entities that own this Contract and any subsequent or more recent versions of this Contract. However, the underlying Funds that make up the Sub-Accounts of this Contract are available for use with many different variable life insurance policies, variable annuity products and funding agreements, and they are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all. Many of the group variable annuities or group funding agreements are offered to retirement plans, and plan sponsors administer their plan according to Plan documents. If these retirement plan documents have no restrictions on Sub-Account transfers, then we cannot apply the 20 Transfer Rule and may not be able to apply any other restriction on transfers. We have been working with plan sponsors and plan administrators to ensure that any frequent transfer activity is identified and deterred. We have had only limited success in this area. Frequent transfers by individuals or entities that occur in other investment or retirement products provided by us could have the same abusive affect frequent Sub-Account transfers done by other Contract Owners.


HOW AM I AFFECTED BY FREQUENT SUB-ACCOUNT TRANSFERS?

Frequent Sub-Account transfers often result in frequent purchases and redemptions of shares of the underlying Fund. Frequent purchases and redemptions of the shares of the underlying Funds may increase your costs under this Contract and may also lower your Contract's overall performance. Your costs may increase because the underlying Fund will pass on any increase in fees related to the frequent purchase and redemption of the underlying Fund's stocks. There would also be administrative costs associated with these transactions.

Frequent transfers may also cause an underlying Fund to hold more cash than the underlying Fund would like to hold. A large cash position means that the underlying Fund will not be fully invested and may miss a rise in value of the securities that the Fund would have purchased. If the underlying Fund chooses not to hold a larger cash position, then it may have to sell securities that it would have otherwise like to have kept, in order to meet its redemption obligations. Both of these measures could result in lower performance of the underlying Fund, which in turn would result in lower overall performance of your Contract.

Because frequent transfers may raise the costs associated with this Contract and lower performance, the effect may be a lower Death Benefit paid to your Beneficiary or lower annuity payouts for your Payee.

WHAT IF A PROSPECTUS FOR THE UNDERLYING FUNDS HAS DIFFERENT POLICIES AND PROCEDURES REGARDING FREQUENT TRADING?


While the prospectuses for the underlying Funds may describe policies and procedures regarding frequent trading that may be different from those described in the variable annuity prospectus, at the current time, the policies and procedures described in this variable annuity prospectus controls how we administer Sub-Account transfers.



We will continue to monitor transfer activity and we may modify these restrictions at any time.


Fixed Accumulation Feature Transfers -- During each Contract Year, you may make transfers out of the Fixed Accumulation Feature to the Sub-Accounts, subject to the transfer restrictions discussed below. All transfer allocations must be in whole numbers (e.g., 1%).

Fixed Accumulation Feature Transfer Restrictions -- Each Contract Year you may transfer the greater of:

- 30% of the greatest Contract Value in the Fixed Accumulation Feature as of any Contract Anniversary or Contract issue date. When we calculate the 30%, we add Premium Payments made after that date but before the next Contract Anniversary. The 30% does not include Contract Value in any DCA Plus Program; or

- An amount equal to your largest previous transfer from the Fixed Accumulation Feature in any one Contract Year.

We apply these restrictions to all transfers from the Fixed Accumulation Feature, including all systematic transfers and Dollar Cost Averaging Programs, except for transfers under our DCA Plus Program.

If your interest rate renews at a rate at least 1% lower than your prior interest rate, you may transfer an amount equal to up to 100% of the amount to be invested at the renewal rate. You

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must make this transfer request within 60 days of being notified of the renewal rate.

We may defer transfers and Surrenders from the Fixed Accumulation Feature for up to 6 months from the date of your request.

You must wait 6 months after your most recent transfer from the Fixed Accumulation Feature before moving Sub-Account Values back to the Fixed Accumulation Feature. If you make systematic transfers from the Fixed Accumulation Feature under a Dollar Cost Averaging Program or DCA Plus Program, you must wait 6 months after your last systematic transfer before moving Sub-Account Values back to the Fixed Accumulation Feature.


Telephone and Internet Transfers -- In most states, you can make transfers contacting us at the number or website listed above.



Transfer instructions received by telephone on any Valuation Day before the end of any Valuation Day will be carried out that day. Otherwise, the instructions will be carried out at the end of any Valuation Day on the next Valuation Day.



Transfer instructions you send electronically are considered to be received by us at the time and date stated on the electronic acknowledgement we return to you. If the time and date indicated on the acknowledgement is before the end of any Valuation Day, the instructions will be carried out that Valuation Day. Otherwise, the instructions will be carried out at the end of any Valuation Day on the next Valuation Day. If you do not receive an electronic acknowledgement, you should telephone us as soon as possible.


We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.


Telephone or Internet transfer requests may currently only be cancelled by calling us before the end of the Valuation Day that you made the transfer request.



We, our agents or our affiliates are NOT responsible for losses resulting from telephone or electronic requests that we believe are genuine. We will use reasonable procedures to confirm that instructions received by telephone or through our website are genuine, including a requirement that Contract Owners provide certain identification information, including a personal identification number. We record all telephone transfer instructions. We may suspend, modify, or terminate telephone or electronic transfer privileges at any time.


Power of Attorney -- You may authorize another person to make transfers on your behalf by submitting a completed power of attorney form. Once we have the completed form on file, we will accept transfer instructions, subject to our transfer restrictions, from your designated third party until we receive new instructions in writing from you. You will not be able to make transfers or other changes to your Contract if you have authorized someone else to act under a power of attorney.


B. CHARGES AND FEES


THE CONTINGENT DEFERRED SALES CHARGE

The Contingent Deferred Sales Charge covers some of the expenses relating to the sale and distribution of the Contract, including commissions paid to Registered Representatives and the cost of preparing sales literature and other promotional activities.


We may assess a Contingent Deferred Sales Charge when you request a full or partial Surrender. The Contingent Deferred Sales Charge is based on the amount you choose to Surrender and how long your Premium Payments have been in the Contract. Each Premium Payment has its own Contingent Deferred Sales Charge schedule. Premium Payments are Surrendered in the order in which they were received. The longer you leave your Premium Payments in the Contract, the lower the Contingent Deferred Sales Charge will be when you Surrender. The amount assessed a Contingent Deferred Sales Charge will not exceed your total Premium Payments.



SURRENDER ORDER -- During the Contract Years when a Contingent Deferred Sales Charge applies, all Surrenders in excess of the Annual Withdrawal Amount will be taken first from Premium Payments, then from earnings. Surrenders from Premium Payments in excess of the Annual Withdrawal Amount will be subject to a Contingent Deferred Sales Charge.



Thereafter, all Surrenders in excess of the Annual Withdrawal Amount will be taken first from earnings, then from Premium Payments held in your Contract for the requisite holding periods and then from Premium Payments invested for less than the requisite holding periods. Only Premium Payments invested for less than the requisite holding periods are subject to a Contingent Deferred Sales Charge.

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For example, you made an initial Premium Payment of $10,000 five years ago and an additional Premium Payment of $20,000 one year ago. If you request a partial withdrawal of $15,000 and you have not taken your Annual Withdrawal Amount for the year, we will deduct a Contingent Deferred Sales Charge as follows:


- We will Surrender the Annual Withdrawal Amount which is equal to 10% of your total Premium Payments or $3,000 without charging a Contingent Deferred Sales Charge.


- We will then Surrender the Premium Payments that have been in the Contract the longest.

- That means we would Surrender the entire $10,000 initial Premium Payment and deduct a Contingent Deferred Sales Charge of 5% on that amount, or $500.

- The remaining $2,000 will come from the additional Premium Payment made one year ago and we will deduct a Contingent Deferred Sales Charge of 7% of the $2,000, or $140.

- Your Contingent Deferred Sales Charge is $640.


If you have any questions about these charges, please contact us or your financial adviser.


THE FOLLOWING SURRENDERS ARE NOT SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE:


- Annual Withdrawal Amount -- During the Contract Years when a Contingent Deferred Sales Charge applies, you may, take partial Surrenders up to 10% of the total Premium Payments. If you do not take 10% one year, you may not take more than 10% the next year. These amounts are different for group unallocated Contracts and Contracts issued to a Charitable Remainder Trust.


- If you are a patient in a certified long-term care facility or other eligible facility -- We will waive any Contingent Deferred Sales Charge for a partial or full Surrender if you, the joint Contract Owner or the Annuitant, are confined for at least 180 calendar days to a:

X facility recognized as a general hospital by the proper authority of the state in which it is located;

X facility recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals;

X  facility certified as a hospital or long-term care facility; or

X nursing home licensed by the state in which it is located and offers the services of a registered nurse 24 hours a day.

For this waiver to apply, you must:

- have owned the Contract continuously since it was issued,

- provide written proof of your eligibility satisfactory to us, and

- request the Surrender within 91 calendar days of the last day that you are an eligible patient in a recognized facility or nursing home.

This waiver is not available if you, the joint Contract Owner or the Annuitant is in a facility or nursing home when you purchase or upgrade the Contract. We will not waive any Contingent Deferred Sales Charge applicable to any Premium Payments made while you are in an eligible facility or nursing home.

This waiver may not be available in all states.


- Upon death of the Annuitant or any Contract Owner(s) -- No Contingent Deferred Sales Charge will be deducted if the Annuitant or any Contract Owner(s) dies.


- Upon Annuitization -- The Contingent Deferred Sales Charge is not deducted when you annuitize the Contract. However, we will charge a Contingent Deferred Sales Charge if the Contract is Surrendered during the Contingent Deferred Sales Charge period under an Annuity Payout Option which allows Surrenders.

- For Guarantee Benefit Rider I Benefit Payments -- If your Benefit Payment on your most recent Contract Anniversary exceeds the Annual Withdrawal Amount, we will waive any applicable Contingent Deferred Sales Charge for withdrawals up to that Benefit Payment amount.

- For Guarantee Benefit Rider II Benefit Payments -- If your Benefit Payment on your most recent Contract Anniversary exceeds the Annual Withdrawal Amount, we will waive any applicable Contingent Deferred Sales Charge for withdrawals up to that Benefit Payment amount.


- For the Unified Benefit Design Benefit Payments -- If your Benefit Payment or your Lifetime Benefit Payment on your most recent Contract Anniversary exceeds the Annual Withdrawal Amount, we will waive any applicable Contingent Deferred Sales Charge for withdrawals up to that Benefit Payment amount.


- For Required Minimum Distributions -- This allows Annuitants who are age
  70 1/2 or older, with a Contract held under an IRA or 403(b) plan, to Surrender an amount equal to the Required Minimum Distribution for the Contract without a Contingent Deferred Sales Charge. All requests for Required Minimum Distributions must be in writing.

- For substantially equal periodic payments -- We will waive the Contingent Deferred Sales Charge if you take partial Surrenders under the Automatic Income Program where you receive a scheduled series of substantially equal periodic payments. Payments under this program must be made at least annually for your life (or your life expectancy) or the joint lives (or joint life expectancies) of you and your designated Beneficiary.

- Upon cancellation during the Right to Cancel Period -- No Contingent Deferred Sales Charge will be deducted if you cancel your Contract during the Right to Cancel Period.

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MORTALITY AND EXPENSE RISK CHARGE


For assuming mortality and expense risks under the Contract, we deduct a daily charge at an annual rate specified above. This charge is deducted from your Sub-Account Value.


The mortality and expense risk charge is broken into charges for mortality risks and for an expense risk:

- Mortality Risk -- There are two types of mortality risks that we assume, those made while your Premium Payments are accumulating and those made once Annuity Payouts have begun.

During the period your Premium Payments are accumulating, we are required to cover any difference between the Death Benefit paid and the Surrender Value. These differences may occur in periods of declining value or in periods where the Contingent Deferred Sales Charges would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.

Once Annuity Payouts have begun, we may be required to make Annuity Payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.

- Expense Risk -- We also bear an expense risk that the Contingent Deferred Sales Charges and the Annual Maintenance Fee collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.

Although variable Annuity Payouts will fluctuate with the performance of the underlying Fund selected, your Annuity Payouts will NOT be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The mortality and expense risk charge enables us to keep our commitments and to pay you as planned. If the mortality and expense risk charge under a Contract is insufficient to cover our actual costs, we will bear the loss. If the mortality and expense risk charge exceeds these costs, we keep the excess as profit. We may use these profits for any proper corporate purpose including, among other things, payment of sales expenses. We expect to make a profit from the mortality and expense risk charge.

ANNUAL MAINTENANCE FEE


The Annual Maintenance Fee is a flat fee that is deducted from your Contract Value to reimburse us for expenses relating to the administrative maintenance of the Contract and the Accounts. The annual charge is deducted on a Contract Anniversary or when the Contract is fully Surrendered if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Account in which you are invested.


We will waive the Annual Maintenance Fee if your Contract Value is $50,000 or more on your Contract Anniversary or when you fully Surrender your Contract. In addition, we will waive one Annual Maintenance Fee for Contract Owners who own more than one Contract with a combined Contract Value between $50,000 and $100,000. If you have multiple Contracts with a combined Contract Value of $100,000 or greater, we will waive the Annual Maintenance Fee on all Contracts. However, we may limit the number of waivers to a total of six Contracts. We also may waive the Annual Maintenance Fee under certain other conditions.

ADMINISTRATIVE CHARGE


For administration, we apply a daily charge against all Contract Values held in the Separate Account during both the accumulation and annuity phases of the Contract. There is not necessarily a relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributable to that Contract; expenses may be more or less than the charge.


PREMIUM TAXES

We deduct Premium Taxes, if required, by a state or other government agency. Some states collect the taxes when Premium Payments are made; others collect at Annuitization. Since we pay Premium Taxes when they are required by applicable law, we may deduct them from your Contract when we pay the taxes, upon Surrender, or on the Annuity Commencement Date. The Premium Tax rate varies by state or municipality. Currently, the maximum rate charged by any state is 3.5% and 1% in Puerto Rico.

CHARGES AGAINST THE FUNDS

Annual Fund Operating Expenses -- The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund reflects investment advisory fees and administrative expenses already deducted from the assets of the Funds. These charges are described in the Funds' prospectuses accompanying this prospectus.

CHARGES FOR OPTIONAL BENEFITS


- MAV Plus Death Benefit Charge -- You may elect an optional Death Benefit called "MAV Plus Death Benefit" for an additional charge. We will deduct this charge on a daily basis based on your Contract Value invested in the Sub-Accounts. Once you elect this benefit, you cannot cancel it and we will continue to deduct the charge until we begin to make Annuity Payouts. You may only elect this benefit at the time you purchase your Contract.



- Guarantee Benefit Rider I Charge -- Guarantee Benefit Rider I is an option that can be elected at an additional charge. We will deduct this charge on a daily basis based on your Contract Value invested in the Sub-Accounts. Once you elect this benefit, you cannot cancel it and we will continue to deduct the charge until we begin to make Annuity Payouts.



- Guarantee Benefit Rider II Charge -- Guarantee Benefit Rider II is an option that can be elected for an additional charge. We will deduct the charge on a daily basis based on

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  your Contract Value invested in the Sub-Accounts. Once you elect this benefit, you cannot cancel it and we will continue to deduct the charge until we begin to make Annuity Payouts.



- The Unified Benefit Design Charge -- Unified Benefit Design is an option that can be elected at an additional annual charge based on your then current Benefit Amount. This additional charge will automatically be deducted from your Contract Value on each Contract Anniversary. The charge is withdrawn from each Sub-Account and the Fixed Account in the same proportion that the value of the Sub-Account bears to the total Contract Value. The charge is deducted after all other financial transactions and any Benefit Amount increases are made. The charge will be discontinued once an Annuity Option available under the Contract becomes effective and is not applied to the DCA Plus feature. The charge may be limited on Fixed Accounts based on state specific regulations.



  We reserve the right to increase the charge up to a maximum rate of [ 0.xx%] any time on or after your fifth Contract Anniversary or five years from the date from which we last notified you of a fee increase, whichever is later. If we increase the Unified Benefit Design charge, you will receive advance notice of the increase and will be given the opportunity to suspend the Unified Benefit Design charge increase. If you suspend the Unified Benefit Design charge increase, you will no longer receive automatic Benefit Amount increases. If we do not receive notice from you to suspend the increase, we will automatically assume that automatic Benefit Amount increases will continue and the new charge will apply. Within 30 days prior to subsequent Contract Anniversaries, you may re-start automatic Benefit Amount increases at the charge in effect since your most recent notification. If you Surrender prior to a Contract Anniversary, a pro rata share of the charge will be assessed and will be equal to the charge multiplied by the Benefit Amount prior to the Surrender, multiplied by the number of days since the last charge was assessed, divided by 365.


REDUCED FEES AND CHARGES

We may offer, in our discretion, reduced fees and charges including, but not limited to Contingent Deferred Sales Charges, the Mortality and Expense Risk Charge, the Annual Maintenance Fee, and charges for optional benefits, for certain Contracts (including employer sponsored savings plans) which may result in decreased costs and expenses. Reductions in these fees and charges will not be unfairly discriminatory against any Contract Owner.


C. GUARANTEED BENEFIT RIDER I AND
GUARANTEED BENEFIT RIDER II


ELECTING GUARANTEED BENEFIT RIDER I AND GUARANTEED BENEFIT RIDER II


You may elect either Guaranteed Benefit Rider I or Guaranteed Benefit Rider II. This means if you elect Guaranteed Benefit Rider I you will never be able to elect Guaranteed Benefit Rider II. Likewise, if you elect Guaranteed Benefit Rider II you will never be able to elect Guaranteed Benefit Rider I. For qualified Contracts, Guaranteed Benefit Rider I cannot be elected if the Contract Owner or Annuitant is age 80 or older. Guaranteed Benefit Rider II cannot be elected if the Contract Owner or Annuitant is age 70 or older.


Once you elect Guaranteed Benefit Rider I you cannot cancel it and we will continue to deduct Guaranteed Benefit Rider I Charge until we begin to make Annuity Payouts.

You may cancel Guaranteed Benefit Rider II any time after the 5th Contract Year or the 5th anniversary of the date you added Guaranteed Benefit Rider II to your Contract. If you cancel Guaranteed Benefit Rider II, all Benefit Payments and charges for Guaranteed Benefit Rider II will terminate. Once Guaranteed Benefit Rider II is cancelled it cannot be reinstated.

OVERVIEW

Guaranteed Benefit Rider I and Guaranteed Benefit Rider II are optional benefits that, if elected, are intended to protect the amount of your investment from poor market performance. The amount of your investment that is protected from poor market performance will be different depending on when you elect your optional benefit. The amount that is protected is your "Benefit Amount." In other words, Guaranteed Benefit Rider I and Guaranteed Benefit Rider II operate as a guarantee of the Benefit Amount that you can access through a series of payments.

DETERMINING YOUR BENEFIT AMOUNT


The initial Benefit Amount for both Guaranteed Benefit Rider I and Guaranteed Benefit Rider II depends on when you elect your optional benefit. If you elect your optional benefit when purchasing the Contract, your initial Premium Payment is equal to the initial Benefit Amount. If you elect your optional benefit at a later date, your Contract Value, on the date it is added to your Contract, is equal to the initial Benefit Amount.



- Your Benefit Amount can never be more than $5 million.


- Your Benefit Amount is reduced as you take withdrawals.


Once the initial Benefit Amount has been determined, we calculate the maximum guaranteed payment that may be made each year ("Benefit Payment").


BENEFIT PAYMENTS

Benefit Payments are non-cumulative, which means your Benefit Payment will not increase in the future if you fail to take your full Benefit Payment for the current year. For example, for Guaranteed Benefit Rider II if you do not take 5% one year, you may not take more than 5% the next year.


If you elect your optional benefit when you purchase your Contract, we count one year as the time between each Contract Anniversary. If you establish your optional benefit any time after you purchase your Contract, we count one year as the time between the date we added the optional benefit to your Contract and your next Contract Anniversary, which could be less than a year.

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The Benefit Payment can be divided up and taken on any payment schedule that you request. You can continue to take Benefit Payments until the Benefit Amount has been depleted.


Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value. Each Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders include any applicable Contingent Deferred Sales Charge.


If you Surrender more than the Benefit Payment out of your Contract in any one year we will recalculate the Benefit Amount. Any time we re-calculate your Benefit Amount or your Benefit Payment we count one year as the time between the date we re-calculate and your next Contract Anniversary, which could be less than a year.

If, in one year, your Surrenders total more than your Benefit Payment out of your Contract we will re-calculate your Benefit Amount and your Benefit Payment may be lower in the future. We recalculate your Benefit Amount by comparing the results of two calculations. First we deduct the amount of the last Surrender from your Contract Value ("New Contract Value") and then we deduct the amount of the last Surrender from the Benefit Amount ("New Benefit Amount"). Then we compare those results:

- If the New Contract Value is more than or equal to the New Benefit Amount, and more than or equal to the Premium Payments invested in the Contract before the Surrender, the Benefit Payment is unchanged.

- If the New Contract Value is more than or equal to the New Benefit Amount, but less than the Premium Payments invested in the Contract before the Surrender, we have to recalculate your Benefit Payment. For Guaranteed Benefit Rider I, your Benefit Payment becomes 7% of the greater of your New Contract Value and New Benefit Amount. For Guaranteed Benefit Rider II, your Benefit Payment becomes 5% of the greater of your New Contract Value and New Benefit Amount.

- If the New Contract Value is less than the New Benefit Amount, we have to recalculate your Benefit Payment. We recalculate the Benefit Payment by comparing the "old" Benefit Payment to the "new" Benefit Payment for the New Benefit Amount and your Benefit Payment becomes the lower of those two values. Your New Benefit Amount is then equal to the New Contract Value.

If your Benefit Payment on your most recent Contract Anniversary exceeds the Annual Withdrawal Amount, we will waive any applicable Contingent Deferred Sales Charge for withdrawals up to that Benefit Payment amount.


If you change the ownership or assign this Contract to someone other than your spouse after 12 months of electing either optional benefit, we will recalculate the Benefit Amount and the Benefit Payment may be lower in the future.


The Benefit Amount will be recalculated to equal the lesser of:

- The Benefit Amount immediately prior to the ownership change or assignment; or

- The Contract Value at the time of the ownership change or assignment.


Any time you make subsequent Premium Payments to your Contract, we also re-calculate your Benefit Amount and Benefit Payments. Each time you add a Premium Payment, we increase your Benefit Amount by the amount of the subsequent Premium Payment. When you make a subsequent Premium Payment, your Benefit Payments will increase by a percentage of the amount of the subsequent Premium Payment.


SURRENDERING YOUR CONTRACT

You can Surrender your Contract any time, however, you will receive your Contract Value at the time you request the Surrender with any applicable charges deducted and not the Benefit Amount or the Benefit Payment amount you would have received under Guaranteed Benefit Rider I or Guaranteed Benefit Rider II.

If you still have a Benefit Amount after you Surrender all of your Contract Value or your Contract Value is reduced to zero, you will still receive a Benefit Payment through a fixed annuity payout option until your Benefit Amount is depleted.

The fixed annuity payout option for Guaranteed Benefit Rider I is called Guaranteed Benefit Rider I Payout Option. The fixed annuity payout option for Guaranteed Benefit Rider II is called Guaranteed Benefit Rider II Payout Option.

While you are receiving payments under either of these fixed annuity payout options, you may not make additional Premium Payments, and if you die before you receive all of your payments, your Beneficiary will continue to receive the remaining payments.

ANNUITIZING YOUR CONTRACT

If you elect Guaranteed Benefit Rider I or Guaranteed Benefit Rider II and later decide to annuitize your Contract, you may choose Guaranteed Benefit Rider I Payout Option or Guaranteed Benefit Rider II Payout Option in addition to those Annuity Payout Options offered in the Contract.


Under both of these Annuity Payout Options, we will pay a fixed dollar amount for a specific number of years ("Payout Period"). If you, the joint Contract Owner or the Annuitant should die before the Payout Period is complete the remaining payments will be made to the Beneficiary. The Payout Period is determined on the Annuity Calculation Date and it will equal the current Benefit Amount divided by the Benefit Payment. The total amount of the Annuity Payouts under this option will be equal to the Benefit Amount. We may offer other Payout Options.


If you, the joint Contract Owner or Annuitant die before the Annuity Calculation Date and all of the Benefit Payments guaranteed by Nutmeg have not been made, the Beneficiary may elect

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to take the remaining Benefit Payments or any of the death benefit options offered in your Contract.


If the Annuitant dies after the Annuity Calculation Date and before all of the Benefit Payments guaranteed by us have been made, the payments will continue to be made to the Beneficiary.


Key differences between Guaranteed Benefit Rider I and Guaranteed Benefit Rider
II
While Guaranteed Benefit Rider I and Guaranteed Benefit Rider II share many of the same characteristics, there are some important differences you should consider when deciding which benefit to choose.

      FEATURES                          GUARANTEED BENEFIT RIDER I
---------------------------------------------------------------------------------
Charge                   0.50% of Sub-Account Value
---------------------------------------------------------------------------------
Benefit Payment          7% of Benefit Amount
---------------------------------------------------------------------------------
Revocability             - Irrevocable.
                         - Charge continues to be deducted until we begin to make
                           annuity payouts.
---------------------------------------------------------------------------------
Step Up                  - After the 5th Contract Year, every five years
                           thereafter.
---------------------------------------------------------------------------------
Maximum Issue Age        - Non-Qualified & Roth IRA -- same as maximum Contract
                           issue age.*
                         - IRA/Qualified -- Age 80
---------------------------------------------------------------------------------
Investment               - None
Restrictions
---------------------------------------------------------------------------------
Spousal Continuation     - Available
---------------------------------------------------------------------------------

      FEATURES                       GUARANTEED BENEFIT RIDER II
---------------------
Charge                 0.20% of Sub-Account Value
---------------------
Benefit Payment        5% of Benefit Amount
---------------------
Revocability           - Revocable anytime after the 5th Contract Year or the
                         5th anniversary of the date you added Guaranteed
                         Benefit Rider II to your Contract
                       - Charge will terminate if Guaranteed Benefit Rider II
                         is cancelled.
---------------------
Step Up                - Not Available.
---------------------
Maximum Issue Age      - Non-Qualified & Roth IRA -- same as Contract issue
                         age.*
                       - IRA/Qualified -- Age 70
---------------------
Investment             - You are not permitted to transfer more than 10% of
Restrictions             your Contract Value as of your last Contract
                         Anniversary between certain investment options. This
                         restriction is not currently enforced.
---------------------
Spousal Continuation   - Available
---------------------

* For more information on the maximum Contract issue age please see the Section "How do I purchase the Contract".

GUARANTEED BENEFIT RIDER I -- STEP-UP

Any time after the 5th year Guaranteed Benefit Rider I has been in effect, you may elect to "step-up" the Benefit Amount. There is no "step-up" available for Guaranteed Benefit Rider II. If you choose to "step-up" the Benefit Amount, your Benefit Amount will be re-calculated to equal your total Contract Value. Your Benefit Payment then becomes 7% of the new Benefit Amount, and will never be less than your existing Benefit Payment. You cannot elect to "step-up" the Benefit Amount if your current Benefit Amount is higher than your Contract Value. Any time after the 5th year Guaranteed Benefit Rider I "step-up" has been in place, you may choose to "step-up" the Benefit Amount again. Contract Owners who become owners by virtue of the Spousal Contract Continuation provision of the Contract can "step up" without waiting for the 5th year their Contract has been in force.


We currently allow you to "step-up" Guaranteed Benefit Rider I on any day after the 5th year the benefit has been in effect, however, in the future we may only allow a "step-up" to occur on your Contract Anniversary. AT THE TIME YOU ELECT TO "STEP UP," WE MAY BE CHARGING MORE FOR GUARANTEED BENEFIT RIDER I. REGARDLESS OF WHEN YOU BOUGHT YOUR CONTRACT, UPON "STEP UP" WE WILL CHARGE YOU THE THEN CURRENT CHARGE. BEFORE YOU DECIDE TO "STEP UP," YOU SHOULD REQUEST A CURRENT PROSPECTUS WHICH WILL DESCRIBE THE THEN CURRENT CHARGE FOR THIS BENEFIT.


GUARANTEED BENEFIT RIDER II -- INVESTMENT RESTRICTIONS

If you elect Guaranteed Benefit Rider II you are not permitted to transfer more than 10% of your Contract Value as of your last Contract Anniversary from the Non-Growth Sub-Accounts to the Growth Sub-Accounts in any one Contract Year. If you transfer more than 10% of your Contract Value Guaranteed Benefit Rider II will automatically terminate and all Benefit Payments and Guaranteed Benefit Rider II charge will cease. We may add or delete Sub-Accounts from the Non-Growth and Growth sub-account lists at any time. Currently, we do not enforce this investment transfer restriction. We will provide you 30 days written notice when we elect to enforce this investment transfer restriction. For Contracts issued in the state of Connecticut there are no investment restrictions.

NON-GROWTH SUB-ACCOUNTS         GROWTH SUB-ACCOUNTS
------------------------------------------------------
[Sub-Accounts to be filed by Post-Effective
Amendment.]
------------------------------------------------------

REQUIRED MINIMUM DISTRIBUTIONS

Qualified Contracts are subject to certain federal tax rules requiring that minimum distributions be withdrawn from the Contract on an annual basis, usually beginning after age 70 1/2. These withdrawals are called Required Minimum Distributions. A Required Minimum Distribution may exceed your Benefit Payment, which will cause a recalculation of your Benefit Amount.

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Recalculation of your Benefit Amount may result in a lower Benefit Payment in the future.

For purposes of Guaranteed Benefit Rider II, if you enroll in our Automatic Income Program to satisfy the Required Minimum Distributions from the Contract and, as a result, the withdrawals exceed your Benefit Payment we will not recalculate your Benefit Amount or Benefit Payment.

OTHER INFORMATION


Guaranteed Benefit Rider I and Guaranteed Benefit Rider II may not be available in all states or through all broker-dealers.



We reserve the right to treat all Contracts issued to you by us or one of our affiliates within a calendar year as one Contract for purposes of Guaranteed Benefit Rider I and Guaranteed Benefit Rider II. This means that if you purchase two Contracts from us in any twelve month period and elect either Guaranteed Benefit Rider I or Guaranteed Benefit Rider II on both Contracts, withdrawals from one Contract may be treated as withdrawals from the other Contract.


For examples on how Guaranteed Benefit Rider I is calculated, please see "Appendix III." For examples on how Guaranteed Benefit Rider II is calculated, please see "Appendix IV."


D. DEATH BENEFITS



In most cases, we have used the same terminology in the Contract and this prospectus. However, when describing the Death Benefits, we have used different terms in this prospectus than in the Contract. When you receive your Contract after purchase, it will include Contract riders that describe your Death Benefit. For the standard Death Benefit, called Premium Security Death Benefit in your prospectus, for age 80 and under, you will receive riders entitled "Asset Protection Death Benefit" and "Premium Protection Death Benefit." Together, these riders make up the Premium Security Death Benefit. For the Asset Protection Death Benefit, you will receive a Contract rider with the same name. If you elect the MAV Plus Death Benefit, you will receive a rider entitled the "Maximum Anniversary Value/Earnings Protection Benefit" rider. If, after you receive your Contract you have any questions about terminology of the names of the riders, please call your Registered Representative or Nutmeg.


WHAT IS THE DEATH BENEFIT AND HOW IS IT CALCULATED?

The Death Benefit is the amount we will pay if the Contract Owner, joint Contract Owner, or the Annuitant dies before we begin to make Annuity Payouts. We calculate the Death Benefit when we receive a certified death certificate or other legal document acceptable to us. The calculations for the Death Benefit that are described below are based on the Contract Value on the date we receive a certified death certificate or other legal document acceptable to us.

The calculated Death Benefit will remain invested in the same Accounts, according to the Contract Owner's last instructions until we receive complete written settlement instructions from the Beneficiary. This means the Death Benefit amount will fluctuate with the performance of the underlying Funds. When there is more than one Beneficiary, we will calculate the Accumulation Units for each Sub-Account and the dollar amount for the Fixed Accumulation Feature for each Beneficiary's portion of the proceeds.


This Contract comes with a standard Death Benefit, which depends on the age of you and your Annuitant. This minimum guaranteed Death Benefit is at no additional cost. If you and your Annuitant are younger than age 81 on the issue date, your Death Benefit is the Premium Security Death Benefit. If you or your Annuitant are age 81 or older, your Death Benefit is the APB Death Benefit, which is short for Asset Protection Death Benefit. This minimum guaranteed Death Benefit is offered at no additional cost. If you elect the Unified Benefit Design, the Unified Benefit Design Guaranteed Minimum Death Benefit will replace the Premium Security Death Benefit as the standard Death Benefit. The Unified Benefit Design Guaranteed Minimum Death Benefit is described later in this prospectus.


THE PREMIUM SECURITY DEATH BENEFIT

If both you and your Annuitant are younger than age 81 on the date we issue this Contract, your Death Benefit is the greatest of:

- Your Contract Value on the date we receive due proof of death;

- Your Total Premium Payments adjusted for any partial Surrenders; or

- The lesser of:

X  Your Maximum Anniversary Value described below; or

X Your Contract Value on the date we receive due proof of death plus 25% of your Maximum Anniversary Value excluding subsequent Premium Payments we receive within 12 months of death.

THE ASSET PROTECTION DEATH BENEFIT

If you or your Annuitant are age 81 or older on the date we issue this Contract, the Death Benefit is the greatest of:

- Your Contract Value on the date we receive due proof of death;

- The lesser of:

X  Total Premium Payments adjusted for any partial Surrenders; or

X Your Contract Value on the date we receive due proof of death plus 25% of total Premium Payments adjusted for partial Surrenders and excluding subsequent Premium Payments we receive within 12 months of death.

- The lesser of:

X  Your Maximum Anniversary Value described below; or

X Your Contract Value on the date we receive proof of death plus 25% of your Maximum Anniversary Value excluding subsequent Premium Payments we receive within 12 months of death.

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MAXIMUM ANNIVERSARY VALUE

The Maximum Anniversary Value is based on a series of calculations on Contract Anniversaries of Contract Values, Premium Payments and partial Surrenders. We will calculate an Anniversary Value for each Contract Anniversary prior to the deceased's 81st birthday or date of death, whichever is earlier.

The Anniversary Value is equal to the Contract Value as of a Contract Anniversary with the following adjustments:

- Your Anniversary Value is increased by the dollar amount of any Premium Payments made since the Contract Anniversary; and


- Your Anniversary Value is reduced for any partial Surrender as shown below.


The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.

ADJUSTMENTS FOR SURRENDERS

We calculate the adjustments to your aggregate Premium Payments for any Surrenders by reducing your aggregate Premium Payments on a dollar for dollar basis for any Surrenders within a Contract Year up to 10% of aggregate Premium Payments. After that, we reduce your aggregate Premium Payments proportionally based on the amount of any Surrenders that exceed 10% of aggregate Premium Payments divided by your aggregate Contract Value at the time of Surrender.

OPTIONAL DEATH BENEFIT

You may elect an optional Death Benefit for an additional charge. We call the optional Death Benefit the "MAV Plus Death Benefit", which is short for "Maximum Anniversary Value Plus Death Benefit". The name of the rider for the MAV Plus Death Benefit is called the "Maximum Anniversary Value/Earnings Protection Benefit" rider. If you elect MAV Plus, the benefit that we pay upon death will be the greater of the Premium Security Death Benefit and MAV Plus Death Benefit.


In states where the MAV Plus Death Benefit is not available, we offer the "MAV Death Benefit", which stands for "Maximum Anniversary Value Death Benefit". Not all Death Benefit choices are available in all states or through all broker-dealer firms. For more information, call your Registered Representative or contact us.



THE MAV PLUS DEATH BENEFIT



You may elect the "MAV Plus Death" Benefit or "Maximum Anniversary Value Plus Death Benefit" for an additional charge. The name of the Contract rider for the MAV Plus Death Benefit is called the "Maximum Anniversary Value/Earnings Protection Benefit" rider. If you elect MAV Plus, the benefit that we pay upon death will be the greater of the Premium Security Death Benefit and MAV Plus Death Benefit. If you elect the Unified Benefit Design, we will pay upon death the greater of the Unified Benefit Design Guaranteed Minimum Death Benefit and MAV Plus Death Benefit. In states where the MAV Plus Death Benefit is not available, we offer the "MAV Death Benefit," which stands for "Maximum Anniversary Value Death Benefit." Not all Death Benefit choices are available in all states or through all broker-dealer firms. For more information, contact us or your Registered Representative.



The MAV Plus Death Benefit is available for an additional annual charge, deducted daily, based on your Contract Value invested in the Sub-Accounts. You cannot choose this Death Benefit if you and/or your Annuitant are age 76 or older on the issue date. You can only choose this Death Benefit at the time of issue.



The MAV Plus Death Benefit is the greatest of:



- Your Contract Value on the date we receive due proof of death;



- Total Premium Payments adjusted for any partial Surrender;



- Your Maximum Anniversary Value; or



- Your Earnings Protection Benefit described below.


Earnings Protection Benefit. The Death Benefit depends on the age of you and your Annuitant on the date the MAV Plus Death Benefit is added to your Contract. If each age is 69 or younger, the benefit is the Contract Value on the date we receive due proof of death plus 40% of the lesser of Contract gain on that date and the cap. The terms "gain" and "cap" are described below.

If you and/or your Annuitant are age 70 or older on the date the MAV Plus Death Benefit is added to your Contract, the benefit is the Contract Value on the date we receive due proof of death plus 25% of the lesser of Contract gain on that date and the cap.


We determine Contract gain by subtracting your Contract Value on the date you added the MAV Plus Death Benefit from the Contract Value on the calculation date. We then deduct any Premium Payments and add adjustments for any partial Surrender made during that time.


We make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain immediately prior to the Surrender. The adjustment is the difference between the two, but not less than zero.

The Contract gain that is used to determine your Death Benefit has a limit or "cap". The cap is 200% of the following:

- The Contract Value on the date the MAV Plus Death Benefit was added to your Contract; plus

- Premium Payments made after the MAV Plus Death Benefit was added to your Contract, excluding any Premium Payments made within 12 months of the date we receive due proof of death; minus

- Any adjustments for partial Surrenders.

ADDITIONAL INFORMATION ABOUT THE DEATH BENEFITS

For more information on how these optional benefits may affect your taxes, please see the section entitled, "Federal Tax Considerations," under sub-section entitled "Taxation of Annuities -- General Provisions Affecting Contracts Not Held in Tax-Qualified Retirement Plans."

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We impose a limit on total death benefits if:


- The total death benefits are payable as a result of the death of any one person under one or more deferred variable annuities issued by us or our affiliates, and


- Aggregate Premium Payments total $5 million or more.

When the limit applies, total death benefits cannot exceed the greater of:

- The aggregate Premium Payments reduced by an adjustment for any Surrenders; or

- The aggregate Contract Value plus $1 million.

However, if you add Premium Payments to any of your Contracts such that aggregate Premium Payments total to $5 million or more, the aggregate death benefit will be the greater of the maximum death benefit above or:

- The aggregate Contract Value; plus

- The aggregate death benefits in excess of the aggregate Contract Values at the time you added the Premium Payments to your Contracts.

Any reduction in death benefits to multiple variable annuity contracts will be in proportion to the Contract Value of each Contract at the time of reduction.

HOW IS THE DEATH BENEFIT PAID?

The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us, unless the Contract Owner has designated the manner in which the Beneficiary will receive the Death Benefit. On the date we receive complete instructions from the Beneficiary, we will compute the Death Benefit amount to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death Benefit amount for each Beneficiary's portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary's instructions. If we receive the complete instructions on a Non-Valuation Day, computations will take place on the next Valuation Day.

If your Beneficiary elects to receive the Death Benefit amount as a lump sum payment, we may transfer that amount to our General Account and issue the Beneficiary a draft book. The Beneficiary can write one draft for total payment of the Death Benefit, or keep the money in the General Account and write drafts as needed. We will credit interest at a rate determined periodically in our sole discretion. For Federal income tax purposes, the Beneficiary will be deemed to have received the lump sum payment on transfer of the Death Benefit amount to the General Account. The interest will be taxable to the Beneficiary in the tax year that it is credited. If the Beneficiary resides or the Contract was purchased in a state that imposes restrictions on this method of lump sum payment, we may issue a check to the Beneficiary.

The Beneficiary may elect under the Annuity Proceeds Settlement Option "Death Benefit Remaining with the Company" to leave proceeds from the Death Benefit invested with us for up to five years from the date of death if death occurred before the Annuity Commencement Date. Once we receive a certified death certificate or other legal documents acceptable to us, the Beneficiary can:
(a) make Sub-Account transfers and (b) take Surrenders without paying Contingent Deferred Sales Charges.

The Beneficiary of a non-qualified Contract or IRA may also elect the "Single Life Expectancy Only" option. This option allows the Beneficiary to take the Death Benefit in a series of payments spread over a period equal to the Beneficiary's remaining life expectancy. Distributions are calculated based on IRS life expectancy tables. This option is subject to different limitations and conditions depending on whether the Contract is non-qualified or an IRA.

Required Distributions -- If the Contract Owner dies before the Annuity Commencement Date, the Death Benefit must be distributed within five years after death or be distributed under a distribution option or Annuity Payout Option that satisfies the Alternatives to the Required Distributions described below.

If the Contract Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value, any remaining value must be distributed at least as rapidly as under the payment method being used as of the Contract Owner's death.

If the Contract Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Contract Owner in the situations described above and any change in the original Annuitant will be treated as the death of the Contract Owner.

WHAT SHOULD THE BENEFICIARY CONSIDER?

Alternatives to the Required Distributions -- The selection of an Annuity Payout Option and the timing of the selection will have an impact on the tax treatment of the Death Benefit. To receive favorable tax treatment, the Annuity Payout Option selected: (a) cannot extend beyond the Beneficiary's life or life expectancy, and (b) must begin within one year of the date of death.

If these conditions are NOT met, the Death Benefit will be treated as a lump sum payment for tax purposes. This sum will be taxable in the year in which it is considered received.

Spousal Contract Continuation -- If the Contract Owner dies and a Beneficiary is the Contract Owner's spouse, that portion of the Contract for which the spouse is considered the Beneficiary will continue with the spouse as Contract Owner, unless the spouse elects to receive the Death Benefit as a lump sum payment or as an annuity payment option. If the Contract continues with the spouse as Contract Owner, we will adjust the Contract Value to the amount that we would have paid as the Death Benefit payment, had the spouse elected to receive the Death Benefit as a lump sum payment. Spousal Contract Continuation will only apply one time for each Contract.

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If your spouse continues any portion of the Contract as Contract Owner and elects the MAV Plus Death Benefit, we will use the date the Contract is continued with your spouse as Contract Owner as the effective date the optional Death Benefit was added to the Contract. This means we will use the date the Contract is continued with your spouse as Contract Owner as the effective date for calculating the MAV Plus Death Benefit. The percentage used for the MAV Plus Death Benefit will be determined by the oldest age of any remaining joint Contract Owner or Annuitant at the time the Contract is continued.


WHO WILL RECEIVE THE DEATH BENEFIT?

The distribution of the Death Benefit applies only when death is before the Annuity Commencement Date.
If death occurs on or after the Annuity Commencement Date, there may be no payout at death unless the Contract Owner has elected an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value.

IF DEATH OCCURS BEFORE THE ANNUITY COMMENCEMENT DATE:

IF THE DECEASED IS THE .
.. .                                 AND . . .                     AND . . .                   THEN THE . . .
------------------------------------------------------------------------------------------------------------------
Contract Owner              There is a surviving joint    The Annuitant is living or    Joint Contract Owner
                            Contract Owner                deceased                      receives the Death
                                                                                        Benefit.
------------------------------------------------------------------------------------------------------------------
Contract Owner              There is no surviving         The Annuitant is living or    Designated Beneficiary
                            joint Contract Owner          deceased                      receives the Death
                                                                                        Benefit.
------------------------------------------------------------------------------------------------------------------
Contract Owner              There is no surviving         The Annuitant is living or    Contract Owner's estate
                            joint Contract Owner and      deceased                      receives the Death
                            the Beneficiary                                             Benefit.
                            predeceases the Contract
                            Owner
------------------------------------------------------------------------------------------------------------------
Annuitant                   The Contract Owner is         There is no named             The Contract Owner becomes
                            living                        Contingent Annuitant          the Contingent Annuitant
                                                                                        and the Contract
                                                                                        continues. The Contract
                                                                                        Owner may waive this
                                                                                        presumption and receive
                                                                                        the Death Benefit.
------------------------------------------------------------------------------------------------------------------
Annuitant                   The Contract Owner is         The Contingent Annuitant      Contingent Annuitant
                            living                        is living                     becomes the Annuitant, and
                                                                                        the Contract continues.
------------------------------------------------------------------------------------------------------------------
Annuitant                   The Contract Owner is a       There is no named             The Contract Owner
                            trust or other non-natural    Contingent Annuitant          receives the Death
                            person                                                      Benefit.
------------------------------------------------------------------------------------------------------------------

IF DEATH OCCURS ON OR AFTER THE ANNUITY COMMENCEMENT DATE:

IF THE DECEASED IS THE .
.. .                                        AND . . .                                 THEN THE . . .
----------------------------------------------------------------------------------------------------------------
Contract Owner              The Annuitant is living                     Designated Beneficiary becomes the
                                                                        Contract Owner.
----------------------------------------------------------------------------------------------------------------
Annuitant                   The Contract Owner is living                Contract Owner receives the payout at
                                                                        death, if any.
----------------------------------------------------------------------------------------------------------------
Annuitant                   The Annuitant is also the Contract Owner    Designated Beneficiary receives the
                                                                        payout at death, if any.
----------------------------------------------------------------------------------------------------------------

These are the most common scenarios, however, there are others. Some of the Annuity Payout Options may not result in a payout at death. For more information on Annuity Payout Options that may not result in a payout at death please see the section entitled "Annuity Payouts." If you have questions about these and any other scenarios, please contact your Registered Representative or us.


E. THE UNIFIED BENEFIT DESIGN



OVERVIEW



Unified Benefit Design is an optional rider that is intended to help protect your Contract investment from poor market performance. The Unified Benefit Design provides a single Benefit Amount payable as two separate but bundled benefits which form the entire benefit. In other words, Unified Benefit Design is a guarantee of the Benefit Amount that you can access two ways:



- WITHDRAWAL BENEFIT allows both (a) BENEFIT PAYMENTS: a series of withdrawals which may be paid annually until the Benefit Amount is reduced to zero or
  (b) LIFETIME BENEFIT PAYMENTS: a series of withdrawals which may be paid annually

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  until the death of any Contract Owner(s) if the oldest Contract Owner(s) is age [60-70] or older. The Benefit Payments and Lifetime Benefit Payments may continue even if the Contract Value is reduced to zero; and/or



- GUARANTEED MINIMUM DEATH BENEFIT a Death Benefit equal to the greater of the Benefit Amount or the Contract Value if the Contract Value is greater than zero. The Death Benefit is payable at the first death of a Contract Owner or Annuitant. DEPLETING THE BENEFIT AMOUNT BY TAKING WITHDRAWAL BENEFITS OR SURRENDERS WILL REDUCE OR ELIMINATE THE GUARANTEED MINIMUM DEATH BENEFIT.



ELECTING UNIFIED BENEFIT DESIGN



You may elect the Unified Benefit Design only at the time of purchase and once you do so, your choice is irrevocable. The benefits comprising the Unified Benefit Design may not be purchased separately.



The Unified Benefit Design is only available if the oldest Contract Owner or Annuitant is age [75] or younger at Contract issue.



If you elect the Unified Benefit Design, you may not elect Guaranteed Benefit Rider I or Guaranteed Benefit Rider II and the Unified Benefit Design Guaranteed Minimum Death Benefit will replace the Premium Security death benefit as the standard death benefit.



DETERMINING YOUR BENEFIT AMOUNT



The initial Benefit Amount equals your initial Premium Payment. The Benefit Amount will be adjusted in the future through your actions as well as ours. The Benefit Amount will be increased as a result of any subsequent Premium Payments and automatic Benefit Amount increases. The Benefit Amount will be decreased as a result of any Surrenders and potentially, any changes in ownership.



- Automatic Benefit Amount increases. We may increase the Benefit Amount on each Contract Anniversary (referred to as "automatic Benefit Amount increases"), depending on the investment performance of your Contract. To compute this sum, we will divide your Contract Value on the then current Contract Anniversary by the Maximum Contract Value, less 1. In no event will this ratio be less than [0%-10%] or greater than [0%-20%]. Automatic Benefit Amount increases will continue until the Contract Anniversary immediately following the oldest Owner's or Annuitant's 75th birthday.



- Subsequent Premium Payments. When subsequent Premium Payments are received, the Benefit Amount will be increased by the dollar amount of the subsequent Premium Payment.



- Surrenders. When a Surrender is made, the Benefit Amount will be equal to the amount determined in either (A), (B) or (C) as follows:



  A. If total Surrenders since the most recent Contract Anniversary are equal to or less than the Benefit Payment, the Benefit Amount becomes the Benefit Amount immediately prior to the Surrender, less the amount of Surrender.



  B. If total Surrenders since the most recent Contract Anniversary exceed the Benefit Payment as a result of enrollment in our Automatic Income Program to satisfy Required Minimum Distributions, the Benefit Amount becomes the Benefit Amount immediately prior to the Surrender, less the amount of Surrender.



  C. If total Surrenders since the most recent Contract Anniversary exceed the Benefit Payment and the Required Minimum Distribution exception in
      (B) does not apply, the Benefit Amount is re-calculated to the greater of zero or the lesser of (i) or (ii) as follows:



      (i)  the Contract Value immediately following the Surrender; or



      (ii) the Benefit Amount immediately prior to the Surrender, less the amount of Surrender



- Benefit Amount caps. Your Benefit Amount can not be less than $0 or more than $5 million. Any sums in excess of this ceiling will not be included for any benefits under the Unified Benefit Design.



If your automatic Benefit Amount increases have been suspended as a result of you declining an automatic Benefit Amount increase, you will have the option to elect the automatic Benefit Amount increase again 30 days prior to each following Contract Anniversary at the then current charge. If you decide to elect the automatic Benefit Amount increase, we will thereafter resume automatic Benefit Amount increases.



Since the Benefit Amount is a central source for both benefits under the Unified Benefit Design, taking withdrawals will ultimately lessen or eliminate the Guaranteed Minimum Death Benefit.



[Please refer to the Examples included in Appendix VI for a more complete description of these effects.]



WITHDRAWAL BENEFIT



The following section describes both BENEFIT PAYMENTS AND LIFETIME BENEFIT PAYMENTS which together comprise the Withdrawal Benefit.



Benefit Payments



Under this option, Surrenders may be taken as a Benefit Payment that is initially set equal to 5% annually of the initial Benefit Amount. The Benefit Payment is the amount guaranteed for withdrawal each Contract Year until the Benefit Amount is reduced to zero (even if the Contract Value is first reduced to zero). We support this guaranteed payment through our General Account which is subject to our claims paying ability and other liabilities as a company.



The Benefit Payment can be divided up and taken on any payment schedule that you request. You can continue to take Benefit Payments until the Benefit Amount has been depleted.



Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value. Each Benefit Payment reduces the amount you may Surrender under your Annual

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Withdrawal Amount. Surrenders include any applicable Contingent Deferred Sales Charge.



Whenever a Surrender is taken during any Contract Year, the Benefit Payment will be adjusted to equal the amount in either (A), (B) or (C) as follows:



  A. If total Surrenders since the most recent Contract Anniversary are equal to or less than the Benefit Payment, the Benefit Payment until the next Contract Anniversary is equal to the lesser of the Benefit Payment immediately prior to the Surrender or the Benefit Amount immediately after the Surrender.



  B. If total Surrenders since the most recent Contract Anniversary exceed the Benefit Payment as a result of enrollment in our Automatic Income Program to satisfy Required Minimum Distributions, the provisions of (A) will apply.



  C. If total Surrenders since the most recent Contract Anniversary are more than the Benefit Payment and the Required Minimum Distribution exception in (B) does not apply, the Benefit Payment will be re-calculated to equal the Benefit Amount immediately following the Surrender times 5%.



If you choose an amount less than the Benefit Payment in any Contract Year, the remaining annual Benefit Payment cannot be carried forward to the next Contract Year. You may elect to take Benefit Payments at any time provided that the Benefit Amount is greater than zero.



If you make a subsequent Premium Payment, the Benefit Payment will be re-calculated to equal 5% of the Benefit Amount immediately after the subsequent Premium Payment is made.



If there is an increase in the Benefit Amount due to an automatic Benefit Amount increase on any Contract Anniversary, we will automatically re-calculate the Benefit Payment to the greater of the Benefit Payment immediately prior to the increase or the Benefit Amount immediately after the increase times 5%.



If Surrenders are less than or equal to the Benefit Payment but results in the Contract Value remaining after such Surrender to be less than our minimum amount rules then in effect, we will not terminate the Contract under our minimum amount rules if the Benefit Amount is greater than zero. However, if the Benefit Amount is zero and the Contract Value remaining after any Surrender is also less than our minimum amount rules then in effect, we may terminate the Contract and pay you the Surrender Value.



Lifetime Benefit Payments



Under this option, Surrenders may be taken as a Lifetime Benefit Payments that are initially equal to 5% annually of the Benefit Amount on the Contract Anniversary immediately following the oldest Owner's [60th-70th] birthday or 5% of the initial Benefit Amount if the oldest Owner is [60-70] or older at the rider's effective date. The Lifetime Benefit Payment is the amount guaranteed to be available for withdrawal each Contract Year until the first death of any Contract Owner (even if the Contract Value is reduced to zero). We support this payment through our General Account which is subject to our claims paying ability and other liabilities as a company.



The Benefit Payment can be divided up and taken on any payment schedule that you request. You can continue to take Benefit Payments until the Benefit Amount has been depleted.



Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value. Each Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders include any applicable Contingent Deferred Sales Charge.



Whenever a Surrender is taken after the Contract Anniversary immediately following the oldest Contract Owner's [60th-70th] Birthday, the Lifetime Benefit Payment will be equal to the amount determined in either (A), (B) or (C) as follows:



  A. If total Surrenders since the most recent Contract Anniversary are equal to or less than the Lifetime Benefit Payment, the Lifetime Benefit Payment is equal to the Lifetime Benefit Payment immediately prior to the Surrender.



  B. If total Surrenders since the most recent Contract Anniversary exceed the Lifetime Benefit Payment as a result of enrollment in our Automatic Income Program to satisfy Required Minimum Distributions, the provisions of
      (A) will apply.



  C. If total Surrenders since the most recent Contract Anniversary are more than the Lifetime Benefit Payment and the Required Minimum Distribution exception in (B) does not apply, the Lifetime Benefit Payments will be re-calculated to equal the Benefit Amount immediately following the partial Surrender times 5%.



If you choose an amount less than the Lifetime Benefit Payment in any Contract Year, the remaining annual Lifetime Benefit Payment cannot be carried forward to the next Contract Year.



Lifetime Benefit Payments will be available until the first death of any Contract Owner. If the Contract Value is reduced to zero, Lifetime Benefit Payments will automatically continue under the Unified Benefit Design Fixed Lifetime and Period Certain Payout.



If you make a subsequent Premium Payment after the Contract Anniversary immediately following the oldest Contract Owner's [60th-70th] birthday, the Lifetime Benefit Payment will be re-calculated to equal 5% of the Benefit Amount after the subsequent Premium Payment is made.



If Surrenders are not taken prior to the Contract Anniversary immediately following the oldest Owner's [60th-70th] birthday, the Lifetime Benefit Payment will equal the Benefit Payment. If Surrenders are taken prior to the Contract Anniversary immediately following the oldest Contract Owner's 65th birthday, the Lifetime Benefit Payment may be less than the Benefit Payment.

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If there is an increase in the Benefit Amount due to an automatic Benefit Amount increase on any Contract Anniversary after the oldest Contract Owner's [60th-70th] birthday, we will automatically re-calculate the Lifetime Benefit Payment to equal the greater of the Lifetime Benefit Payment immediately prior to the increase or the Benefit Amount immediately after the increase times 5%.



If a Surrender is less than or equal to the Lifetime Benefit Payment but results in the Contract Value remaining after such Surrender to be less than our minimum amount rules then in effect, we will not terminate the contract under our minimum amount rules. However, if the Contract Value remaining after any Surrender is less than our minimum amount rules then in effect and the Benefit Amount and your Lifetime Benefit Payments have been reduced to zero, we may terminate the contract and pay the Surrender Value.



[Please refer to the Examples included in Appendix VI for a more complete description of these effects.]



SURRENDERING YOUR CONTRACT UNDER THE UNIFIED BENEFIT DESIGN



You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value at the time you request this Surrender with any applicable charges deducted and not the Benefit Amount, Lifetime Benefit Payment or the Benefit Payment amount you would have received under Unified Benefit Design.



If you still have a Benefit Amount or Lifetime Benefit Payment Amount after you Surrender all of your Contract Value or your Contract Value is reduced to zero, we will issue a payout annuity. If the Contract Owner is a natural person we will treat the Contract Owners(s) as the Annuitant(s) for purposes of this annuity. If there is more than one Annuitant, the annuity will be on a first-to-die basis (joint and 0% survivor annuity). You may elect to have the Benefit Amount or Lifetime Benefit Payment paid to you under either the Unified Benefit Design Fixed Period Certain Payout or the Unified Benefit Design Fixed Lifetime and Period Certain Payout Option described in the Annuity Payout section. The election is irrevocable.



You may elect to defer the Annuity Commencement Date until you are eligible for the Unified Benefit Design Fixed Lifetime and Period Certain Payout, described below.



GUARANTEED MINIMUM DEATH BENEFIT PROVISION



The Unified Benefit Design includes a Guaranteed Minimum Death Benefit ("GMDB") that replaces the standard Premium Security Death Benefit described in this Prospectus. This Death Benefit guarantees that we will pay to the Beneficiary the greater of the Benefit Amount or the Contract Value (as long as the Contract Value is greater than zero) as of the date due proof of death is received by us.



OWNERSHIP CHANGE



We reserve the right to approve all ownership changes. Certain approved changes in ownership may cause a re-calculation of the benefits subject to applicable state law. Generally, we will not re-calculate the benefits under the Unified Benefit Design so long as the change in ownership does not affect the life on which the Lifetime Benefit Payment is based and does not result in a change in the tax identification number under the Contract.



Any ownership change made prior to the first anniversary of the rider effective date will have no impact on the Unified Benefit Design Rider or the benefits thereunder as long as the new Contract Owner(s) and Annuitant are less than age 76 at the time of the change.



An ownership change after the first Contract Anniversary that causes a re-calculation in the benefits as long as the oldest Contract Owner(s) or Annuitant after the change are less than age 76 at the time of the change will automatically result in either (A) or (B):



  (A) If the Unified Benefit Design rider is not currently available for sale, we will continue the existing Unified Benefit Design for the GMDB only and the Withdrawal Benefit will terminate. The Unified Benefit Design charge will discontinue.



  (B) If the Unified Benefit Design rider is currently available for sale, we will continue the existing rider with respect to all benefits at your current charge. The Benefit Amount will be re-calculated to the lesser of the Contract Value or the Benefit Amount on the date of the change. The Benefit Payment and Lifetime Benefit Payment will be re-calculated on the date of the change.



If the oldest Contract Owner(s) or Annuitant is age 76 or greater at the time of an ownership change, the Unified Benefit Design rider will continue with respect to the Guaranteed Minimum Death Benefit only and the Withdrawal Benefit will terminate. The Guaranteed Minimum Death Benefit will be modified to equal Contract Value only. The Unified Benefit Design charge will discontinue.



SPOUSAL CONTINUATION



If the Contract Owner dies and the Beneficiary is the deceased Contract Owner's spouse at the time of death, the spouse may continue the Contract and we will adjust the Contract Value to the amount we would have paid as a Death Benefit payment (the greater of the Contract Value and the Benefit Amount).



If the spouse elects to continue the Contract and is less than age 76 at the time of the continuation, then either (A) or (B) will automatically apply:



  (A) If the Unified Benefit Design is not currently available for sale, we will continue the existing Unified Benefit Design for the GMDB only and the Withdrawal Benefit will terminate. The Unified Benefit Design charge will discontinue.



  (B) If the Unified Benefit Design is currently available for sale, we will continue the existing rider with respect to all benefits at the current charge. The Benefit Amount and Maximum Contract Value will be re-calculated to the Contract Value on the continuation date. The Benefit

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      Payments and Lifetime Benefit Payments will be re-calculated on the continuation date.



If the spouse elects to continue the Contract and is age 76 or greater at the time of the continuation, the Unified Benefit Design will continue with respect to the Guaranteed Minimum Death Benefit only and the Withdrawal Benefits will terminate. The Guaranteed Minimum Death Benefit will be modified to equal Contract Value only. The Unified Benefit Design charge will discontinue.



ANNUITY COMMENCEMENT DATE



If the annuity reaches the maximum Annuity Commencement Date, which is the later of the 10th Contract Anniversary or the date the Annuitant reaches age 90, the Contract must be annuitized unless we and the Contract Owner(s) agree to extend the Annuity Commencement Date. In this circumstance, the Contract may be annuitized under our standard annuitization rules or, alternatively, under the Unified Benefit Design rules applicable when the Contract Value equals zero.



OTHER INFORMATION



Unified Benefit Design may not be available in all states or through all broker-dealer firms.



For purposes of determining the Benefit Amount under the Unified Benefit Design, we reserve the right to treat one or more Contracts issued by us to you with the Unified Benefit Design in the same calendar year as one Contract. Accordingly, if we elect to aggregate Contracts, we will change the period over which we measure withdrawals against the Benefit Payment.



Unified Benefit Design may not be appropriate for all investors. Several factors, among others, should be considered:



- Inasmuch as these benefits are bundled and interdependent upon one another, there is a risk that you may ultimately pay for benefits that you may never get to use. For instance, if you deplete your Benefit Amount through Surrenders, whether voluntarily or as a result of Required Minimum Distributions, you will reduce your Death Benefit.



- Purchasing the Unified Benefit Design rider is a one time only event and cannot be undone later. If you elect the Unified Benefit Design you will not be able to elect other benefits such as Guaranteed Benefit Rider I and Guaranteed Benefit Rider II. A comparison table is provided below for ease of reference.



- Withdrawals are taxable as ordinary income to the extent of earnings and if made prior to age 59 1/2 may also be subject to a 10% federal income tax penalty. Such withdrawals may also have state income tax implications.



- Spouses who are not a Joint Owner may find continuation of this rider to be unavailable or unattractive after the death of the Contract Owner-spouse. Continuation of all of the options available in the Unified Benefit Design is dependent upon its availability at the time of death of the first Contract Owner-spouse and will be subject to then prevailing charges.



- Certain ownership changes may result in a reduction of benefits.



- We may not allow assignments under the Unified Benefit Design.



- Finally, we may increase the charge for this rider on or after the fifth Contract Anniversary or five years since your last increase notification.



For examples on how Unified Benefit Design is calculated, please see
Appendix VI.



F. SURRENDERS


WHAT KINDS OF SURRENDERS ARE AVAILABLE?


Full Surrenders before the Annuity Commencement Date -- When you Surrender your Contract before the Annuity Commencement Date, the Surrender Value of the Contract will be made in a lump sum payment. The Surrender Value is the Contract Value minus any applicable Premium Taxes, Contingent Deferred Sales Charges, a pro-rated portion of the Unified Benefit Design Charge, if applicable and the Annual Maintenance Fee. The Surrender Value may be more or less than the amount of the Premium Payments made to a Contract.


Partial Surrenders before the Annuity Commencement Date -- You may request a partial Surrender of Contract Values at any time before the Annuity Commencement Date. We will deduct any applicable Contingent Deferred Sales Charge. You can ask us to deduct the Contingent Deferred Sales Charge from the amount you are Surrendering or from your remaining Contract Value. If we deduct the Contingent Deferred Sales Charge from your remaining Contract Value, that amount will also be subject to Contingent Deferred Sales Charge.

There are two restrictions on partial Surrenders before the Annuity Commencement
Date:

- The partial Surrender amount must be at least equal to $100, our current minimum for partial Surrenders, and

- After a Surrender, your Contract Value must be equal to or greater than our then current minimum Contract Value that we establish according to our current policies and procedures. We may change the minimum Contract Value in our sole discretion, with notice to you. Our current minimum Contract Value is $500 after the Surrender. The minimum Contract Value in New York must be $1,000 after the Surrender. We will close your Contract and pay the full Surrender Value if the Contract Value is under the minimum after a Surrender.

Full Surrenders after the Annuity Commencement Date -- You may Surrender your Contract on or after the Annuity Commencement Date only if you selected the Payment for a Period Certain Annuity Payout Option. Under this option, we pay you the Commuted Value of your Contract minus any applicable Contingent Deferred Sales Charges. The Commuted Value is determined on the day we receive your written request for Surrender.

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Partial Surrenders after the Annuity Commencement Date -- Partial Surrenders are permitted after the Annuity Commencement Date if you select the Life Annuity With Payments for a Period Certain, Joint and Last Survivor Life Annuity With Payments for a Period Certain or the Payment for a Period Certain Annuity Payout Options. You may take partial Surrenders of amounts equal to the Commuted Value of the payments that we would have made during the "Period Certain" for the number of years you select under the Annuity Payout Option that we guarantee to make Annuity Payouts.

To qualify for partial Surrenders under these Annuity Payout Options you must make the Surrender request during the Period Certain.


We will deduct any applicable Contingent Deferred Sales Charges.


If you elect to take the entire Commuted Value of the Annuity Payouts we would have made during the Period Certain, Nutmeg will not make any Annuity Payouts during the remaining Period Certain. If you elect to take only some of the Commuted Value of the Annuity Payouts we would have made during the Period Certain, Nutmeg will reduce the remaining Annuity Payouts during the remaining Period Certain. Annuity Payouts that are to be made after the Period Certain is over will not change.


These options may not be available if the contract is issued to qualify under Code Sections 401, 403, 408, or 457. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by us.


Please check with your qualified tax adviser because there could be adverse tax consequences for partial Surrenders after the Annuity Commencement Date.

HOW DO I REQUEST A SURRENDER?

Requests for full Surrenders must be in writing. Requests for partial Surrenders can be made in writing or by telephone. We will send your money within seven days of receiving complete instructions. However, we may postpone payment of Surrenders whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC permits and orders postponement or (d) the SEC determines that an emergency exists to restrict valuation.

Written Requests -- To request a full or partial Surrender, complete a Surrender Form or send us a letter, signed by you, stating:

- the dollar amount that you want to receive, either before or after we withhold taxes and deduct for any applicable charges,

- your tax withholding amount or percentage, if any, and

- your mailing address.

If there are joint Contract Owners, both must authorize all Surrenders. For a partial Surrender, specify the Accounts that you want your Surrender to come from, otherwise, the Surrender will be taken in proportion to the value in each Account.


Telephone Requests -- To request a partial Surrender by telephone, we must have received your completed Telephone Redemption Program Enrollment Form. If there are joint Contract Owners, both must sign this form. By signing the form, you authorize us to accept telephone instructions for partial Surrenders from either Contract Owner. Telephone authorization will remain in effect until we receive a written cancellation notice from you or your joint Contract Owner, we discontinue the program, or you are no longer the owner of the Contract. There are some restrictions on telephone Surrenders, please call us with any questions.


We may record telephone calls and use other procedures to verify information and confirm that instructions are genuine. We will not be liable for losses or expenses arising from telephone instructions reasonably believed to be genuine. WE MAY MODIFY THE REQUIREMENTS FOR TELEPHONE REDEMPTIONS AT ANY TIME.

Telephone Surrender instructions received before the close of the New York Stock Exchange will be processed on that Valuation Day. Otherwise, your request will be processed on the next Valuation Day.

Completing a Power of Attorney form for another person to act on your behalf may prevent you from making Surrenders via telephone.

WHAT SHOULD BE CONSIDERED ABOUT TAXES?

There are certain tax consequences associated with Surrenders:

Prior to age 59 1/2 -- If you make a Surrender prior to age 59 1/2, there may be adverse tax consequences including a 10% federal income tax penalty on the taxable portion of the Surrender payment. Surrendering before age 59 1/2 may also affect the continuing tax-qualified status of some Contracts.

WE DO NOT MONITOR SURRENDER REQUESTS. TO DETERMINE WHETHER A SURRENDER IS PERMISSIBLE, WITH OR WITHOUT FEDERAL INCOME TAX PENALTY, PLEASE CONSULT YOUR PERSONAL TAX ADVISER.

More than one Contract issued in the same calendar year -- If you own more than one contract issued by us or our affiliates in the same calendar year, then these contracts may be treated as one contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. Please consult your tax adviser for additional information.

Internal Revenue Code section 403(b) annuities -- As of December 31, 1988, all section 403(b) annuities have limits on full and partial Surrenders. Contributions to your Contract made after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed unless you are:
(a) age 59 1/2, (b) no longer employed, (c) deceased, (d) disabled, or
(e) experiencing a financial hardship (cash value increases may not be distributed for hardships prior to age 59 1/2). Distributions prior to age
59 1/2 due to financial hardship; unemployment or retirement may still be subject to a penalty tax of 10%.

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We encourage you to consult with your qualified tax adviser before making any Surrenders. Please see the "Federal Tax Considerations" section for more information.


G. ANNUITY PAYOUTS


This section describes what happens when we begin to make regular Annuity Payouts from your Contract. You, as the Contract Owner, should answer five questions:

- When do you want Annuity Payouts to begin?

- Which Annuity Payout Option do you want to use?

- How often do you want the Payee to receive Annuity Payouts?

- What is the Assumed Investment Return?

- Do you want Annuity Payouts to be fixed dollar amount or variable dollar amount?

Please check with your financial adviser to select the Annuity Payout Option that best meets your income needs.

WHEN DO YOU WANT ANNUITY PAYOUTS TO BEGIN?

You select an Annuity Commencement Date when you purchase your Contract or at any time before you begin receiving Annuity Payouts. You may change the Annuity Commencement Date by notifying us within thirty days prior to the date. You may choose to begin receiving a variable dollar amount Annuity Payout at any time. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years. The Annuity Commencement Date cannot be deferred beyond the Annuitant's 90th birthday or the end of the 10th Contract Year, whichever is later, unless you elect a later date to begin receiving payments subject to the laws and regulations then in effect and our approval. If this Contract is issued to the trustee of a Charitable Remainder Trust, the Annuity Commencement Date may be deferred to the Annuitant's 100th birthday.

The Annuity Calculation Date is when the amount of your Annuity Payout is determined. This occurs within five Valuation Days before your selected Annuity Commencement Date.

All Annuity Payouts, regardless of frequency, will occur on the same day of the month as the Annuity Commencement Date. After the initial payout, if an Annuity Payout date falls on a Non-Valuation Day, the Annuity Payout is computed on the prior Valuation Day. If the Annuity Payout date does not occur in a given month due to a leap year or months with only 28 days (i.e. the 31st), the Annuity Payout will be computed on the last Valuation Day of the month.

WHICH ANNUITY PAYOUT OPTION DO YOU WANT TO USE?

Your Contract contains the Annuity Payout Options described below. The Annuity Proceeds Settlement Option is an option that can be elected by the Beneficiary and is described in the "Death Benefit" section. We may at times offer other Annuity Payout Options. Once we begin to make Annuity Payouts, the Annuity Payout Option cannot be changed.

Life Annuity

We make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we stop making Annuity Payouts. A Payee would receive only one Annuity Payout if the Annuitant dies after the first payout, two Annuity Payouts if the Annuitant dies after the second payout, and so forth.

Life Annuity With Payments for a Period Certain

We will make Annuity Payouts as long as the Annuitant is living, but we at least guarantee to make Annuity Payouts for a time period you select, between 5 years and 100 years minus the Annuitant's age. If the Annuitant dies before the guaranteed number of years have passed, then the Beneficiary may elect to continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum.

Life Annuity with a Cash Refund

We will make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, if the Annuity Payouts already made are less than the Contract Value on the Annuity Commencement Date minus any Premium Tax, the remaining value will be paid to the Beneficiary. The remaining value is equal to the Contract Value minus any Premium Tax minus all Annuity Payouts already made. This option is only available for fixed dollar amount Annuity Payouts.

Joint and Last Survivor Life Annuity

We will make Annuity Payouts as long as the Annuitant and Joint Annuitant are living. When one Annuitant dies, we continue to make Annuity Payouts until that second Annuitant dies. When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:

- Remain the same at 100%, or

- Decrease to 66.67%, or

- Decrease to 50%.

For variable Annuity Payouts, these percentages represent Annuity Units; for fixed Annuity Payouts, they represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.

Joint and Last Survivor Life Annuity With Payments For a Period Certain

We will make Annuity Payouts as long as either the Annuitant or Joint Annuitant are living, but we at least guarantee to make Annuity Payouts for a time period you select, between 5 years and 100 years minus your younger Annuitant's age. If the Annuitant and the Joint Annuitant both die before the guaranteed number of years have passed, then the Beneficiary may continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum.

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When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:

- Remain the same at 100%, or

- Decrease to 66.67%, or

- Decrease to 50%.

For variable dollar amount Annuity Payouts, these percentages represent Annuity Units. For fixed dollar amount Annuity Payouts, these percentages represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.

Payments for a Period Certain

We agree to make payments for a specified time. The minimum period that you can select is 10 years during the first two Contract Years and 5 years after the second Contract Anniversary. The maximum period that you can select is 100 years minus your Annuitant's age. If, at the death of the Annuitant, Annuity Payouts have been made for less than the time period selected, then the Beneficiary may elect to continue the remaining Annuity Payouts or receive the Commuted Value in one sum. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years.

Guarantee Benefit Rider I Payout Option

If you elect Guarantee Benefit Rider I and later decide to annuitize your Contract, you may choose another Annuity Payout Option in addition to those Annuity Payout Options offered in the Contract. Under this Fixed Annuity Payout Option, called Guarantee Benefit Rider I Payout Option, Nutmeg will pay a fixed dollar amount for a specific number of years ("Payout Period"). If you, the joint Contract Owner or the Annuitant should die before the Payout Period is complete the remaining payments will be made to the Beneficiary. The Payout Period is determined on the Annuity Calculation Date and it will equal the current Benefit Amount divided by the Benefit Payment. The total amount of the Annuity Payouts under this option will be equal to the Benefit Amount.

Guaranteed Benefit Rider II Payout Option

If you elect Guaranteed Benefit Rider II and later decide to annuitize your Contract, you may choose another Annuity Payout Option in addition to those Annuity Payout Options offered in the Contract. Under this Fixed Annuity Payout Option, called Guaranteed Benefit Rider II Payout Option, Nutmeg wil pay a fixed dollar amount for a specific number of years ("Payout Period"). If you, the joint Contract Owner or the Annuitant should die before the Payout Period is complete the remaining payments will be made to the Beneficiary. The Payout Period is determined on the Annuity Calculation Date and it will equal the current Benefit Amount divided by the Benefit Payment. The total amount of the Annuity Payouts under this option will be equal to the Benefit Amount.


Unified Benefit Design Fixed Period Certain Payout Option



If your Contract Value goes to zero, you are entitled to receive payments in a fixed dollar amount for a stated number of years. The actual number of years that payments will be made is determined on the by dividing the Benefit Amount by the Benefit Payment.



The total amount payable under this option will equal the Benefit Amount. This annualized amount will be paid over the determined number of years in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequently than annually. The amount payable in the final year of payments may be less than the prior year's annual amount payable so that the total amount of the payouts will be equal to the Benefit Amount. If, at the death of the any Annuitant, payments have been made for less than the stated number of years, the remaining scheduled payments will be made to the Beneficiary as scheduled payments.



Unified Benefit Design Fixed Lifetime and Period Certain Payout Option



If your Contract Value goes to zero and the Contract Owner(s) are alive and age [60-70] or older, you are entitled to receive payments in a fixed dollar amount until the later of the death of any Annuitant or a minimum number of years. The minimum number of years that payments will be made is determined on the calculation date by dividing the Benefit Amount by the Lifetime Benefit Payment. The total minimum amount payable under this option will equal the Benefit Amount. This Lifetime Benefit Payment amount will be paid over the greater of the minimum number of years, or until the death of any Annuitant, in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of any Annuitant, payments have been made for less than the minimum number of years, the remaining scheduled payments will be made to the Beneficiary as scheduled payments.


- YOU CANNOT SURRENDER YOUR CONTRACT ONCE ANNUITY PAYOUTS BEGIN, UNLESS YOU HAVE SELECTED LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN, JOINT AND LAST SURVIVOR LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN, OR PAYMENTS FOR A PERIOD CERTAIN ANNUITY PAYOUT OPTION. A CONTINGENT DEFERRED SALES CHARGE MAY BE DEDUCTED.

- For qualified Contracts, if you elect an Annuity Payout Option with a Period Certain, the guaranteed number of years must be less than the life expectancy of the Annuitant at the time the Annuity Payouts begin. We compute life expectancy using the IRS mortality tables.

- Automatic Annuity Payouts -- If you do not elect an Annuity Payout Option, monthly Annuity Payouts will automatically begin on the Annuity Commencement Date under the Life Annuity with Payments for a Period Certain Annuity Payout Option with a ten-year period certain. Automatic Annuity Payouts will be fixed dollar amount Annuity Payouts, variable

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  dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Account in effect on the Annuity Commencement Date. Automatic variable Annuity Payouts will be based on an Assumed Investment Return equal to 5%.

HOW OFTEN DO YOU WANT THE PAYEE TO RECEIVE ANNUITY PAYOUTS?

In addition to selecting an Annuity Commencement Date and an Annuity Payout Option, you must also decide how often you want the Payee to receive Annuity Payouts. You may choose to receive Annuity Payouts:

- monthly,

- quarterly,

- semi-annually, or

- annually.

Once you select a frequency, it cannot be changed. If you do not make a selection, the Payee will receive monthly Annuity Payouts. You must select a frequency that results in an Annuity Payout of at least $50. If the amount falls below $50, we have the right to change the frequency to bring the Annuity Payout up to at least $50. For Contracts issued in New York, the minimum monthly Annuity Payout is $20.

WHAT IS THE ASSUMED INVESTMENT RETURN?

The Assumed Investment Return ("AIR") is the investment return you select before we start to make Annuity Payouts. It is a critical assumption for calculating variable dollar amount Annuity Payouts. The first Annuity Payout will be based upon the AIR. The remaining Annuity Payouts will fluctuate based on the performance of the underlying Funds.


Subject to the approval of your State, you can select one of three AIRs described in the Highlights section. The greater the AIR, the greater the initial Annuity Payout. But a higher AIR may result in a smaller potential growth in future Annuity Payouts when the Sub-Accounts earn more than the AIR. On the other hand, a lower AIR results in a lower initial Annuity Payout, but future Annuity Payouts have the potential to be greater when the Sub-Accounts earn more than the AIR.


For example, if the Sub-Accounts earned exactly the same as the AIR, then the second monthly Annuity Payout is the same as the first. If the Sub-Accounts earned more than the AIR, then the second monthly Annuity Payout is higher than the first. If the Sub-Accounts earned less than the AIR, then the second monthly Annuity Payout is lower than the first.

Level variable dollar amount Annuity Payouts would be produced if the investment returns remained constant and equal to the AIR. In fact, Annuity Payouts will vary up or down as the investment rate varies up or down from the AIR. The degree of variation depends on the AIR you select.

DO YOU WANT ANNUITY PAYOUTS TO BE FIXED DOLLAR AMOUNT OR VARIABLE DOLLAR AMOUNT?

You may choose an Annuity Payout Option with fixed dollar amounts or variable dollar amounts, depending on your income needs. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years.

Fixed Dollar Amount Annuity Payouts -- Once a fixed dollar amount Annuity Payout begins, you cannot change your selection to receive variable dollar amount Annuity Payouts. You will receive equal fixed dollar amount Annuity Payouts throughout the Annuity Payout period. Fixed dollar amount Annuity Payout amounts are determined by multiplying the Contract Value, minus any applicable Premium Taxes, by an annuity rate set by us.

You may not choose a fixed dollar amount Annuity Payout if you purchase your Contract in Oregon or Pennsylvania.

Variable Dollar Amount Annuity Payouts -- Once a variable dollar amount Annuity Payout begins, you cannot change your selection to receive a fixed dollar amount Annuity Payout. A variable dollar amount Annuity Payout is based on the investment performance of the Sub-Accounts. The variable dollar amount Annuity Payouts may fluctuate with the performance of the underlying Funds. To begin making variable dollar amount Annuity Payouts, we convert the first Annuity Payout amount to a set number of Annuity Units and then price those units to determine the Annuity Payout amount. The number of Annuity Units that determines the Annuity Payout amount remains fixed unless you transfer units between Sub-Accounts.

The dollar amount of the first variable Annuity Payout depends on:

- the Annuity Payout Option chosen,

- the Annuitant's attained age and gender (if applicable),

- the applicable annuity purchase rates based on the 1983a Individual Annuity Mortality table adjusted for projections based on accepted actuarial principles, and

- the Assumed Investment Return.

The total amount of the first variable dollar amount Annuity Payout is determined by dividing the Contract Value minus any applicable Premium Taxes, by $1,000 and multiplying the result by the payment factor defined in the Contract for the selected Annuity Payout Option.

The dollar amount of each subsequent variable dollar amount Annuity Payout is equal to the total of Annuity Units for each Sub-Account multiplied by the Annuity Unit Value of each Sub-Account.


The Annuity Unit Value of each Sub-Account for any Valuation Period is equal to the Accumulation Unit Value Net Investment Factor for the current Valuation Period multiplied by the Annuity Unit Factor, multiplied by the Annuity Unit Value for the preceding Valuation Period. The Annuity Unit Factor offsets the AIR used to calculate your first variable dollar amount Annuity Payout.


Combination Annuity Payout -- You may choose to receive a combination of fixed dollar amount and variable dollar amount Annuity Payouts as long as they total 100% of your Annuity Payout. For example, you may choose to use 40% fixed dollar

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amount and 60% variable dollar amount to meet your income needs.


Transfer of Annuity Units -- After the Annuity Calculation Date, you may transfer dollar amounts of Annuity Units from one Sub-Account to another. On the day you make a transfer, the dollar amounts are equal for both Sub-Accounts and the number of Annuity Units will be different. We will transfer the dollar amount of your Annuity Units the day we receive your written request if received before the close of the New York Stock Exchange. Otherwise, the transfer will be made on the next Valuation Day. All Sub-Account transfers must comply with our Sub-Account transfer restriction policies. For more information on Sub-Account transfer restrictions please see the sub-section entitled "Can I transfer from one Sub-Account to another?" under the section 5.



KEY DIFFERENCES BETWEEN GUARANTEED BENEFIT RIDER I, GUARANTEED BENEFIT RIDER II AND UNIFIED BENEFIT DESIGN


      FEATURES                GUARANTEED BENEFIT RIDER I             GUARANTEED BENEFIT RIDER II
-----------------------------------------------------------------------------------------------------
Charge                   0.50% of Sub-Account Value              0.20% of Sub-Account Value
-------------------------------------------------------------    ------------------------------------
Benefit Payment          7% of Benefit Amount                    5% of Benefit Amount
-------------------------------------------------------------    ------------------------------------
Revocability             - Irrevocable                           - Revocable anytime after the 5th
                                                                 Contract Year or the 5th Anniversary
                                                                 of the date you added Guaranteed
                                                                 Benefit Rider II to your Contract
                                                                 - Charge will terminate if
                         - Charge continues to be deducted         Guaranteed Benefit Rider II is
                           until we begin to make annuity          cancelled
                           payouts
-------------------------------------------------------------    ------------------------------------
Step Up                  - After the 5th Contract Year, every    - Not Available
                           five years thereafter, optional
-------------------------------------------------------------    ------------------------------------
Lifetime Benefit         - Not Available                         - Not Available
Payments
-------------------------------------------------------------    ------------------------------------
Death Benefit            - Premium Security or APB Death         - Premium Security or APB Death
                           Benefit                                 Benefit
-------------------------------------------------------------    ------------------------------------
Maximum Issue Age        - Non-Qualified & Roth IRA -- same      - Non-Qualified & Roth IRA -- same
                           as maximum Contract issue age*          as maximum Contract issue age*
                         - IRA/Qualified -- Age 80.              - IRA/Qualified -- Age 70.
-------------------------------------------------------------    ------------------------------------
Investment               - None                                  - You are not permitted to transfer
Restrictions                                                       more than 10% of your Contract
                                                                 Value as of your last Contract
                                                                 Anniversary between certain
                                                                 investment options. This restriction
                                                                 is not currently enforced
-------------------------------------------------------------    ------------------------------------
Spousal Continuation     - Available                             - Available
-------------------------------------------------------------    ------------------------------------

      FEATURES                UNIFIED BENEFIT DESIGN
---------------------
Charge                 [0.10%-0.90%] of the Benefit Amount
---------------------  ------------------------------------
Benefit Payment        5% of Benefit Amount
---------------------  ------------------------------------
Revocability           - Irrevocable
                       - Charge continues to be deducted
                         until we begin to make annuity
                         payouts
---------------------  ------------------------------------
Step Up                - Annual, automatically calculated,
                         unless opted out
---------------------  ------------------------------------
Lifetime Benefit       - Available
Payments
---------------------  ------------------------------------
Death Benefit          - Unified Benefit Design Guaranteed
                         Minimum Death Benefit
---------------------  ------------------------------------
Maximum Issue Age      - Age 75
---------------------  ------------------------------------
Investment             - None
Restrictions
---------------------  ------------------------------------
Spousal Continuation   - Available
---------------------  ------------------------------------



* For more information on the maximum Contract issue age please see the Section "How do I purchase the Contract."



H. OTHER PROGRAMS AVAILABLE


We may discontinue, modify or amend any of these Programs or any other programs we establish. Any change other than termination of a Program or closure of an underlying fund, will not affect Contract Owners currently enrolled in the Program. There is no additional charge for these Programs.


Dollar Cost Averaging Plus ("DCA Plus") Programs -- You may enroll in one or more special pre-authorized transfer programs known as our DCA Plus Programs (the "Programs"). Under these Programs, Contract Owners who enroll may allocate a minimum of $5,000 of their Premium Payment into a Program (we may allow a lower minimum Premium Payment for qualified plan transfers or rollovers, including IRAs) and pre-authorize transfers from our Fixed Accumulation Feature to any of the

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Sub-Accounts under either a 6-Month Transfer Program or 12-Month Transfer Program subject to Program rules. The 6-Month Transfer Program and the 12-Month Transfer Program will generally have different credited interest rates. Under the 6-Month Transfer Program, the interest rate can accrue up to 6 months and all Premium Payments and accrued interest must be transferred from the Program to the selected Sub-Accounts in 3 to 6 months. Under the 12-Month Transfer Program, the interest rate can accrue up to 12 months and all Premium Payments and accrued interest must be transferred to the selected Sub-Accounts in 7 to 12 months. This will be accomplished by monthly transfers for the period selected and with the final transfer of the entire amount remaining in the Program.



The pre-authorized transfers will begin within 15 days of receipt of the Program Payment provided we receive complete enrollment instructions. If we do not receive complete Program enrollment instructions within 15 days of receipt of the initial Program Payment, the Program will be voided and the entire balance in the Program will be transferred to the Accounts designated by you. If you do not designate an Account, we will return your Program Payment to you for further instruction. If your Program Payment is less than the required minimum amount, we will apply it to your Contract according to your instructions on record for a subsequent Premium Payment.



Under the DCA Plus Programs, the credited interest rate is not earned on the full amount of your Premium Payment for the entire length of the Program. This is because Program transfers to the Sub-Accounts decrease the amount of your Premium Payment remaining in the Program.



All Program Payments, including any subsequent Program Payment, must meet the Program minimum. Any subsequent Program Payments we receive during an active Program transfer period which are received during the same interest rate effective period will be credited to the current Program. Any subsequent Program Payments we receive during an active Program transfer period which are received during a different interest rate effective period will be used to start a new Program. That Program will be credited with the interest rate in effect on the date we start the new Program. Unless you send us different instructions, the new Program will be the same length of time as your current Program and will allocate the subsequent Program Payments to the same Sub-Accounts.



The DCA Plus Program may credit a higher interest rate but it does not ensure a profit or protect you against a loss in declining markets. Continuous or periodic investment programs neither insure a profit nor protect against a loss in declining markets. Because this program involves continuous investing regardless of fluctuating price levels, you should carefully consider your ability to continue investing through periods of fluctuating prices.



We may limit the total number of DCA Programs and DCA Plus Programs to 5 Programs open at any one time. We determine, in our sole discretion, the interest rates credited to the Program. These interest rates may vary depending on the Contract you purchased. Please consult your Registered Representative to determine the interest rate for your Program.



You may elect to terminate the transfers by calling or writing us of your intent to cancel enrollment in the Program. Upon cancellation, all the amounts remaining in the Program will be immediately transferred to the Sub-Accounts you selected for the Program.



We may discontinue, modify or amend the Programs or any other interest rate program we establish. Any change to a Program will not affect Contract Owners currently enrolled in the Program. However, if an underlying fund closes to new Premium Payments and subsequent Premium Payments, it may also be closed to all Dollar Cost Averaging programs including the DCA Plus Program. In the event of a fund closure, We will contact you to determine your instructions as to future Program allocations. If you make systematic transfers from the Fixed Accumulation Feature under a Dollar Cost Averaging Program or DCA Plus Program, you must wait 6 months after your last systematic transfer before moving Sub-Account Values back to the Fixed Accumulation Feature.



Other Dollar Cost Averaging Programs -- We currently offer two different types of Dollar Cost Averaging Programs in addition to the DCA Plus Program. If you enroll, you may select either the Fixed Amount DCA Program or the Earnings/Interest DCA Program. The Fixed Amount DCA Program allows you to regularly transfer an amount you select from the Fixed Accumulation Feature or any Sub-Account into a different Sub-Account. The Earnings/Interest DCA Program allows you to regularly transfer the interest from the Fixed Accumulation Feature or the earnings from one Sub-Account into a different Sub-Account. For either Program, you may select transfers on a monthly or quarterly basis, but you must at least make three transfers during the Program. The Fixed Amount DCA Program begins 15 days after the Contract Anniversary the month after you enroll in the Program. The Earnings/Interest DCA Program begins at the end of the length of the transfer period you selected plus two business days. That means if you select a monthly transfer, your Earnings/Interest DCA Program will begin one month plus two business days after your enrollment. Dollar Cost Averaging Programs do not guarantee a profit or protect against investment losses. If you make systematic transfers from the Fixed Accumulation Feature under a Dollar Cost Averaging Program or DCA Plus Program, you must wait 6 months after your last systematic transfer before moving Sub-Account Values back to the Fixed Accumulation Feature.


InvestEase Program -- InvestEase is an electronic transfer program that allows you to have money automatically transferred from your checking or savings account, and invested in your Contract. It is available for Premium Payments made after your initial Premium Payment. The minimum amount for each transfer is $50. You can elect to have transfers occur either monthly or quarterly, and they can be made into any Account available in your Contract.

Automatic Income Program -- The Automatic Income Program allows you to Surrender up to 10% of your total Premium Payments each Contract Year without a Contingent Deferred Sales Charge. You can Surrender from the Accounts you select systematically on a monthly, quarterly, semiannual, or annual

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basis. The minimum amount of each Surrender is $100. Amounts taken under this Program will count towards the Annual Withdrawal Amount, and if received prior to age 59 1/2, may have adverse tax consequences, including a 10% federal income tax penalty on the taxable portion of the Surrender payment.

Asset Allocation Program -- Asset Allocation is a program that allows you to choose an allocation for your Sub-Accounts to help you reach your investment goals. The Contract offers static model allocations with pre-selected Sub-Accounts and percentages that have been established for each type of investor ranging from conservative to aggressive. Over time, Sub-Account performance may cause your Contract's allocation percentages to change, but under the Asset Allocation Program, your Sub-Account allocations are rebalanced to the percentages in the current model you have chosen. You can transfer freely between allocation models up to twelve times per year. You can only participate in one model at a time.

Asset Rebalancing -- Asset Rebalancing is another type of asset allocation program in which you customize your Sub-Accounts to meet your investment needs. You select the Sub-Accounts and the percentages you want allocated to each Sub-Account. Based on the frequency you select, your model will automatically rebalance to the original percentages chosen. You can transfer freely between models up to twelve times per year. You can only participate in one model at a time.

Dollar Cost Averaging Programs -- We currently offer two different types of Dollar Cost Averaging Programs in addition to the DCA Plus Program. If you enroll, you may select either the Fixed Amount DCA Program or the Earnings/Interest DCA Program. The Fixed Amount DCA Program allows you to regularly transfer an amount you select from the Fixed Accumulation Feature or any Sub-Account into a different Sub-Account. The Earnings/ Interest DCA Program allows you to regularly transfer the interest from the Fixed Accumulation Feature or the earnings from one Sub-Account into a different Sub-Account. For either Program, you may select transfers on a monthly or quarterly basis, but you must at least make three transfers during the Program. The Fixed Amount DCA Program begins 15 days after the Contract Anniversary the month after you enroll in the Program. The Earnings/Interest DCA Program begins at the end of the length of the transfer period you selected plus two business days. That means if you select a monthly transfer, your Earnings/Interest DCA Program will begin one month plus two business days after your enrollment. Dollar Cost Averaging Programs do not guarantee a profit or protect against investment losses.

If you make systematic transfers from the Fixed Accumulation Feature under a Dollar Cost Averaging Program or DCA Plus Program, you must wait 6 months after your last systematic transfer before moving Sub-Account Values back to the Fixed Accumulation Feature.


Continuous or periodic investment programs neither insure a profit nor protect against a loss in declining markets. Because this program involves continuous investing regardless of fluctuating price levels, you should carefully consider your ability to continue investing through periods of fluctuating prices.



6. DEFINITIONS

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Except as provided elsewhere in this prospectus, the following capitalized terms shall have the meaning ascribed below:



ACCOUNT: Any of the Sub-Accounts or the Fixed Accumulation Feature.



ACCUMULATION UNITS: If you allocate your Premium Payment to any of the Sub-Accounts, we will convert those Payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of your Contract prior to Annuitization.



ACCUMULATION UNIT VALUE: The daily price of Accumulation Units on any Valuation Day.



ADMINISTRATIVE OFFICE OF THE COMPANY: Our location and overnight mailing address is: 200 Hopmeadow Street, Simsbury, Connecticut 06089. Our standard mailing address is: Investment Product Services, P.O. Box 5085, Hartford, Connecticut 06102-5085.



ANNIVERSARY VALUE: The value equal to the Contract Value as of a Contract Anniversary.



ANNUAL MAINTENANCE FEE: An annual $30 charge deducted on a Contract Anniversary or upon full Surrender if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Account in which you are invested.



ANNUAL WITHDRAWAL AMOUNT: This is the amount you can Surrender per Contract Year without paying a Contingent Deferred Sales Charge. This amount is non-cumulative, meaning that it cannot be carried over from one year to the next.



ANNUITANT: The person on whose life the Contract is based. The Annuitant may not be changed after your Contract is issued.



ANNUITY CALCULATION DATE: The date we calculate the first Annuity Payout.



ANNUITY PAYOUT: The money we pay out after the Annuity Commencement Date for the duration and frequency you select.



ANNUITY PAYOUT OPTION: Any of the options available for payout after the Annuity Commencement Date or death of the Contract Owner or Annuitant.



ANNUITY UNIT: The unit of measure we use to calculate the value of your Annuity Payouts under a variable dollar amount Annuity Payout Option.



ANNUITY UNIT VALUE: The daily price of Annuity Units on any Valuation Day.



BENEFICIARY: The person(s) entitled to receive a payout at death, if any, upon the death of the Contract Owner, joint Contract Owner or Annuitant.

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BENEFIT AMOUNT: The basis used to determine the maximum payout guaranteed under Guaranteed Benefit Rider I, Guaranteed Benefit Rider II and the Unified Benefit Design.



BENEFIT PAYMENT: The maximum guaranteed Payment that may be withdrawn each Contract Year under Guaranteed Benefit Rider I, Guaranteed Benefit Rider II or the Unified Benefit Design.



CHARITABLE REMAINDER TRUST: An irrevocable trust, where an individual donor makes a gift to the trust, and in return receives an income tax deduction. In addition, the individual donor has the right to receive a percentage of the trust earnings for a specified period of time.



CODE: The Internal Revenue Code of 1986, as amended.



COMMUTED VALUE: The present value of any remaining guaranteed Annuity Payouts. This amount is calculated using the Assumed Investment Return for variable dollar amount Annuity Payouts and a rate of return determined by us for fixed dollar amount Annuity Payouts.



CONTINGENT ANNUITANT: The person you may designate to become the Annuitant if the original Annuitant dies before the Annuity Commencement Date. You must name a Contingent Annuitant before the original Annuitants death.



CONTINGENT DEFERRED SALES CHARGE: The deferred sales charge that may apply when you make a full or partial Surrender.



CONTRACT: The individual Annuity Contract and any endorsements or riders. Group participants and some individuals may receive a certificate rather than a Contract.



CONTRACT ANNIVERSARY: The anniversary of the date we issued your Contract. If the Contract Anniversary falls on a Non-Valuation Day, then the Contract Anniversary will be the next Valuation Day.



CONTRACT OWNER OR YOU: The owner or holder of the Contract described in this prospectus including any Joint Owner(s). We do not capitalize "you" in the prospectus.



CONTRACT VALUE: The total value of the Accounts on any Valuation Day.



CONTRACT YEAR: Any 12 month period between Contract Anniversaries, beginning with the date the Contract was issued.



DEATH BENEFIT: The amount payable if the Contract Owner, joint Contract Owner or the Annuitant dies before the Annuity Commencement Date.



DOLLAR COST AVERAGING: A program that allows you to systematically make transfers between Accounts available in your Contract.



FIXED ACCUMULATION FEATURE: Part of our General Account, where you may allocate all or a portion of your Contract Value. In your Contract, the Fixed Accumulation Feature is called the Fixed Account.



GENERAL ACCOUNT: The General Account includes our company assets, including any money you have invested in the Fixed Accumulation Feature. The assets in the General Account are available to the creditors of Hartford.



GUARANTEED BENEFIT RIDER I: An option that can be added at an additional charge where, if elected upon purchase, you may take withdrawals that are guaranteed to equal your total Premium Payments as long as certain conditions are met. The guaranteed amount will be different if you elect this benefit after you purchase your Contract. The maximum withdrawal amount you may take under Guaranteed Benefit Rider I in any Contract Year is 7% of the guaranteed amount.



GUARANTEED BENEFIT RIDER II: An option that can be added at an additional charge where, if elected upon purchase, you may take withdrawals that are guaranteed to equal your total Premium Payments as long as certain conditions are met. The guaranteed amount will be different if you elect this benefit after you purchase your Contract. The maximum withdrawal amount you may take under Guaranteed Benefit Rider II in any Contract Year is 5% of the guaranteed amount.



JOINT ANNUITANT: The person on whose life Annuity Payouts are based if the Annuitant dies after Annuitization. You may name a Joint Annuitant only if your Annuity Payout Option provides for a survivor. The Joint Annuitant may not be changed.



LIFETIME BENEFIT PAYMENT: The maximum guaranteed amount that can be withdrawn each year until the first death of any natural Contract Owner (or Annuitant if a non-natural Owner), under the Unified Benefit Design. The Lifetime Benefit Payment is available at the Contract Anniversary on or after the oldest Contract Owner's [60th-70th] birthday.



MAXIMUM ANNIVERSARY VALUE: This is the highest Anniversary Value prior to the deceased's 81st birthday or the date of death, if earlier.



MAXIMUM CONTRACT VALUE: Under the Unified Benefit Design, the greatest of:
(i) the Contract Value on the rider issue date (which date will ordinarily be the Contract issuance date but may be a later date), plus Premium Payments received after such date or (ii) the Contract Value on each subsequent Contract Anniversary, excluding the current Contract Anniversary, plus Premium Payments received after such Contract Anniversary date.



NET INVESTMENT FACTOR: This is used to measure the investment performance of a Sub-Account from one Valuation Day to the next, and is also used to calculate your Annuity Payout amount.



1933 ACT: The Securities Act of 1933, as amended.



1940 ACT: The Investment Company Act of 1940, as amended.



NON-VALUATION DAY: Any day the New York Stock Exchange is not open for trading.



PAYEE: The person or party you designate to receive Annuity Payouts.



PREMIUM PAYMENT: Money sent to us to be invested in your Contract.



PREMIUM TAX: A tax charged by a state or municipality on Premium Payments.

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REQUIRED MINIMUM DISTRIBUTION: An amount that must be distributed from a tax-qualified retirement plan, account or arrangement each year to a participant or beneficiary after the participant reaches age 70 1/2 or dies, in order for the arrangement to maintain its federal tax qualification.



SPOUSE: A person related to a Contract Owner by marriage or civil union.



SUB-ACCOUNT VALUE: The value on or before the Annuity Calculation Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit Value for that Sub-Account.



SURRENDER: A complete or partial withdrawal from your Contract.



SURRENDER VALUE: The amount we pay you if you terminate your Contract before the Annuity Commencement Date. The Surrender Value is equal to the Contract Value minus any applicable charges.



UNIFIED BENEFIT DESIGN: An option that can be added for an additional charge that provides a minimum withdrawal benefit and a minimum death benefit.



VALUATION DAY: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange. The Exchange generally closes at 4:00 p.m. Eastern Time but may close earlier on certain days and as conditions warrant.



VALUATION PERIOD: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.



WE, US OR OUR: Nutmeg Life Insurance Company.



7. OTHER INFORMATION

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ASSIGNMENT -- A non-qualified Contract may be assigned. We must be properly notified in writing of an assignment. Any Annuity Payouts or Surrenders requested or scheduled before we record an assignment will be made according to the instructions we have on record. We are not responsible for determining the validity of an assignment. Assigning a non-qualified Contract may require the payment of income taxes and certain penalty taxes. Please consult a qualified tax adviser before assigning your Contract. If you elect the Unified Benefit Design, the benefits thereunder cannot be assigned.



A qualified Contract may not be transferred or otherwise assigned, unless allowed by applicable law. Please consult a qualified tax adviser before assigning your Contract.


CONTRACT MODIFICATION -- The Annuitant may not be changed. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.

We may modify the Contract, but no modification will affect the amount or term of any Contract unless a modification is required to conform the Contract to applicable federal or state law. No modification will affect the method by which Contract Values are determined.


HOW CONTRACTS ARE SOLD -- Hartford Securities Distribution Company, Inc. ("HSD") serves as Principal Underwriter for the securities issued with respect to the Separate Account. HSD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc. HSD is an affiliate of ours. Both HSD and we are ultimately controlled by The Hartford Financial Services Group, Inc. The principal business address of HSD is the same as ours. The securities will be sold by individuals who represent us as insurance agents and who are Registered Representatives of Broker-Dealers that have entered into distribution agreements with HSD.


Upfront commissions paid by Hartford will not be more than 7% of Premium Payments. Trail commissions will not be more than 1% of Contract Value. From time to time Hartford may also pay or permit other promotional incentives, in cash or credit or other compensation.


Additional Compensation to Broker-Dealers, Financial Institutions and Other Persons ("Financial Intermediaries") -- In addition to the commissions (which may be paid or reallowed to Financial Intermediaries from an applicable sales charge and/or advanced to Financial Intermediaries) and 12b-1 fees, the distributor or its affiliates pay, out of their own assets, significant additional compensation ("Additional Payments") to Financial Intermediaries (who may or may not be affiliates of the distributor) in connection with the sale and distribution of the variable annuity contracts ("Contracts") based on a number of factors. While this additional compensation is not paid directly by you, it could or might be assumed to have an implicit impact on recommendations made by these Financial Intermediaries.


With the exception of certain compensation arrangements discussed herein, and "Negotiated Additional Amounts" defined below, these Additional Payments, which are generally based on average net assets (or on aged assets i.e., assets held over one year) and on sales of the Contracts attributable to a particular Financial Intermediary, may, but are normally not expected to, exceed, in the aggregate 0.12% of the average net assets of the Contracts attributable to a particular Financial Intermediary. A listing of Financial Intermediaries to whom the distributor makes such Additional Payments is provided below. Separate Additional Payments may also be made in connection with the sale and distribution of the Contracts in such forms as, among others, "due diligence" payments and "marketing support" fees ("Negotiated Additional Amounts"), as discussed in greater detail below. With the exception of certain Negotiated Additional Amounts specifically discussed herein, payments of Negotiated Additional Amounts did not exceed $12 million per Financial Intermediary for the calendar year ended December 31, 2004. These Additional Payments and Negotiated Additional

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Amounts may, in some cases, act as a financial incentive for a Financial Intermediary to recommend the purchase of one Contract over another Contract. Please consult your Financial Intermediary for more information.

Distribution Arrangements -- Contracts issued by Nutmeg Life Insurance Company ("Nutmeg Life") are continuously offered and sold by selected broker-dealers who have selling agreements with Nutmeg Life. Except as discussed below, Nutmeg Life bears all the expenses of providing services pursuant to Contracts including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature.

In addition to the commissions described herein, Nutmeg Life and its affiliates pay, out of their own assets, Additional Payments to Financial Intermediaries in connection with the sale and distribution of the Contracts. Certain Additional Payments are generally based on average net assets (or on aged assets) of the Contracts attributable to a particular Financial Intermediary, on sales of the Contracts attributable to a particular Financial Intermediary, and/or on reimbursement of related sales expenses. Such Additional Payments are generally made for the placement of the Contracts on a Financial Intermediary's list of annuity products available for purchase by its customers. Separate Additional Payments may take the form of, among others: (1) "due diligence" payments for a Financial Intermediary's examination of the annuity products and payments for providing training and information relating to the annuity product and (2) "marketing support" fees for providing assistance in promoting the sale of the annuity product. (Negotiated Additional Amounts). Subject to NASD regulations, Nutmeg Life and its affiliates may contribute Negotiated Additional Amounts to various non-cash and cash incentive arrangements to promote the sale of the Contracts, as well as sponsor various annuity product educational programs, sales contests and/or promotions in which Financial Intermediaries that participate may receive prizes such as travel awards, merchandise and cash and/or investment research pertaining to particular securities and other financial instruments or to the securities and financial markets generally, educational information and related support materials and hardware and/or software. Nutmeg Life and its affiliates may also pay for the travel expenses, meals, lodging and entertainment of Financial Intermediaries and their salespersons and guests in connection with education, sales and promotional programs, subject to applicable NASD regulations. These programs, which may be different for different Financial Intermediaries, will not change the price an investor will pay for the Contracts or the amount that a registered representative will receive from such sale. These Additional Payments and Negotiated Additional Amounts may, in some cases, act as a financial incentive for a Financial Intermediary to recommend the purchase of one annuity product over another annuity product. Please consult your Financial Intermediary for more information.


As of December 31, 2004 Nutmeg Life had not entered into any arrangements to make Additional Payments to any Financial Intermediary. We will endeavor to update this listing annually and therefore interim arrangements will not be reflected.



The Contract may be sold directly to certain individuals under certain circumstances that do not involve payment of any sales compensation to a Registered Representative. In such case, we will credit the Contract with an additional 5.0% of the Premium Payment. This additional percentage of Premium Payment in no way affects present or future charges, rights, benefits or current values of other Contract Owners. The following class of individuals are eligible for this feature: (1) current or retired officers, directors, trustees and employees (and their families) of the ultimate parent and affiliates of Nutmeg Life; and (2) employees and Registered Representatives (and their families) of registered broker-dealers (or their financial institutions) that have a sales agreement with Nutmeg Life and its principal underwriter to sell the Contracts.


LEGAL MATTERS

There are no legal matters to which Nutmeg or the Separate Account are a party.

MORE INFORMATION


You may call your Registered Representative if you have any questions or write or call us at the address above.


FINANCIAL STATEMENTS

You can find financial statements of the Separate Account and Nutmeg in the Statement of Additional Information. To receive a copy of the Statement of Additional Information free of charge, call your representative or complete the form at the end of this prospectus and mail the form to us at the address indicated on the form.


STATE VARIATIONS



The following section describes modifications to this Prospectus required by one or more state insurance departments as of the date of this Prospectus:



- ALABAMA -- We will accept subsequent Premium Payments only during the first Contract Year.



- CALIFORNIA -- Any Contract Owner 60 years old or older when purchasing this Contract in the state of California must either: elect the Senior Protection Program, or elect to immediately allocate the initial Premium Payments to the other investment options.



Under the Senior Protection Program, we will allocate your initial Premium Payment to the Hartford Money Market HLS Fund Sub-Account for the first 35 days your initial Premium Payment is invested. After the 35th day we will automatically allocate your Contract Value according to your most current investment instructions.



If you elect the Senior Protection Program you will not be able to participate in any InvestEase or Dollar Cost Averaging Program until after the Program has terminated. The Dollar Cost Averaging Plus and certain Automatic Income Programs are not available if you elect the Senior Protection Program. Under the Senior Protection Program any subsequent Premium Payment received during the 35 days after the initial Premium Payment is invested will also be invested in the Hartford Money Market HLS Fund Sub-Account unless you direct otherwise.

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You may voluntarily terminate your participation in the Senior Protection Program by contacting us in writing or by telephone. You will automatically terminate your participation in the Senior Protection Program if you allocate a subsequent Premium Payment to any other investment option or transfer Account Value from the Hartford Money Market HLS Fund Sub-Account to another investment option.



When you terminate your participation in the Senior Protection Program:



- you may reallocate your Contract Value in the Program to other investment options; or



- we will automatically reallocate your Account Value in the Program according to your original instructions 35 days after your initial Premium Payment was invested.



- CONNECTICUT -- For Contracts issued in the state of Connecticut, there are no investment restrictions on the Sub-Accounts you may invest in while subject to The Hartford's Principal First Preferred benefit.



If you elect The Hartford's Principal First Preferred, and your Contract was issued in the state of Connecticut, our approval is required for any subsequent Premium Payments if the Premium Payments for all deferred variable annuity Contracts issued by us or our affiliates to you equals or exceeds $100,000.



Contingent Deferred Sales Charges for Connecticut residents purchasing Hartford Director M Plus are 8,8,8,7,6,5,4,3,0%.


- OREGON -- If you purchase your Contract in Oregon, we will accept subsequent Premium Payments only during the first three Contract Years. Oregon Contract Owners may only sign up for DCA Plus Programs that are 6 months or longer.



- MASSACHUSETTS -- If you purchase your Contract in Massachusetts, we will accept subsequent Premium Payments only until the Annuitants 63rd birthday or the third Contract Anniversary, whichever is later.



- MINNESOTA, NEW YORK AND WASHINGTON -- The MAV Plus Death Benefit is not available for Contracts issued in Washington, New York or Minnesota. There is a different optional Death Benefit called the Maximum Anniversary Value Death Benefit for Contracts issued in Washington, New York or Minnesota. The charge is 0.30% of average daily Sub-Account Value.



The optional Death Benefit is different for Contracts issued in Washington, New York or Minnesota. We call this optional Death Benefit the "Maximum Anniversary Value Death Benefit."



There is an additional charge we deduct on a daily basis that is equal to an annual charge of 0.30% of your Contract Value invested in the Sub-Accounts for this benefit. You cannot choose this Death Benefit if you and/or your Annuitant are age 76 or older on the issue date. You can only choose this Death Benefit at the time of issue.



The Maximum Anniversary Value Death Benefit is described below. It is the greatest of:



- Your Contract Value on the date we receive proof of death;



- Total Premium Payments adjusted for any partial Surrenders; or



- Your Maximum Anniversary Value.



- For Contracts issued in New York, Hartford will not recalculate the Benefit Amount if you change the ownership or assign your Contract to someone other than your spouse.



- PENNSYLVANIA -- Contingent Deferred Sales Charges for Pennsylvania residents purchasing Hartford Director M Plus are 8, 8, 8, 7, 6, 5, 4, 3, 0%.



- SOUTH CAROLINA AND WASHINGTON -- We do not deduct an Annual Maintenance Fee for Contracts issued in South Carolina and Washington if it will cause the rate of interest credited to your Contract Value in the Fixed Accumulation Feature to fall below state minimum requirements.



8. FEDERAL TAX CONSIDERATIONS

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A. INTRODUCTION

The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Code, Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences. The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income.

This summary has been prepared by us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.

In addition, this discussion does not address many of the tax consequences if you use the Contract in various arrangements, including Charitable Remainder Trusts, tax-qualified retirement arrangements, deferred compensation plans, split-dollar insurance arrangements, or other employee benefit arrangements.

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The tax consequences of any such arrangement may vary depending on the particular facts and circumstances of each individual arrangement and whether the arrangement satisfies certain tax qualification or classification requirements. In addition, the tax rules affecting such an arrangement may have changed recently, e.g., by legislation or regulations that affect compensatory or employee benefit arrangements. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which to you depends in part on its tax consequences, you should consult a qualified tax adviser regarding the tax treatment of the proposed arrangement and of any Contract used in it.

THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.

B. TAXATION OF NUTMEG AND THE SEPARATE ACCOUNT

The Separate Account is taxed as part of Hartford which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a "regulated investment company" under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the value of the Accumulation and Annuity Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.

No taxes are due on interest, dividends and short-term or long-term capital gains earned by the Separate Account with respect to the Contracts.

C. TAXATION OF ANNUITIES -- GENERAL PROVISIONS AFFECTING CONTRACTS NOT HELD IN TAX-QUALIFIED RETIREMENT PLANS

Section 72 of the Code governs the taxation of annuities in general.

  1. NON-NATURAL PERSONS AS OWNERS

Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Contract Owner generally could be required to include in gross income currently for each taxable year the excess of (a) the sum of the Contract Value as of the close of the taxable year and all previous distributions under the Contract over (b) the sum of net premiums paid for the taxable year and any prior taxable year and the amount includable in gross income for any prior taxable year with respect to the Contract under
Section 72(u). However, Section 72(u) does not apply to:

- A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),

- A contract acquired by the estate of a decedent by reason of such decedent's death,

- Certain contracts acquired with respect to tax-qualified retirement arrangements,

- Certain contracts held in structured settlement arrangements that may qualify under Code Section 130, or

- A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract's purchase.

A non-natural Contract Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u). However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.

Pursuant to Code Section 72(s), if the Contract Owner is a non-natural person, the primary annuitant is treated as the "owner" in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of an "owner." In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the "owner." However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.

  2. OTHER CONTRACT OWNERS (NATURAL PERSONS).

A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.

The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982.

    a. DISTRIBUTIONS PRIOR TO THE ANNUITY COMMENCEMENT DATE.

  i. Total premium payments less amounts received which were not includable in gross income equal the "investment in the contract" under Section 72 of the Code.

 ii. To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the "investment in the contract," such excess constitutes the "income on the contract." It is unclear what value should be used in determining the "income on the contract." We

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    believe that the current Contract value (determined without regard to surrender charges) is an appropriate measure. However, the IRS could take the position that the value should be the current Contract value (determined without regard to surrender charges) increased by some measure of the value of certain future benefits.

 iii. Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a partial surrender) is deemed to come first from any such "income on the contract" and then from "investment in the contract," and for these purposes such "income on the contract" shall be computed by reference to any aggregation rule in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such "income on the contract," and (2) shall not be includable in gross income to the extent that such amount does exceed any such "income on the contract." If at the time that any amount is received or deemed received there is no "income on the contract" (e.g., because the gross value of the Contract does not exceed the "investment in the contract" and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the "investment in the contract."

 iv. The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.

 v. In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b. This transfer rule does not apply, however, to certain transfers of property between spouses or incident to divorce.

 vi. In general, any amount actually received under the Contract as a Death Benefit, including an optional Death Benefit, if any, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.

    b. DISTRIBUTIONS AFTER ANNUITY COMMENCEMENT DATE.

Annuity payments made periodically after the Annuity Commencement Date are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the "investment in the contract" to the total amount of the payments to be made after the Annuity Commencement Date (the "exclusion ratio").

  i. When the total of amounts excluded from income by application of the exclusion ratio is equal to the investment in the contract as of the Annuity Commencement Date, any additional payments (including surrenders) will be entirely includable in gross income.

 ii. If the annuity payments cease by reason of the death of the Annuitant and, as of the date of death, the amount of annuity payments excluded from gross income by the exclusion ratio does not exceed the investment in the contract as of the Annuity Commencement Date, then the remaining portion of unrecovered investment shall be allowed as a deduction for the last taxable year of the Annuitant.

 iii. Generally, nonperiodic amounts received or deemed received after the Annuity Commencement Date are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining "investment in the contract" shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph c. may apply).

    c. AGGREGATION OF TWO OR MORE ANNUITY CONTRACTS.

Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same owner within the same calendar year (other than certain contracts held in connection with tax-qualified retirement arrangements) will be aggregated and treated as one annuity contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new contract for this purpose. We believe that for any Contracts subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will first be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn. In addition, the Treasury Department has specific authority under the aggregation rules in Code Section 72(e)(11) to issue regulations to prevent the avoidance of the income-out-first rules for non-periodic distributions through the serial purchase of annuity contracts or otherwise. As of the date of this prospectus, there are no regulations interpreting these aggregation provisions.

    d. 10% PENALTY TAX -- APPLICABLE TO CERTAIN WITHDRAWALS AND ANNUITY
       PAYMENTS.

  i. If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.

 ii. The 10% penalty tax will not apply to the following distributions:

    1. Distributions made on or after the date the recipient has attained the age of 59 1/2.

    2. Distributions made on or after the death of the holder or where the holder is not an individual, the death of the primary annuitant.

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    3. Distributions attributable to a recipient's becoming disabled.

    4. A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the recipient (or the joint lives or life expectancies of the recipient and the recipient's designated Beneficiary). In determining whether a payment stream designed to satisfy this exception qualifies, it is possible that the IRS could take the position that the entire interest in the Contract should include not only the current Contract value, but also some measure of the value of certain future benefits.

    5. Distributions made under certain annuities issued in connection with structured settlement agreements.

    6. Distributions of amounts which are allocable to the "investment in the contract" prior to August 14, 1982 (see next subparagraph e.).

If the taxpayer avoids this 10% penalty tax by qualifying for the substantially equal periodic payments exception and later such series of payments is modified (other than by death or disability), the10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the taxpayer has reached age 59 1/2 and (b) 5 years have elapsed since the first of these periodic payments.

    e. SPECIAL PROVISIONS AFFECTING CONTRACTS OBTAINED THROUGH A TAX-FREE EXCHANGE OF OTHER ANNUITY OR LIFE INSURANCE CONTRACTS PURCHASED PRIOR TO AUGUST 14, 1982.

If the Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come
(1) first from the amount of the "investment in the contract" prior to August 14, 1982 ("pre-8/14/82 investment") carried over from the prior Contract,
(2) then from the portion of the "income on the contract" (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining "income on the contract" and
(4) last from the remaining "investment in the contract." As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the "income on the contract" attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph e.

    f. REQUIRED DISTRIBUTIONS.

  i. Death of Contract Owner or Primary Annuitant

    Subject to the alternative election or spouse beneficiary provisions in ii or iii below:

    1. If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;

    2. If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract shall be distributed within 5 years after such death; and

    3. If the Contract Owner is not an individual, then for purposes of 1. or 2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

 ii. Alternative Election to Satisfy Distribution Requirements

    If any portion of the interest of a Contract Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. Such distributions must begin within a year of the Contract Owner's death.

 iii. Spouse Beneficiary

    If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her spouse, and the Annuitant or Contingent Annuitant is living, such spouse shall be treated as the Contract Owner of such portion for purposes of section i. above. This spousal contract continuation shall apply only once for this Contract.

    g. ADDITION OF RIDER OR MATERIAL CHANGE.

The addition of a rider to the Contract, or a material change in the Contract's provisions, could cause it to be considered newly issued or entered intofor tax purposes, and thus could cause the Contract to lose certain grandfathered tax status. Please contact your tax adviser for more information.

    h. PARTIAL EXCHANGES.

The IRS in Rev. Rul. 2003-76 has confirmed that the owner of an annuity contract can direct its insurer to transfer a portion of the contract's cash value directly to another annuity contract (issued by the same insurer or by a different insurer), and such a direct transfer can qualify for tax-free exchange treatment under Code Section 1035 (a "partial exchange"). However, Rev. Rul. 2003-76 also refers to caveats and additional guidance in the companion Notice 2003-51, which discusses cases in which a partial exchange is followed by a surrender, withdrawal or other distribution from either the old contract or the new contract. Notice 2003-51 specifically indicates that the IRS is considering
(1) under what circumstances it should treat a partial exchange followed by

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such a distribution within 24 months as presumptively for "tax avoidance" purposes (e.g., to avoid the income-out-first rules on amounts received under Code Section 72) and (2) what circumstances it should treat as rebutting such a presumption (e.g., death, disability, reaching age 59 1/2, divorce or loss of employment). Accordingly, we advise you to consult with a qualified tax adviser as to potential tax consequences before attempting any partial exchange.

  3. DIVERSIFICATION REQUIREMENTS.

The Code requires that investments supporting your Contract be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.

The Treasury Department's diversification regulations under Code Section 817(h) require, among other things, that:

- no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,

- no more than 70% is represented by any two investments,

- no more than 80% is represented by any three investments and

- no more than 90% is represented by any four investments.

In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.

A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the contract owner must agree to pay the tax due for the period during which the diversification requirements were not met.

We monitor the diversification of investments in the separate accounts and test for diversification as required by the Code. We intend to administer all contracts subject to the diversification requirements in a manner that will maintain adequate diversification.

  4. TAX OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT.

In order for a variable annuity contract to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the "owner" of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the "tax owner" of certain separate account assets, income and gain from such assets would be includable in the variable contract owner's gross income. The Treasury Department indicated in 1986 that, in regulations or revenue rulings under Code Section 817(d) (relating to the definition of a variable contract), it would provide guidance on the extent to which contract owners may direct their investments to particular subaccounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and life insurance contracts.

For instance, the IRS in Rev. Rul. 2003-92 reiterated its position in prior rulings that, where shares in a fund offered in an insurer's separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such shares can be purchased directly by the general public or others without going through such a variable contract), such "public availability" means that such shares should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such shares directly (without going through the variable contract). More specifically, Rev. Rul. 2003-92 extended this "public availability" doctrine to interests in a non-registered limited partnership that are not publicly traded but are available directly to qualified buyers through private placements (as well as through variable contracts), holding that such limited partnership interests should be treated as owned directly by a variable contract owner (and not by the insurer). By contrast, where such limited partnership interests are available exclusively through the purchase of a variable insurance contract, Rev. Rul. 2003-92 held that such investment assets should be treated as owned by the insurer (and not by the contract owner). None of the shares or other interests in the fund choices offered in our Separate Account for your Contract are available for purchase except through an insurer's variable contracts.

The IRS in Rev. Rul. 2003-91 also indicated that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the underlying fund assets. As a result, we believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, we reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.

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D. FEDERAL INCOME TAX WITHHOLDING

The portion of an amount received under a Contract that is taxable gross income to the recipient is also subject to federal income tax withholding, pursuant to Code Section 3405, which requires the following:

    1. Non-Periodic Distributions. The portion of a non-periodic distribution that is includable in gross income is subject to federal income tax withholding unless the recipient elects not to have such tax withheld ("election out"). We will provide such an "election out" form at the time such a distribution is requested. If the necessary "election out" forms are not submitted to us in a timely manner, we are required to withhold 10 percent of the includable amount of distribution.

    2. Periodic Distributions (payable over a period greater than one year). The portion of a periodic distribution that is includable in gross income is subject to federal income tax withholding as if the recipient were married claiming 3 exemptions, unless the recipient elects otherwise. A recipient may elect out of such withholding, or elect to have income tax withheld at a different rate, by providing a completed election form. We will provide such an election form at the time such a distribution is requested.

Regardless of any "election out" (or any amount of tax actually withheld) on an amount received from a Contract, the recipient is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. You also may be required to pay penalties under the estimated income tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

E. GENERAL PROVISIONS AFFECTING QUALIFIED RETIREMENT PLANS

The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to Appendix I for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.

F. ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and withholding on taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required tax forms are submitted to us. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence.

G. ESTATE, GIFT AND GENERATION-SKIPPING TAX AND RELATED TAX CONSIDERATIONS

Any amount payable upon a Contract Owner's death, whether before or after the Annuity Commencement Date, is generally includable in the Contract Owner's estate for federal estate tax purposes. Similarly, prior to the Contract Owner's death, the payment of any amount from the Contract, or the transfer of any interest in the Contract, to a beneficiary or other person for less than adequate consideration may have federal gift tax consequences. In addition, any transfer to, or designation of, a non-spouse beneficiary who either is
(1) 37 1/2 or more years younger than a Contract Owner or (2) a grandchild (or more remote further descendent) of a Contract Owner may have federal generation-skipping-transfer ("GST") tax consequences under Code Section 2601. Regulations under Code Section 2662 may require us to deduct any such GST tax from your Contract, or from any applicable payment, and pay it directly to the IRS. However, any federal estate, gift or GST tax payment with respect to a Contract could produce an offsetting income tax deduction for a beneficiary or transferee under Code Section 691(c) (partially offsetting such federal estate or GST tax) or a basis increase for a beneficiary or transferee under Code
Section 691(c) or Section 1015(d). In addition, as indicated above in "Distributions Prior to the Annuity Commencement Date," the transfer of a Contract for less than adequate consideration during the Contract Owner's lifetime generally is treated as producing an amount received by such Contract Owner that is subject to both income tax and the 10% penalty tax. To the extent that such an amount deemed received causes an amount to be includable currently in such Contract Owner's gross income, this same income amount could produce a corresponding increase in such Contract Owner's tax basis for such Contract that is carried over to the transferee's tax basis for such Contract under Code
Section 72(e)(4)(C)(iii) and Section 1015.

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TABLE OF CONTENTS TO STATEMENT OF ADDITIONAL INFORMATION

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GENERAL INFORMATION
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    Safekeeping of Assets
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    Experts
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    Non-Participating
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    Misstatement of Age or Sex
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    Principal Underwriter
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PERFORMANCE RELATED INFORMATION
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    Total Return for all Sub-Accounts
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    Yield for Sub-Accounts
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    Money Market Sub-Accounts
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    Additional Materials
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    Performance Comparisons
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ACCUMULATION UNIT VALUES
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FINANCIAL STATEMENTS
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APPENDIX I -- INFORMATION REGARDING TAX-QUALIFIED RETIREMENT PLANS

This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.

The Contracts may offer death benefits that may exceed the greater of the amounts paid for the Contract or the Contract's cash value. Owners who intend to use the Contract in connection with tax-qualified retirement plans should consider the income tax effects that such a death benefit may have on the plan.

The federal tax rules applicable to owners of Contracts under tax-qualified retirement plans vary according to the type of plan as well as the terms and conditions of the plan itself. Contract owners, plan participants and beneficiaries are cautioned that the rights and benefits of any person may be controlled by the terms and conditions of the tax-qualified retirement plan itself, regardless of the terms and conditions of a Contract. We are not bound by the terms and conditions of such plans to the extent such terms conflict with a Contract, unless we specifically consent to be bound.

Some tax-qualified retirement plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Contract owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable law. Tax penalties may apply to transactions with respect to tax-qualified retirement plans if applicable federal income tax rules and restrictions are not carefully observed.

We do not currently offer the Contracts in connection with all of the types of tax-qualified retirement plans discussed below and may not offer the Contracts for all types of tax-qualified retirement plans in the future.

1. TAX-QUALIFIED PENSION OR PROFIT-SHARING PLANS -- Eligible employers can establish certain tax-qualified pension and profit-sharing plans under section 401 of the Code. Rules under section 401(k) of the Code govern certain "cash or deferred arrangements" under such plans. Rules under section 408(k) govern "simplified employee pensions." Tax-qualified pension and profit-sharing plans are subject to limitations on the amount that may be contributed, the persons who may be eligible to participate, the time when distributions must commence, and the form in which distributions must be paid. Employers intending to use the Contracts in connection with tax-qualified pension or profit-sharing plans should seek competent tax and other legal advice. If the death benefit under the Contract can exceed the greater of the amount paid for the Contract and the Contract's cash value, it is possible that the IRS would characterize such death benefit as an "incidental death benefit." There are limitations on the amount of incidental benefits that may be provided under pension and profit sharing plans. In addition, the provision of such benefits may result in currently taxable income to the participants.

2. TAX SHELTERED ANNUITIES UNDER SECTION 403(B) -- Public schools and certain types of charitable, educational and scientific organizations, as specified in section 501(c)(3) of the Code, can purchase tax-sheltered annuity contracts for their employees. Tax-deferred contributions can be made to tax-sheltered annuity contracts under section 403(b) of the Code, subject to certain limitations. In general, total contributions may not exceed the lesser of (1) 100% of the participant's compensation, and (2) $40,000 (adjusted for increases in cost-of-living). The maximum elective deferral amount is equal to $14,000 for 2005 and $15,000 for 2006 and thereafter, indexed. The limitation on elective deferrals may be increased to allow certain "catch-up" contributions for individuals who have attained age 50.

Tax-sheltered annuity programs under section 403(b) are subject to a PROHIBITION AGAINST DISTRIBUTIONS FROM THE CONTRACT ATTRIBUTABLE TO CONTRIBUTIONS MADE PURSUANT TO A SALARY REDUCTION AGREEMENT, unless such distribution is made:

- after the participating employee attains age 59 1/2;

- upon severance from employment;

- upon death or disability; or

- in the case of hardship (and in the case of hardship, any income attributable to such contributions may not be distributed).

Generally, the above restrictions do not apply to distributions attributable to cash values or other amounts held under a section 403(b) contract as of December 31, 1988.

If the death benefit under the Contract can exceed the greater of the amount paid for the Contract and the Contract's cash value, it is possible that the IRS would characterize such death benefit as an "incidental death benefit." If the death benefit were so characterized, this could result in currently taxable income to purchasers. In addition, there are limitations on the amount of incidental death benefits that may be provided under a section 403(b) arrangement.

3. DEFERRED COMPENSATION PLANS UNDER SECTION 457 -- Certain governmental employers or tax-exempt employers other than a governmental unit can establish a Deferred Compensation Plan under section 457 of the Code. For these purposes, a "governmental employer" is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. Employees and independent contractors performing services for a governmental or tax-exempt

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employer can elect to have contributions made to a Deferred Compensation Plan of their employer in accordance with the employer's plan and section 457 of the Code.

Deferred Compensation Plans that meet the requirements of section 457(b) of the Code are called "eligible" Deferred Compensation Plans. Section 457(b) limits the amount of contributions that can be made to an eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is the lesser of (1) 100% of a participant's includible compensation or (2) the applicable dollar amount, equal to $14,000 for 2005 and $15,000 for 2006 and thereafter, indexed. The plan may provide for additional "catch-up" contributions during the three taxable years ending before the year in which the participant attains normal retirement age. In addition, the contribution limitation may be increased to allow certain "catch-up" contributions for individuals who have attained age 50.

All of the assets and income of an eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, certain custodial accounts and annuity contracts are treated as trusts. The requirement of a trust does not apply to amounts under an eligible Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, the requirement of a trust does not apply to amounts under a Deferred Compensation Plan of a governmental employer if the Deferred Compensation Plan is not an eligible plan within the meaning of section 457(b) of the Code. In the absence of such a trust, amounts under the plan will be subject to the claims of the employer's general creditors.

In general, distributions from an eligible Deferred Compensation Plan to a participant or beneficiary are prohibited under section 457 of the Code unless made after the participating employee:

- attains age 70 1/2,

- has a severance from employment as defined in the Code (including death of the participating employee), or

- suffers an unforeseeable financial emergency as defined in the Code.

4. INDIVIDUAL RETIREMENT ANNUITIES ("IRAS") UNDER
SECTION 408

TRADITIONAL IRAS -- Eligible individuals can establish individual retirement programs under section 408 of the Code through the purchase of an IRA.
Section 408 imposes limits with respect to IRAs, including limits on the amount that may be contributed to an IRA, the amount of such contributions that may be deducted from taxable income, the persons who may be eligible to contribute to an IRA, and the time when distributions commence from an IRA. See Section 6 below for a discussion of rollovers involving IRAs.

SIMPLE IRAS -- Eligible employees may establish SIMPLE IRAs in connection with a SIMPLE IRA plan of an employer under section 408(p) of the Code. Special rollover rules apply to SIMPLE IRAs. Amounts can be rolled over from one SIMPLE IRA to another SIMPLE IRA. However, amounts can be rolled over from a SIMPLE IRA to a Traditional IRA only after two years have expired since the employee first commenced participation in the employer's SIMPLE IRA plan. Amounts cannot be rolled over to a SIMPLE IRA from a qualified plan or a Traditional IRA. Hartford is a non-designated financial institution for purposes of the SIMPLE IRA rules.

ROTH IRAS -- Eligible individuals may establish Roth IRAs under section 408A of the Code. Contributions to a Roth IRA are not deductible. Subject to special limitations, a Traditional IRA, SIMPLE IRA or Simplified Employee Pension under
Section 408(k) of the Code may be converted into a Roth IRA or a distribution from such an arrangement may be rolled over to a Roth IRA. However, a conversion or a rollover to a Roth IRA is not excludable from gross income. If certain conditions are met, qualified distributions from a Roth IRA are tax-free.

5. FEDERAL TAX PENALTIES AND WITHHOLDING -- Distributions from tax-qualified retirement plans are generally taxed as ordinary income under section 72 of the Code. Under these rules, a portion of each distribution may be excludable from income. The excludable amount is the portion of the distribution that bears the same ratio as the after-tax contributions bear to the expected return.

(a) PENALTY TAX ON EARLY DISTRIBUTIONS Section 72(t) of the Code imposes an additional penalty tax equal to 10% of the taxable portion of a distribution from certain tax-qualified retirement plans. However, the 10% penalty tax does not apply to a distribution that is:

- Made on or after the date on which the employee reaches age 59 1/2;

- Made to a beneficiary (or to the estate of the employee) on or after the death of the employee;

- Attributable to the employee's becoming disabled (as defined in the Code);

- Part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and his or her designated beneficiary. In determining whether a payment stream designed to satisfy this exception qualifies, it is possible that the IRS could take the position that the entire interest in the Contract should include not only the current Contract value, but also some measure of the value of certain future benefits;

- Except in the case of an IRA, made to an employee after separation from service after reaching age 55; or

- Not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year.

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In addition, the 10% penalty tax does not apply to a distribution from an IRA that is:

- Made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions are met;

- Not in excess of the amount of certain qualifying higher education expenses, as defined by section 72(t)(7) of the Code; or

- A qualified first-time homebuyer distribution meeting the requirements specified at section 72(t)(8) of the Code.

If you are a participant in a SIMPLE IRA plan, you should be aware that the 10% penalty tax is increased to 25% with respect to non-exempt early distributions made from your SIMPLE IRA during the first two years following the date you first commenced participation in any SIMPLE IRA plan of your employer.

(b) MINIMUM DISTRIBUTION PENALTY TAX If the amount distributed is less than the minimum required distribution for the year, the Participant is subject to a 50% penalty tax on the amount that was not properly distributed.

An individual's interest in a tax-qualified retirement plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of:

- the calendar year in which the individual attains age 70 1/2; or

- the calendar year in which the individual retires from service with the employer sponsoring the plan.

The Required Beginning Date for an individual who is a five (5) percent owner (as defined in the Code), or who is the owner of an IRA, is April 1 of the calendar year following the calendar year in which the individual attains age 70 1/2.

The entire interest of the Participant must be distributed beginning no later than the Required Beginning Date over:

- the life of the Participant or the lives of the Participant and the Participant's designated beneficiary (as defined in the Code), or

- over a period not extending beyond the life expectancy of the Participant or the joint life expectancy of the Participant and the Participant's designated beneficiary.

Each annual distribution must equal or exceed a "minimum distribution amount" which is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the entire value of all benefits provided under a Contract as of the close of business on the last day of the previous calendar year. The death benefit and any optional benefits purchased under the Contract may affect the amount of the minimum required distribution that must be taken. In addition, minimum distribution incidental benefit rules may require a larger annual distribution. Required minimum distributions also can be made in the form of annuity payments if the payment structure satisfies certain rules set forth in Income Tax Regulations.

If an individual dies before reaching his or her Required Beginning Date, the individual's entire interest must generally be distributed within five years of the individual's death. However, this rule will be deemed satisfied, if distributions begin before the close of the calendar year following the individual's death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the beneficiary is the individual's surviving spouse, distributions may be delayed until the individual would have attained age 70 1/2.

If an individual dies after reaching his or her Required Beginning Date or after distributions have commenced, the individual's interest must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the individual's death.

The minimum distribution requirements apply to Roth IRAs after the Contract owner dies, but not while the Contract owner is alive. In addition, if the owner of a Traditional or Roth IRA dies and the Contract owner's spouse is the sole designated beneficiary, the surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.

In 2002 and in 2004, the Internal Revenue Service issued final and temporary regulations in the Federal Register relating to minimum required distributions. Please consult with your tax or legal adviser with any questions regarding the new regulations.

(c) WITHHOLDING We are generally required to withhold federal income tax from the taxable portion of each distribution made under a Contract. The federal income tax withholding requirements, including the rate at which withholding applies, depend on whether a distribution is or is not an eligible rollover distribution.

Federal income tax withholding from the taxable portion of distributions that are not eligible rollover distributions is required unless the payee is eligible to, and does in fact, elect not to have income tax withheld by filing an election with us. Where the payee does not elect out of withholding, the rate of income tax to be withheld depends on whether the distribution is nonperiodic or periodic. Regardless of whether an election is made not to have federal income taxes withheld, the recipient is still liable for payment of federal income tax on the taxable portion of the distribution.

For periodic payments, federal income tax will be withheld from the taxable portion of the distribution by treating the payment as wages under IRS wage withholding tables, using the marital status and number of withholding allowances elected by the payee on an IRS Form W-4P, or acceptable substitute, filed us. Where the payee has not filed a Form W-4P, or acceptable substitute, with us, the payee will be treated as married claiming three withholding allowances. Special rules apply where the payee has not provided us with a proper taxpayer identification number or where the payments are sent outside the United States or U.S. possessions.

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For nonperiodic distributions, where a payee has not elected out of withholding, income tax will be withheld at a rate of 10 percent from the taxable portion of the distribution.

Federal income tax withholding is required at a rate of 20 percent from the taxable portion of any distribution that is an eligible rollover distribution to the extent it is not directly rolled over to an eligible recipient plan. Payees cannot elect out of income tax withholding with respect to such distributions.

Also, special withholding rules apply with respect to distributions from non-governmental section 457(b) plans, and to distributions made to individuals who are neither citizens or resident aliens of the United States.

6. ROLLOVER DISTRIBUTIONS -- Under present federal tax law, "eligible rollover distributions" from qualified retirement plans under section 401(a) of the Code, qualified annuities under section 403(a) of the Code, section 403(b) arrangements, and governmental 457(b) plans generally can be rolled over tax-free within 60 days to any of such plans or arrangements that accept such rollovers. Similarly, distributions from an IRA generally are permitted to be rolled over tax-free within 60 days to a qualified plan, qualified annuity, section 403(b) arrangement, or governmental 457(b) plan. After tax contributions may be rolled over from a qualified plan, qualified annuity or governmental 457 plan into another qualified plan or an IRA. In the case of such a rollover of after tax contributions, the rollover is permitted to be accomplished only through a direct rollover. In addition, a qualified plan is not permitted to accept rollovers of after tax contributions unless the plan provides separate accounting for such contributions (and earnings thereon). Similar rules apply for purposes of rolling over after tax contributions from a section 403(b) arrangement. After tax contributions (including nondeductible contributions to an IRA) are not permitted to be rolled over from an IRA into a qualified plan, qualified annuity, section 403(b) arrangement, or governmental 457(b) plan.

For this purpose, an eligible rollover distribution is generally a distribution to an employee of all or any portion of the balance to the credit of the employee in a qualified trust under section 401(a) of the Code, qualified annuity under section 403(a) of the Code, a 403(b) arrangement or a governmental 457(b) plan. However, an eligible rollover distribution does not include: any distribution which is one of a series of substantially equal periodic payments (not less frequently than annually) made (1) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and the employee's designated beneficiary, or (2) for a specified period of 10 years or more; any distribution to the extent it is a required minimum distribution amount (discussed above); or any distribution which is made upon hardship of the employee.

Separate accounting is required on amounts rolled from plans described under Code sections 401, 403(b) or 408(IRA), when those amounts are rolled into plans described under section 457(b) sponsored by governmental employers. These amounts, when distributed from the governmental 457(b) plan, will be subject to the 10% early withdrawal tax applicable to distributions from plans described under sections 401, 403(b) or 408(IRA), respectively.

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APPENDIX II -- DEATH BENEFIT -- EXAMPLES

PREMIUM SECURITY DEATH BENEFIT EXAMPLES

EXAMPLE 1

Assume that:

- You purchased your Contract with the Premium Security Death Benefit, because You and Your Annuitant were both no older than age 80 on the issue date,

- You made an initial Premium Payment of $100,000,

- In your fourth Contract Year, you made a withdrawal of $8,000,

- Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,

- On the day we receive proof of Death, your Contract Value was $117,403,

- Your Maximum Anniversary Value was $106,000.

CALCULATION OF PREMIUM SECURITY DEATH BENEFIT

To calculate the Premium Security Death Benefit, we calculate the following three values:

- The Contract Value of your Contract on the day we receive proof of Death [$117, 403],

- Total Premium Payments adjusted for any partial Surrenders [$100,000 - $8,000 = $92,000]

- The lesser of (a) Your Maximum Anniversary Value [$106,000] and (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$117,403 + 25% x $106,000 = $143,903]; the lesser
  (a) and (b) is $106,000.

The Premium Security Death Benefit is the greatest of these three values, which is $117,403

EXAMPLE 2

Assume that:

- You purchased your Contract with the Premium Security Death Benefit, because You and Your Annuitant were both no older than age 80 on the issue date,

- You made an initial Premium Payment of $100,000,

- In your fourth Contract Year, you made a partial Surrender of $60,000,

- Your Contract Value in the fourth year immediately before your Surrender was $150,000,

- On the day we receive proof of Death, your Contract Value was $120,000,

- Your Maximum Anniversary Value is $83,571 (based on an adjustment to an anniversary value that was $140,000 before the partial Surrender (see below)).

CALCULATION OF PREMIUM SECURITY DEATH BENEFIT

To calculate the Premium Security Death Benefit, we calculate the following three values:

- The Contract Value of your Contract on the day we receive proof of Death [$120,000],

- Total Premium Payments adjusted for any partial Surrenders [$57,857 (see below)]

- The lesser of (a) Your Maximum Anniversary Value [$83,571 (see below)] and
  (b) Your Contract Value on the day we receive proof of Death plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% ($83,571) = $140,893]; the lesser
  (a) and (b) is $83,571.

The Premium Security Death Benefit is the greatest of these three values, which is $120,000

ADJUSTMENT FOR PARTIAL SURRENDER FOR TOTAL PREMIUM PAYMENTS

The adjustment to your total Premium Payments for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of total Premium Payments is $10,000. Total Premium Payments adjusted for dollar for dollar partial Surrenders is $90,000. The remaining partial Surrenders equal $50,000. This amount will reduce your total Premium Payments by a factor. To

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determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar for dollar adjustment to get $140,000. The proportional factor is 1 - (50,000/140,000) = .64286. This factor is multiplied by $90,000. The result is an adjusted total Premium Payment of $57,857.

ADJUSTMENT FOR PARTIAL SURRENDER FOR MAXIMUM ANNIVERSARY VALUE

The adjustment to your Maximum Anniversary Value for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of Premium Payments is $10,000. Your Maximum Anniversary Value adjusted for partial Surrenders on a dollar for dollar basis up to 10% of Premium Payments is $140,000 - $10,000 = $130,000. Remaining partial Surrenders are $50,000. We use this amount to reduce your Maximum Anniversary Value by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar for dollar adjustment to get $140,000. The proportional factor is 1 - (50,000/140,000) = .64286. This factor is multiplied by $130,000. The result is an adjusted Maximum Anniversary Value of $83,571.

ASSET PROTECTION DEATH BENEFIT EXAMPLES

EXAMPLE 1

Assume that:

- You purchased your Contract with the Asset Protection Death Benefit, because You and/or Your Annuitant were over age 80 on the issue date,

- You made an initial Premium Payment of $100,000,

- In your fourth Contract Year, you made a withdrawal of $8,000,

- Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,

- On the day we receive proof of Death, your Contract Value was $117,403,

- Your Maximum Anniversary Value was $106,000.

CALCULATION OF ASSET PROTECTION DEATH BENEFIT

To calculate the Asset Protection Death Benefit, we calculate the following three values:

- The Contract Value of your Contract on the day we receive proof of Death [$117, 403],

- The lesser of (a) total Premium Payments adjusted for any partial Surrenders [$100,000 - $8,000 = $92,000] or (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your total Premium Payments adjusted for any partial Surrenders and excluding any subsequent Premium Payments we receive within 12 months of death [$117,403 + 25% x $92,000 = $140,403]; the lesser of (a) and (b) is $92,000.

- The lesser of (a) Your Maximum Anniversary Value [$106,000] and (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$117,403 + 25% x $106,000 = $143,903]; the lesser
  (a) and (b) is $106,000.

The Asset Protection Death Benefit is the greatest of these three values, which is $117,403

EXAMPLE 2

Assume that:

- You purchased your Contract with the Asset Protection Death Benefit because You and/or Your Annuitant were over age 80 on the issue date,

- You made an initial Premium Payment of $100,000,

- In your fourth Contract Year, you made a partial Surrender of $60,000,

- Your Contract Value in the fourth year immediately before your Surrender was $150,000,

- On the day we receive proof of Death, your Contract Value was $120,000,

- Your Maximum Anniversary Value is $83,571 (based on an adjustment to an anniversary value that was $140,000 before the partial Surrender (see below)).

CALCULATION OF ASSET PROTECTION DEATH BENEFIT

To calculate the Asset Protection Death Benefit, we calculate the following three values:

- The Contract Value of your Contract on the day we receive proof of Death [$120,000],

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- The lesser of (a) total Premium Payments adjusted for any partial Surrenders [$57,857 (see Example 1 under Premium Security Death Benefit)] or (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your total Premium Payments adjusted for any partial Surrenders and excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% x $57,857 = $134,464]; the lesser (a) and (b) is $57,857.

- The lesser of (a) Your Maximum Anniversary Value [$83,571 (see Example 1 under Premium Security Death Benefit)] and (b) Your Contract Value on the day we receive proof of Death plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% (83,571) = $140,893]; the lesser (a) and (b) is $83,571.

The Asset Protection Death Benefit is the greatest of these three values, which is $120,000

MAV PLUS DEATH BENEFIT WITH PREMIUM SECURITY DEATH BENEFIT EXAMPLES

EXAMPLE 1

Assume that:

- You elected the MAV Plus Death Benefit when you purchased your Contract with the Premium Security Death Benefit,

- You made a single Premium Payment of $100,000,

- In your fourth Contract Year, you made a withdrawal of $8,000,

- Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,

- On the day we receive proof of Death, your Contract Value was $117,403,

- Your Maximum Anniversary Value was $106,000,

- The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was greater than the Premium Security Death Benefit, your adjusted total Premium Payments, and your Maximum Anniversary Value.

ADJUSTMENT FOR PARTIAL SURRENDERS FOR EARNINGS PROTECTION BENEFIT

To calculate the Earnings Protection Benefit, we make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender. To determine if the partial Surrender is greater than the Contract gain:

- We determine Contract gain by subtracting the Contract Value on the date you added the MAV Plus Death Benefit from the Contract Value immediately before the partial surrender, then deduct any premium payments and add any adjustments for partial Surrenders made during that time [$109,273 - $100,000 - $0 + $0 = $9,273]

Since the Contract gain at the time of partial Surrender [$9,273] exceeds the partial Surrender [$8,000], there is no adjustment for the partial Surrender in this case.

CALCULATION OF CONTRACT GAIN

Nutmeg would calculate the Contract gain as follows:

- Contract Value on the day we receive proof of Death [$117,403],

- Subtract the Contract Value on the date the MAVPlus Death Benefit was added to your Contract [$100,000],

- Add any adjustments for partial Surrenders [$0],

So the Contract gain equals $17,403.

CALCULATION OF EARNINGS PROTECTION BENEFIT CAP

To determine if the cap applies:

- Nutmeg calculates the Contract Value on the date the MAV Plus Death Benefit was added to your Contract ($100,000),

- plus Premium Payments made since that date excluding Premium Payments made in the 12 months prior to death ($0),

- minus any adjustments for partial Surrenders ($0),

Which equals $100,000. The cap is 200% of $100,000, which is $200,000.

PREMIUM SECURITY DEATH BENEFIT AMOUNT IS $117,403. (See Example 1 under Premium Security Death Benefit for details of calculation.)

ADJUSTED TOTAL PREMIUM PAYMENT AMOUNT IS $92,000. (See Example 1 under Premium Security Death Benefit for details of calculation.)

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MAV PLUS DEATH BENEFIT

In this situation the cap does not apply, so Nutmeg takes the Contract Value on the date we receive proof of death and adds 40% of gain [$117,403 + 40% ($17,403)] which totals $124,364. This is the greatest of the four values compared, and so is the death benefit.

EXAMPLE 2

Assume that:

- You elected the MAV Plus Death Benefit when you purchased your Contract with the Premium Security Death Benefit,

- You made a single Premium Payment of $100,000,

- In your fourth Contract Year, you made a partial Surrender of $60,000,

- Your Contract Value in the fourth year immediately before your Surrender was $150,000,

- Your Maximum Anniversary Value is $83,571 (based on an adjustment to an anniversary value that was $140,000 before the partial Surrender (see below))

- On the day we receive proof of Death, your Contract Value was $120,000,

- The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was the greatest of the Death Benefit calculations.

ADJUSTMENT FOR PARTIAL SURRENDERS

To calculate the Earnings Protection Benefit, we make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender. To determine if the partial Surrender is greater than the Contract gain:

- We determine Contract gain by subtracting the Contract Value on the date you added the MAV Plus Death Benefit from the Contract Value immediately before the partial surrender, then deduct any premium payments and add any adjustments for partial Surrenders made during that time [$150,000 - $100,000 - $0 + $0 = $50,000]

Since the partial Surrender [$60,000] exceeds the Contract gain at the time of partial Surrender [$50,000], the adjustment for the partial Surrender is the difference, or $10,000.

CALCULATION OF CONTRACT GAIN

Nutmeg would calculate the Contract gain as follows:

- Contract Value on the day we receive proof of Death [$120,000],

- Subtract the Contract Value on the date the MAV Plus Death Benefit was added to your Contract [$100,000],

- Add any adjustments for partial Surrenders [$10,000],

So the Contract gain equals $30,000.

CALCULATION OF EARNINGS PROTECTION BENEFIT CAP

To determine if the cap applies:

- Nutmeg calculates the Contract Value on the date the MAV Plus Death Benefit was added to your Contract ($100,000),

- plus Premium Payments made since that date excluding Premium Payments made in the 12 months prior to death ($0),

- minus any adjustments for partial Surrenders ($10,000),

Which equals $90,000. The cap is 200% of $90,000, which is $180,000.

ADJUSTMENT FOR PARTIAL SURRENDERS FOR MAXIMUM ANNIVERSARY VALUE

The adjustment to your Maximum Anniversary Value for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of Premium Payments is $10,000. Maximum Anniversary Value adjusted for dollar for dollar Surrenders is $140,000 - $10,000 = $130,000. Remaining Surrenders equal $50,000. This amount will reduce the Maximum Anniversary Value proportionally. Contract Value immediately before Surrender is $150,000 - $10,000 = $140,000. The proportional factor is 1 - (50,000/140,000) = .64286. This factor is multiplied by $130,000. The result is an adjusted Maximum Anniversary Value of $83,571.

DEATH BENEFIT WITH EARNINGS PROTECTION BENEFIT

In this situation the cap does not apply, so Nutmeg takes 40% of Contract gain on the day we receive proof of death $30,000 or $12,000 and adds that to the Contract Value on the date we receive proof of death. Therefore, the Earnings Protection Benefit is [40% ($30,000) + $120,000], which equals $132,000.

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APPENDIX III -- GUARANTEE BENEFIT RIDER I -- EXAMPLES

EXAMPLE 1: ASSUME YOU SELECT GUARANTEE BENEFIT RIDER I WHEN YOU PURCHASE YOUR CONTRACT AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

- Your Benefit Amount is $100,000, which is your initial Premium Payment.

- Your Benefit Payment is $7,000, which is 7% of your Benefit Amount.

EXAMPLE 2: IF YOU MAKE AN ADDITIONAL PREMIUM PAYMENT OF $50,000, THEN

- Your Benefit Amount is $150,000, which is your prior Benefit Amount ($100,000) plus your additional Premium Payment ($50,000).

- Your Benefit Payment is $10,500, which is your prior Benefit Payment ($7,000) plus 7% of your additional Premium Payment ($3,500).

EXAMPLE 3: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU TAKE THE MAXIMUM BENEFIT PAYMENT BEFORE THE END OF THE FIRST CONTRACT YEAR, THEN

- Your Benefit Amount becomes $93,000, which is your prior Benefit Amount ($100,000) minus the Benefit Payment ($7,000).

- Your Benefit Payment for the next year remains $7,000, because you did not take more than your maximum Benefit Payment ($7,000).

EXAMPLE 4: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $50,000, AND YOUR CONTRACT VALUE IS $150,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations:

- First we deduct the amount of the Surrender ($50,000) from your Contract Value ($150,000). This equals $100,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your "New Benefit Amount."

Since the New Contract Value ($100,000) is more than or equal to the New Benefit Amount ($50,000), and it is more than or equal to your Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is unchanged and remains $7,000.

EXAMPLE 5: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $60,000, AND YOUR CONTRACT VALUE IS $150,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations:

- First we deduct the amount of the Surrender ($60,000) from your Contract Value ($150,000). This equals $90,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($60,000) from your Benefit Amount ($100,000). This is $40,000 and is your "New Benefit Amount."

Since the New Contract Value ($90,000) is more than or equal to the New Benefit Amount ($40,000), but less than the Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is reduced. The new Benefit Payment is 7% of the greater of your New Contract Value and New Benefit Amount, which is $6,300.

EXAMPLE 6: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $50,000, AND YOUR CONTRACT VALUE IS $80,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations:

- First we deduct the amount of the Surrender ($50,000) from your Contract Value ($80,000). This equals $30,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your "New Benefit Amount."

Since the New Contract Value ($30,000) is less than the New Benefit Amount ($50,000), your "New Benefit Amount" becomes the New Contract Value ($30,000), as we have to recalculate your Benefit Payment.

We recalculate the Benefit Payment by comparing the "old" Benefit Payment ($7,000) to 7% of the New Benefit Amount ($2,100). Your Benefit Payment becomes the lower of those two values, or $2,100.

EXAMPLE 7: IF YOU ELECT TO "STEP UP" GUARANTEE BENEFIT RIDER I AFTER THE 5TH YEAR, ASSUMING YOU HAVE MADE NO WITHDRAWALS, AND YOUR CONTRACT VALUE AT THE TIME OF STEP UP IS $200,000, THEN

- We recalculate your Benefit Amount to equal your Contract Value, which is $200,000.

- Your new Benefit Payment is equal to 7% of your new Benefit Amount, or $14,000.

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APPENDIX IV -- GUARANTEED BENEFIT RIDER II -- EXAMPLES

EXAMPLE 1: ASSUME YOU SELECT GUARANTEED BENEFIT RIDER II WHEN YOU PURCHASE YOUR CONTRACT AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

- Your Benefit Amount is $100,000, which is your initial Premium Payment.

- Your Benefit Payment is $5,000, which is 5% of your Benefit Amount.

EXAMPLE 2: IF YOU MAKE AN ADDITIONAL PREMIUM PAYMENT OF $50,000, THEN

- Your Benefit Amount is $150,000, which is your prior Benefit Amount ($100,000) plus your additional Premium Payment ($50,000).

- Your Benefit Payment is $7,500, which is your prior Benefit Payment ($5,000) plus 5% of your additional Premium Payment ($2,500).

EXAMPLE 3: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU TAKE THE MAXIMUM BENEFIT PAYMENT BEFORE THE END OF THE FIRST CONTRACT YEAR, THEN

- Your Benefit Amount becomes $95,000, which is your prior Benefit Amount ($100,000) minus the Benefit Payment ($5,000).

- Your Benefit Payment for the next year remains $5,000, because you did not take more than your maximum Benefit Payment ($5,000).

EXAMPLE 4: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $50,000, AND YOUR CONTRACT VALUE IS $150,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations:

- First we deduct the amount of the Surrender ($50,000) from your Contract Value ($150,000). This equals $100,000 and is your "New Contract Value".

- Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your "New Benefit Amount."

Since the New Contract Value ($100,000) is more than or equal to the New Benefit Amount ($50,000), and it is more than or equal to your Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is unchanged and remains $5,000.

EXAMPLE 5: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $60,000, AND YOUR CONTRACT VALUE IS $150,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations:

- First we deduct the amount of the Surrender ($60,000) from your Contract Value ($150,000). This equals $90,000 and is your "New Contract Value".

- Second, we deduct the amount of the Surrender ($60,000) from your Benefit Amount ($100,000). This is $40,000 and is your "New Benefit Amount."

Since the New Contract Value ($90,000) is more than or equal to the New Benefit Amount ($40,000), but less than the Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is reduced. The new Benefit Payment is 5% of the greater of your New Contract Value and New Benefit Amount, which is $4,500.

EXAMPLE 6: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $50,000, AND YOUR CONTRACT VALUE IS $80,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations:

- First we deduct the amount of the Surrender ($50,000) from your Contract Value ($80,000). This equals $30,000 and is your "New Contract Value".

- Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your "New Benefit Amount."

Since the New Contract Value ($30,000) is less than the New Benefit Amount ($50,000), your "New Benefit Amount" becomes the New Contract Value ($30,000), as we have to recalculate your Benefit Payment.

We recalculate the Benefit Payment by comparing the "old" Benefit Payment ($5,000) to 5% of the New Benefit Amount ($1,500). Your Benefit Payment becomes the lower of those two values, or $1,500.

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APPENDIX V -- ACCUMULATION UNIT VALUES

There is no information available for the Sub-Accounts because as of December 31, 2004, the Sub-Accounts had not commenced operations.

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APPENDIX VI -- UNIFIED BENEFIT DESIGN -- EXAMPLES



(DOES NOT INCLUDE VARIATIONS FOR PLUS, EDGE)



FOR ALL EXAMPLES YOUR GUARANTEED MINIMUM DEATH IS THE GREATER OF THE BA AND THE CONTRACT VALUE ON THE DATE OF DUE PROOF OF DEATH.



EXAMPLE 1: ASSUME YOU SELECT UNIFIED BENEFIT DESIGN WHEN YOU PURCHASE YOUR CONTRACT, YOU ARE YOUNGER THAN AGE 60, AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.



- Your Benefit Amount is $100,000, which is your initial Premium Payment.



- Your Benefit Payment is $5,000, which is 5% of your Benefit Amount.



- Your Lifetime Benefit Payment is not calculated. The LPB will be set equal to the Benefit Amount on the Contract Anniversary immediately following the Oldest Owner's 60th birthday.



EXAMPLE 2: ASSUME THE SAME FACTS AS EXAMPLE 1. ALSO ASSUME THAT YOU MAKE NO ADDITIONAL PREMIUM PAYMENTS AND TAKE NO WITHDRAWALS DURING THE FIRST CONTRACT YEAR AND THAT THE CONTRACT VALUE ON YOUR FIRST ANNIVERSARY IS $105,000.



- At the anniversary, we calculate the automatic Benefit Amount Increase. The ratio is the Contract Value (105,000) divided by the Maximum Contract Value (100,000), less 1 subject to a minimum of 0% and a maximum of 10%.
    - (105,000 / 100,000) -1 = .05 = 5%



- Your Benefit Amount is $105,000, which is your previous Benefit Amount multiplied by the automatic Benefit Amount increase.



- Your Benefit Payment is $5,250, which is 5% of your Benefit Amount.



- The annual charge for Unified Benefit Design is 40 bps of the Benefit Amount after the automatic increase calculation.
    - $105,000 * .004 = $420, this amount is deducted from the Contract Value.



EXAMPLE 3: ASSUME THE SAME FACTS AS EXAMPLE 1. ALSO ASSUME THAT YOU TAKE A $1,000 PARTIAL SURRENDER IN THE FIRST CONTRACT YEAR AND THAT THE CONTRACT VALUE ON YOUR FIRST ANNIVERSARY IS $95,000.



- Your initial Benefit Amount is $100,000.



- Your Benefit Payment is $5,000.



- After the partial surrender of $1,000, your Benefit Amount is $99,000.



- There is no change to the annual Benefit Payment since the partial surrender is less than the Benefit Payment.



- At the anniversary, we calculate the automatic Benefit Amount Increase. The ratio is the Contract Value (99,000) divided by the Maximum Contract Value (100,000), less 1 subject to a minimum of 0% and a maximum of 10%.
    - (99,000 / 100,000) -1 = -.01 subject to the minimum of 0%



- Your Benefit Amount is $99,000, which is your previous Benefit Amount since the automatic Benefit Amount increase was 0%.



- Your Benefit Payment is $5,000, which is the greater of 5% of your Benefit Amount after the anniversary calculation ($4,950) or Benefit Payment prior to the anniversary calculation ($5,000).



- The annual charge for Unified Benefit Design is 40 bps of the Benefit Amount after the automatic increase calculation.
    - $99,000 * .004 = $396, this amount is deducted from the Contract Value.



EXAMPLE 4: ASSUME THE SAME FACTS AS EXAMPLE 3. ASSUME THAT AN ADDITIONAL PREMIUM PAYMENT OF $20,000 IS MADE IN CONTRACT YEAR 2 AND THAT, JUST PRIOR TO THE PAYMENT, THE CONTRACT VALUE WAS $96,000.



- At the beginning of Contract Year 2, your initial Benefit Amount is $99,000.



- Your Benefit Payment is $5,000.



- Your Benefit Amount after the premium payment is $119,000.



- Your Benefit Payment is $5,950, which is 5% of your Benefit Amount.

                                                                              59
NUTMEG LIFE INSURANCE COMPANY
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EXAMPLE 5: ASSUME THE SAME FACTS AS EXAMPLE 4. ASSUME THAT AT THE ON THE FOLLOWING ANNIVERSARY (THE END OF CONTRACT YEAR 2) THE CONTRACT VALUE IS $118,000 AND THAT NO WITHDRAWALS WERE TAKEN IN CONTRACT YEAR 2.



- After premium payment, your Benefit Amount is $119,000.



- Your Benefit Payment is $5,950.



- At the anniversary, we calculate the automatic Benefit Amount Increase. The ratio is the Contract Value (118,000) divided by the Maximum Contract Value (120,000), less 1 subject to a minimum of 0% and a maximum of 10%.
    - (118,000 / 120,000) -1 = -.01667 subject to a minimum of 0%



- Your Benefit Amount is $119,000, which is your previous Benefit Amount since the automatic Benefit Amount increase is 0%.



- Your Benefit Payment is $5,950, which is 5% of your Benefit Amount.



- The annual charge for Unified Benefit Design is 40 bps of the Benefit Amount after the automatic increase calculation.
    - $119,000 * .004 = $476, this amount is deducted from the Contract Value.



EXAMPLE 6: ASSUME THE SAME FACTS AS EXAMPLE 5. ASSUME THAT IN THE THIRD CONTRACT YEAR, A $35,000 PARTIAL SURRENDER IS TAKEN. THE PARTIAL SURRENDER INCLUDES CDSC. THE WITHDRAWAL LOWERED THE CONTRACT VALUE FROM $115,000 TO $80,000.



- At the beginning of Contract Year 3, your initial Benefit Amount is $119,000.



- Your Benefit Payment is $5,950.



- Since the total partial surrender exceeds the Benefit Payment, the Benefit Amount is reset to the lesser of (i) or (ii) as follows
    - (i) the Contract Value immediately following the partial withdrawal:
80,000
    - (ii) the Benefit Amount prior to the partial surrender, less the amount of the surrender: 119,000 - 35,000 = 84,000



- Your new Benefit Amount is $80,000.



- Your new Benefit Payment is $4,000, which is 5% of the new Benefit Amount.



EXAMPLE 7: ASSUME THAT ON THE CONTRACT ANNIVERSARY IMMEDIATELY FOLLOWING THE OLDEST OWNER'S 60TH BIRTHDAY, THE CONTRACT VALUE IS $200,000.



- Your Benefit Amount after the automatic increase calculation is $200,000.



- Your Lifetime Benefit Payment is $10,000 which is 5% of your Benefit Amount



- The annual charge for Unified Benefit Design is 40 bps of the Benefit Amount after the automatic increase calculation.
    - $200,000 * .004 = $800, this amount is deducted from the Contract Value.



EXAMPLE 8: ASSUME THE OWNER WITHDRAWS $9,000 WHEN, JUST PRIOR TO THE PARTIAL SURRENDER, THE BENEFIT PAYMENT IS $10,000; THE LIFETIME BENEFIT PAYMENT IS $7,000; THE BENEFIT AMOUNT $80,000 AND THE CONTRACT VALUE IS $85,000.



- Your Benefit Amount is $80,000 before the partial surrender.



- Your Benefit Amount after the partial surrender is $71,000, since the partial surrender is less than your Benefit Payment.



- There is no change to the annual Benefit Payment since the partial surrender is less than the Benefit Payment.



- Your Lifetime Benefit Payment will be reset to $3,550 which is 5% of the Benefit Amount after the partial surrender. This reset occurs because partial surrender is greater that the annual Lifetime Benefit Payment.



EXAMPLE 9: ASSUME THE OWNER WITHDRAWS $12,000 WHEN, JUST PRIOR TO THE PARTIAL SURRENDER, THE BENEFIT PAYMENT IS $10,000; THE LIFETIME BENEFIT PAYMENT IS $7,000; THE BENEFIT AMOUNT $80,000 AND THE CONTRACT VALUE IS $85,000.



- Your Benefit Amount is $80,000 before the partial surrender.



- Your Benefit Amount after the partial surrender is $68,000.



- It is the lesser of Contract Value after the partial surrender (73,000) and the Benefit Amount immediately prior the partial surrender, less the partial surrender amount (68,000). This comparison is done because the partial surrender is greater than your Benefit Payment.



- Your Benefit Amount will reset to $3,400 which is 5% of the Benefit Amount after the partial surrender. This reset occurs because the partial surrender is greater than the annual Benefit Payment.



- Your Lifetime Benefit Payment will reset to $3,400 which is 5% of the Benefit Amount after the partial surrender. This reset occurs because partial surrender is greater that the annual Lifetime Benefit Payment.

To obtain a Statement of Additional Information, please complete the form below and mail to:

      Nutmeg Life Insurance Company
      Attn: Investment Product Services
      P.O. Box 5085
      Hartford, Connecticut 06102-5085

Please send a Statement of Additional Information for [Product Name] Variable Annuity to me at the following address:

---------------------------------------------------
                                     Name

----------------------------------------------------------------
                                    Address

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   City/State                                                       Zip Code

                                    PART B

                      STATEMENT OF ADDITIONAL INFORMATION
                         NUTMEG LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT ONE
                        [PRODUCT NAME] VARIABLE ANNUITY

This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the Prospectus.

To obtain a Prospectus, send a written request to Nutmeg Life Insurance Company
Attn: Investment Product Services, P.O. Box 5085, Hartford, CT 06102-5085.


Date of Prospectus: November 1, 2005
Date of Statement of Additional Information: November 1, 2005


TABLE OF CONTENTS

GENERAL INFORMATION                                               2
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    Safekeeping of Assets                                         2
----------------------------------------------------------------------
    Experts                                                       2
----------------------------------------------------------------------
    Non-Participating                                             2
----------------------------------------------------------------------
    Misstatement of Age or Sex                                    2
----------------------------------------------------------------------
    Principal Underwriter                                         2
----------------------------------------------------------------------
PERFORMANCE RELATED INFORMATION                                   2
----------------------------------------------------------------------
    Total Return for all Sub-Accounts                             2
----------------------------------------------------------------------
    Yield for Sub-Accounts                                        3
----------------------------------------------------------------------
    Money Market Sub-Accounts                                     3
----------------------------------------------------------------------
    Additional Materials                                          3
----------------------------------------------------------------------
    Performance Comparisons                                       3
----------------------------------------------------------------------
ACCUMULATION UNIT VALUES                                          5
----------------------------------------------------------------------
FINANCIAL STATEMENTS                                            F-1
----------------------------------------------------------------------

2                                                  NUTMEG LIFE INSURANCE COMPANY
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GENERAL INFORMATION

SAFEKEEPING OF ASSETS

Nutmeg holds title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from Nutmeg's general corporate assets. Records are maintained of all purchases and redemptions of the underlying fund shares held in each of the Sub-Accounts.

EXPERTS


To be filed by Amendment.


NON-PARTICIPATING

The Contract is non-participating and we pay no dividends.

MISSTATEMENT OF AGE OR SEX

If an Annuitant's age or sex was misstated on the Contract, any Contract payments or benefits will be determined using the correct age and sex. If we have overpaid Annuity Payouts, an adjustment, including interest on the amount of the overpayment, will be made to the next Annuity Payout or Payouts. If we have underpaid due to a misstatement of age or sex, we will credit the next Annuity Payout with the amount we underpaid and credit interest.

PRINCIPAL UNDERWRITER

The Contracts, which are offered continuously, are distributed by Hartford Securities Distribution Company, Inc. ("HSD"). HSD serves as Principal Underwriter for the securities issued with respect to the Separate Account. HSD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc. HSD is an affiliate of ours. Both HSD and Nutmeg are ultimately controlled by The Hartford Financial Services Group, Inc. The principal business address of HSD is the same as ours.

Nutmeg currently pays HSD underwriting commissions for its role as Principal Underwriter of all variable annuities associated with this Separate Account.

PERFORMANCE RELATED INFORMATION

The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

TOTAL RETURN FOR ALL SUB-ACCOUNTS

When a Sub-Account advertises its standardized total return, it will usually be calculated from the date of the inception of the Sub-Account for one, five and ten year periods or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. To calculate standardized total return, Nutmeg uses a hypothetical initial premium payment of $1,000.00 and deducts for the mortality and risk expense charge, the highest possible contingent deferred charge, any applicable administrative charge and the Annual Maintenance Fee.

The formula Nutmeg uses to calculate standardized total return is P(1+T)TO THE POWER OF n = ERV. In this calculation, "P" represents a hypothetical initial premium payment of $1,000.00, "T" represents the average annual total return, "n" represents the number of years and "ERV" represents the redeemable value at the end of the period.

In addition to the standardized total return, the Sub-Account may advertise a non-standardized total return. These figures will usually be calculated from the date of inception of the underlying fund for one, five and ten year periods or other relevant periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that the contingent deferred sales charge and the Annual Maintenance Fee are not deducted. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.

NUTMEG LIFE INSURANCE COMPANY                                                  3
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YIELD FOR SUB-ACCOUNTS

If applicable, the Sub-Accounts may advertise yield in addition to total return. At any time in the future, yields may be higher or lower than past yields and past performance is no indication of future performance.

The standardized yield will be computed for periods beginning with the inception of the Sub-Account in the following manner. The net investment income per Accumulation Unit earned during a one-month period is divided by the Accumulation Unit Value on the last day of the period. This figure reflects deductions for the mortality and expense risk charge, any applicable administrative charge and the Annual Maintenance Fee.

The formula Nutmeg uses to calculate yield is: YIELD = 2[(a-b/cd +1)TO THE POWER OF 6 -1]. In this calculation, "a" represents the net investment income earned during the period by the underlying fund, "b" represents the expenses accrued for the period, "c" represents the average daily number of Accumulation Units outstanding during the period and "d" represents the maximum offering price per Accumulation Unit on the last day of the period.

MONEY MARKET SUB-ACCOUNTS

A money market fund Sub-Account may advertise yield and effective yield. Yield and effective yield figures reflect the deductions for the Contract, which include the mortality and expense risk charge, any applicable administrative charge and the Annual Maintenance Fee. At any time in the future, current and effective yields may be higher or lower than past yields and past performance is no indication of future performance.

Current yield of a money market fund Sub-Account is calculated for a seven-day period or the "base period" without taking into consideration any realized or unrealized gains or losses on shares of the underlying fund. The first step in determining yield is to compute the base period return. Nutmeg takes a hypothetical account with a balance of one Accumulation Unit of the Sub-Account and calculates the net change in its value from the beginning of the base period to the end of the base period. Nutmeg then subtracts an amount equal to the total deductions for the Contract and then divides that number by the value of the account at the beginning of the base period. The result is the base period return or "BPR". Once the base period return is calculated, Nutmeg then multiplies it by 365/7 to compute the current yield. Current yield is calculated to the nearest hundredth of one percent.

The formula for this calculation is YIELD = BPR X (365/7), where BPR = (A-B)/C. "A" is equal to the net change in value of a hypothetical account with a balance of one Accumulation Unit of the Sub-Account from the beginning of the base period to the end of the base period. "B" is equal to the amount that Nutmeg deducts for mortality and expense risk charge, any applicable administrative charge and the Annual Maintenance Fee. "C" represents the value of the Sub-Account at the beginning of the base period.

Effective yield is also calculated using the base period return. The effective yield is calculated by adding 1 to the base period return and raising that result to a power equal to 365 divided by 7 and subtracting 1 from the result. The calculation Nutmeg uses is:

    EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1) TO THE POWER OF 365/7] - 1.

ADDITIONAL MATERIALS

We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for any alternatives.

PERFORMANCE COMPARISONS

Each Sub-Account may from time to time include in advertisements the ranking of its performance figures compared with performance figures of other annuity contract's sub-accounts with the same investment objectives which are created by Lipper Analytical Services, Morningstar, Inc. or other recognized ranking services.

Nutmeg may also compare the performance of the Sub-Accounts against certain widely acknowledged outside standards or indices for stock and bond market performance, such as:

- The Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") is a stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States, most of which are traded on the New York Stock Exchange. Stocks in the S&P 500 are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock's current price).

4                                                  NUTMEG LIFE INSURANCE COMPANY
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- The Nasdaq Composite Index measures all Nasdaq domestic and non-U.S. based common stocks listed on the Nasdaq Stock Market. The Index is market-value weighted. This means that each company's security affects the Index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day, and is related to the total value of the Index. The Nasdaq Composite includes over 5,000 companies. On February 5, 1971, the Nasdaq Composite Index began with a base of 100.00.

- The Morgan Stanley Capital International EAFE Index (the "EAFE Index") of major markets in Europe, Australia and the Far East is a benchmark of international stock performance. The EAFE Index is "capitalization weighted," which means that a company whose securities have a high market value will contribute proportionately more to the EAFE Index's performance results than a company whose securities have a lower market value.

- The Lehman Brothers High Yield Corporate Index is a broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the SEC.

- The Lehman Brothers Government/Corporate Bond Index is a broad based unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgage-backed securities) and all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt.

NUTMEG LIFE INSURANCE COMPANY                                                  5
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ACCUMULATION UNIT VALUES

There is no information available for the Sub-Accounts because as of December 31, 2004, the Sub-Accounts had not commenced operations.

6                                                  NUTMEG LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

There are no financial statements for the Registrant because the Registrant does not currently have any assets.

                                   Part C

                                OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

      (a) All financial statements are included in Part A and Part B of the Registration Statement.

      (b) (1) Resolution of the Board of Directors of Nutmeg Life Insurance Company ("Nutmeg Life") authorizing the establishment of the Separate Account.

          (2)   Not applicable.

          (3)   (a) Principal Underwriter Agreement.(1)

          (3)   (b) Form of Dealer Agreement.(1)

          (4)   Form of Individual Flexible Premium Variable Annuity
                Contract.(2)

          (5)   Form of Application.(2)

          (6)   (a) Articles of Incorporation of Nutmeg.

          (6)   (b) Bylaws of Nutmeg.

          (7)   Form of Reinsurance Agreement.(3)

          (8)   Form of Participation Agreement.(4)

          (9) Opinion and Consent of Christopher M. Grinnell, Counsel and Assistant Vice President.

          (10)  Consent of Deloitte & Touche LLP to be filed by Amendment.

          (11)  No financial statements are omitted.

          (12)  Not applicable.

          (99)  Copy of Power of Attorney.

--------

(1) Incorporated by reference to Post-Effective Amendment No. 3, to the Registration Statement File No. 33-73570, dated April 29, 1996.

(2) Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement File No. 333-101923, filed April 7, 2003.

(3) Incorporated by reference to Post-Effective Amendment No. 27, to the Registration Statement File No. 33-73570, filed April 12, 1999.

(4) Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement File No. 333-69485, dated September 3, 1999.

Item 25. Officers and Directors of the Depositor

-------------------------------------------- -------------------------------------------------------------------------
NAME                                         POSITION WITH NUTMEG
-------------------------------------------- -------------------------------------------------------------------------
Thomas A. Campbell                           Vice President and Actuary
-------------------------------------------- -------------------------------------------------------------------------
David A. Carlson                             Senior Vice President & Deputy Chief Financial Officer, Director*
-------------------------------------------- -------------------------------------------------------------------------
Michael B. Cefole                            Vice President, Director*
-------------------------------------------- -------------------------------------------------------------------------
Richard G. Costello                          Vice President and Secretary
-------------------------------------------- -------------------------------------------------------------------------
Mary Jane B. Fortin                          Senior Vice President
-------------------------------------------- -------------------------------------------------------------------------
John N. Giamalis                             Senior Vice President and Treasurer
-------------------------------------------- -------------------------------------------------------------------------
Christopher M. Grinnell                      Assistant Vice President
-------------------------------------------- -------------------------------------------------------------------------
Christopher Hanlon                           Senior Vice President
-------------------------------------------- -------------------------------------------------------------------------
Thomas M. Marra                              President, Chief Executive Officer and Chairman of the Board, Director*
-------------------------------------------- -------------------------------------------------------------------------
Ernest M. McNeill, Jr.                       Vice President & Chief Accounting Officer
-------------------------------------------- -------------------------------------------------------------------------
William P. Meaney                            Senior Vice President
-------------------------------------------- -------------------------------------------------------------------------
Jonathan L. Mercier                          Assistant Vice President
-------------------------------------------- -------------------------------------------------------------------------
Robert W. Paiano                             Senior Vice President
-------------------------------------------- -------------------------------------------------------------------------
James E. Trimble                             Vice President & Chief Actuary
-------------------------------------------- -------------------------------------------------------------------------
John C. Walters                              Executive Vice President
-------------------------------------------- -------------------------------------------------------------------------
Neal S. Wolin                                Executive Vice President and General Counsel
-------------------------------------------- -------------------------------------------------------------------------
Lizabeth H. Zlatkus                          Executive Vice President and Chief Financial Officer, Director*
-------------------------------------------- -------------------------------------------------------------------------
David M. Znamierowski                        Executive Vice President and Chief Investment Officer, Director*
-------------------------------------------- -------------------------------------------------------------------------

Unless otherwise indicated, the principal business address of each of the above individuals is Hartford Plaza, Hartford, CT 06115.

*Denotes Board of Directors.

Item 26. Persons Controlled By or Under Common Control with the Depositor or Registrant. Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement File No. 333-119414, filed on March 31, 2005.

Item 27. Number of Contract Owners

         As of June 30, 2005, there were 0 Contract Owners.

Item 28. Indemnification

         Sections 490.850 to 490.859, inclusive, of the Iowa Code provide the standards under which a corporation may indemnify an individual for liability, including legal expenses, incurred because such individual is a party to a proceeding because the individual was a director or officer of the corporation. Specifically, Section 490.851 permits a corporation to indemnify a director if the corporation, pursuant to Section 490.202(2)(e), obligated itself under its certificate of incorporation to indemnify a director for liability except for certain liability involving conduct described in
         Section 490.851(4)(a)(b). Section 490.856(l) permits a corporation to indemnify an officer of the corporation to the same extent as a director as may be provided by the corporation's bylaws, certificate of incorporation, or resolution of the board of directors.

         Consistent with the statutes referenced above, under the Depositor's Bylaws, the Depositor must indemnify a director for liability if the director:

         A. conducted himself in good faith;

         B. reasonably believed (a) in the case of conduct in his official capacity, that his conduct was in the best interests of the corporation or (b) in all other cases, that his conduct was at least not opposed to the best interests of the corporation; and

         C. in the case of any criminal proceeding, had no reasonable cause to believe his conduct was unlawful.

         Notwithstanding the foregoing, the Depositor may not indemnify a director in either of the following circumstances:

         A. in connection with a proceeding by or in the right of the Depositor, except for reasonable expenses incurred in connection with the proceeding if it is determined that the director has met the relevant standard of conduct set forth above; or

         B. in connection with any proceeding with respect to conduct for which the director was adjudged liable on the basis that the director received a financial benefit to which the director was not entitled, whether or not involving action in the director's official capacity.

         In addition, under the Depositor's bylaws, the Depositor must indemnify officers, employees and agents for liability except for either of the following:

         A. liability in connection with a proceeding by or in the right of the Depositor, except for reasonable expenses incurred in connection with the proceeding; or

         B. liability arising out of conduct that constitutes any of the following: (i) receipt of a financial benefit to which the individual was not entitled, (ii) an intentional infliction of harm on the Depositor or the shareholders of the Depositor; or (iii) an intentional violation of criminal law.

         Section 490.857 permits a corporation to procure insurance on behalf of an individual who was a director or officer of the corporation. Consistent with the statute, the directors and officers of the Depositor and Hartford Securities Distribution Company, Inc. ("HSD") are covered under a directors and officers liability insurance policy.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters

         (a) HSD acts as principal underwriter for the following investment companies:

         Hartford Life Insurance Company - Separate Account One
         Hartford Life Insurance Company - Separate Account Two
         Hartford Life Insurance Company - Separate Account Two (DC Variable
              Account I)
         Hartford Life Insurance Company - Separate Account Two (DC Variable
              Account II)
         Hartford Life Insurance Company - Separate Account Two (QP Variable
              Account)
         Hartford Life Insurance Company - Separate Account Two (Variable
              Account "A")
         Hartford Life Insurance Company - Separate Account Two (NQ Variable
              Account)
         Hartford Life Insurance Company - Separate Account Ten
         Hartford Life Insurance Company - Separate Account Three
         Hartford Life Insurance Company - Separate Account Five
         Hartford Life Insurance Company - Separate Account Seven
         Hartford Life Insurance Company - Separate Account Eleven
         Hartford Life Insurance Company - Separate Account Twelve
         Hartford Life and Annuity Insurance Company - Separate Account One Hartford Life and Annuity Insurance Company - Separate Account Ten Hartford Life and Annuity Insurance Company - Separate Account Three Hartford Life and Annuity Insurance Company - Separate Account Five Hartford Life and Annuity Insurance Company - Separate Account Six Hartford Life and Annuity Insurance Company - Separate Account Seven Hart Life Insurance Company - Separate Account One
         Hart Life Insurance Company - Separate Account Two
         American Maturity Life Insurance Company - Separate Account AMLVA American Maturity Life Insurance Company - Separate Account One Nutmeg Life Insurance Company - Separate Account One
         Servus Life Insurance Company - Separate Account One
         Servus Life Insurance Company - Separate Account Two

         (b)  Directors and Officers of HSD

                                          POSITIONS AND OFFICES
         NAME                             WITH  UNDERWRITER
         ----                             ---------------------
         David A. Carlson                 Senior Vice President and Deputy
                                          Chief Financial Officer
         Richard G. Costello              Vice President and Secretary
         George R. Jay                    Chief Broker-Dealer Compliance Officer
         Stephen T. Joyce                 Vice President
         Thomas M. Marra                  President, Chief Executive Officer and
                                          Chairman of the Board, Director
         Martin A. Swanson                Vice President
         John C. Walters                  Executive Vice President, Director
         Neal S. Wolin                    Executive Vice President and General Counsel
         Lizabeth H. Zlatkus              Director

         Unless otherwise indicated, the principal business address of each of the above individuals is Hartford Plaza, Hartford, CT 06115.

Item 30. Location of Accounts and Records

         All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by Nutmeg Life at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

Item 31. Management Services

         All management contracts are discussed in Part A and Part B of this Registration Statement.

Item 32. Undertakings

         (a) The Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old so long as payments under the variable annuity Contracts may be accepted.

         (b) The Registrant hereby undertakes to include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

         (c) The Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

         (d) Nutmeg Life hereby represents that the aggregate fees and charges under the Contract are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Nutmeg Life.

The Registrant is relying on the no-action letter issued by the Division of Investment Management to American Counsel of Life Insurance, Ref. No. IP-6-88, November 28, 1988. The Registrant has complied with conditions one through four of the no-action letter.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf, in the Town of Simsbury, and State of Connecticut on this 5th day of August, 2005.

NUTMEG LIFE INSURANCE COMPANY -
SEPARATE ACCOUNT ONE
      (Registrant)

By: Thomas M. Marra                            *By: /s/ Christopher M. Grinnell
    -----------------------------------------       -----------------------
     Thomas M. Marra, President, Chief              Christopher M. Grinnell
     Executive Officer and Chairman of the          Attorney-in-Fact
     Board*

NUTMEG LIFE INSURANCE COMPANY
     (Depositor)

By: Thomas M. Marra
    ----------------------------------------------
     Thomas M. Marra, President, Chief Executive
     Officer and Chairman of the Board*

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons and in the capacity and on the date indicated.

David A. Carlson, Senior Vice President and
     Deputy Chief Financial Officer, Director*
Michael B. Cefole, Vice President, Director*
Thomas M. Marra, President, Chief Executive
     Officer and Chairman of the Board,
     Director* Ernest M. McNeill, Jr.,         *By: /s/ Christopher M. Grinnell
     Vice President                                 ---------------------------
     & Chief Accounting Officer*                    Christopher M. Grinnell
Lizabeth H. Zlatkus, Executive Vice President       Attorney-in-Fact
     and Chief Financial Officer, Director*
David M. Znamierowski, Executive Vice President &
     Chief Investment Officer, Director*               Date: August 5, 2005


333-119424

                                  EXHIBIT INDEX

(9) Opinion and Consent of Christopher M. Grinnell, Counsel and Assistant Vice President.

(99) Copy of Power of Attorney.